UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22717
First Trust Exchange-Traded Fund VI
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)
Registrant's telephone number, including area code:
(630) 765-8000
Date of fiscal year end:
September 30
Date of reporting period:
September 30, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Shareholders.
(a) Following is a copy of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust NASDAQ
Technology Dividend Index Fund
TDIV | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust NASDAQ Technology Dividend Index Fund (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/TDIV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust NASDAQ Technology Dividend Index Fund	$61	0.50%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 45.65% during the 12 months ended September 30, 2024. The Fund outperformed its benchmark, the S&P 500® Index, which returned 36.35% for the same Period.
The Semiconductors & Semiconductor Equipment industry received the greatest allocation of any industry in the Fund with an average weight of 37.0% during the Period. The allocation to this industry contributed 21.0% to the Fund’s overall return, which was the greatest contribution of any industry to the Fund’s return during the Period. No industry had a materially negative contribution to the Fund’s return.
FUND PERFORMANCE (September 30, 2014 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	10 Year
First Trust NASDAQ Technology Dividend Index Fund	45.65%	17.30%	14.10%
Nasdaq Technology DividendTM Index	46.66%	18.04%	14.83%
S&P 500® Index	36.35%	15.98%	13.38%
S&P 500® Information Technology Index	52.68%	26.74%	22.40%
Visit www.ftportfolios.com/etf/TDIV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$2,877,168,232
Total number of portfolio holdings	88
Total advisory fee paid	$11,979,903
Portfolio turnover rate	36%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
International Business Machines Corp.	8.5%
Oracle Corp.	8.4%
Broadcom, Inc.	8.2%
Microsoft Corp.	8.0%
Texas Instruments, Inc.	7.3%
QUALCOMM, Inc.	3.8%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3.7%
Analog Devices, Inc.	2.9%
AT&T, Inc.	2.1%
Verizon Communications, Inc.	2.1%
Sector Allocation
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/TDIV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Nasdaq Technology DividendTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Multi-Asset Diversified Income Index Fund
MDIV | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Multi-Asset Diversified Income Index Fund (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/MDIV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Multi-Asset Diversified Income Index Fund	$53(1)	0.48%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 21.26% during the 12 months ended September 30, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 36.35% for the same Period.
The Fund seeks to invest approximately 20% of its assets in each of five categories: Equities, Real Estate Investment Trusts, Preferred Securities, Master Limited Partnerships, and a high-yield corporate debt exchange-traded fund. The most significant positive contribution came from the allocation to Equities, which contributed 7.4% to the Fund’s overall return. None of the five categories had a negative contribution to the Fund’s overall return during the Period.
FUND PERFORMANCE (September 30, 2014 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	10 Year
Multi-Asset Diversified Income Index Fund	21.26%	4.11%	3.69%
Nasdaq US Multi-Asset Diversified IncomeTM Index	21.92%	4.67%	4.32%
S&P 500® Index	36.35%	15.98%	13.38%
Dow Jones U.S. Select Dividend Index	30.90%	10.25%	10.48%
Visit www.ftportfolios.com/etf/MDIV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived by the investment advisor.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$439,538,454
Total number of portfolio holdings	124
Total advisory fee paid	$2,048,654
Portfolio turnover rate	73%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
First Trust Tactical High Yield ETF	20.0%
Icahn Enterprises, L.P.	1.6%
PennyMac Mortgage Investment Trust	1.6%
Delek Logistics Partners, L.P.	1.3%
Alliance Resource Partners, L.P.	1.3%
Black Stone Minerals, L.P.	1.3%
Kimbell Royalty Partners, L.P.	1.2%
CrossAmerica Partners, L.P.	1.2%
Dorchester Minerals, L.P.	1.2%
Rithm Capital Corp.	1.2%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/MDIV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Nasdaq US Multi-Asset Diversified IncomeTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

First Trust S&P
International Dividend Aristocrats ETF
FID | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust S&P International Dividend Aristocrats ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FID. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust S&P International Dividend Aristocrats ETF	$68	0.60%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 25.48% during the 12 months ended September 30, 2024. The Fund outperformed its benchmark, the MSCI World ex USA Index, which returned 24.98% for the same Period.
The country with the greatest allocation in the Fund was Canada with a weight of 25.1%. The allocation to Canada contributed the most to Fund performance of any country with an 8.2% contribution to the Fund’s return. With a weight of 1.0%, Sweden was the country with the most negative contribution to the Fund’s return with a -0.3% in contribution to performance. The Fund’s currency exposure had a 4.1% impact on performance.
FUND PERFORMANCE (September 30, 2014 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	10 Year
First Trust S&P International Dividend Aristocrats ETF	25.48%	4.92%	3.14%
S&P International Dividend Aristocrats Index(1)	27.71%	6.38%	N/A
Dow Jones EPAC Select DividendTM Index	26.56%	6.30%	4.18%
MSCI World ex USA Index	24.98%	8.36%	5.68%
(1)
On August 30, 2018, the Fund’s underlying index changed from the Nasdaq International Multi-Asset Diversified IncomeTM Index to the S&P International Dividend Aristocrats Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to August 30, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Index had an inception date of April 30, 2018, it was not in existence for all of the periods disclosed. The old index was terminated on November 23, 2018, so performance data does not exist for these time periods.

Visit www.ftportfolios.com/etf/FID for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$82,871,202
Total number of portfolio holdings	75
Total advisory fee paid	$456,412
Portfolio turnover rate	57%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Solvay S.A.	3.0%
KT&G Corp.	2.5%
Henderson Land Development Co., Ltd.	2.4%
Ping An Insurance Group Co. of China Ltd., Class H	2.4%
Capital Power Corp.	2.0%
Vanguard International Semiconductor Corp.	2.0%
Sino Land Co., Ltd.	2.0%
Keyera Corp.	2.0%
CK Infrastructure Holdings Ltd.	1.9%
Power Assets Holdings Ltd.	1.9%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FID to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
S&P International Dividend Aristocrats Index (“Index”) is a product of S&P Dow Jones Indices, LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

First Trust BuyWrite Income ETF
FTHI | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust BuyWrite Income ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FTHI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust BuyWrite Income ETF	$85	0.76%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 23.40% for the 12 months ended September 30, 2024. The Fund outperformed its benchmark, the CBOE S&P 500® BuyWrite Monthly Index, which returned 18.31% for the same Period.
This outperformance was the result of the Fund’s option strategy outperforming the index-based strategy and the Fund’s equity portfolio marginally outperforming the benchmark’s equity portfolio.
The overall economic backdrop during the Period was one of solid economic growth and declining inflation. During the Period, broad based economic indicators highlighting these trends were:
  Average Quarterly Gross Domestic Product growth in the prior four calendar quarters (third quarter 2023 – second quarter 2024) was 3.05%;
  Year-over-year the Consumer Price Index continued to decline, falling from 3.7% as of September 30, 2023 to 2.4% as of September 30, 2024;
  Year-over-year increase in real wages, as measured by the U.S. Bureau of Labor Statistics, increased by 0.9%.
U.S. equities rallied strongly during the Period with only a brief pullback in mid-July/early August 2024. The S&P 500® Index was up 36.35% and the technology heavy Nasdaq-100 Index® was up 37.48% for the Period. Smaller capitalization stocks also rallied strongly, but without the tech powerhouses of Apple, NVIDIA Corp., Meta Platforms, Inc., and Microsoft Corp., they lagged the larger indices, up “only” 26.74%. Helping boost equities during the Period was the market’s increasing confidence that the Federal Reserve would lower its short-term benchmark rate, the Federal Funds target rate, in the final four months of 2024 and then throughout 2025. Two-year Treasury rates, in anticipation of the lower Federal Funds target rate, declined by -1.40% during the Period, while the Ten-Year Treasury rate, which helps set 30-year mortgage rates, declined by -0.79%.
The Fund benefitted from the economic backdrop as its equity holdings outperformed the S&P 500® Index by a small amount during the Period. On average, the Fund’s equity portfolio was underweight technology stocks and overweight energy stocks during the year. Both the overweight and underweight allocations reduced the Fund’s performance relative to the index as the Technology sector within the S&P 500® Index was up 52.68% during the Period and the Energy sector was up only 0.87%. Offsetting the negative impacts of the Technology and Energy sector allocations was the stock selection within the Consumer Staples and Real Estate sectors. Within these sectors, the individual stock selection process chose securities that outperformed their respective sectors, providing relative value add versus the benchmark. Positive selection also added value in the Consumer Discretionary and Utilities sectors. Overall, choosing the right stocks within the sectors more than offset the poor allocations to the sectors, resulting in the equity portfolio outperforming.
The Funds “option strategy” of selling index calls on the S&P 500® Index that are slightly out-of-the-money, with expirations of one, two, and three months, outperformed versus the benchmark’s strategy of a 100% overwrite with at-the-money one-month calls. In a strong equity rally, the Fund benefits from the additional upside provided by the slightly out-of-the-money calls. Additionally, the Fund’s option strategy overwrites 25% to 75% of the Fund’s assets, unlike the 100% overwrite of the benchmark. During the Period, the Fund’s overwrite averaged approximately 70.3% of the Fund’s net asset value, providing an option premium sufficiently large to support the Fund’s high distribution rate while still allowing the Fund to participate in strong equity market rally, resulting in strong overall performance versus the benchmark.
FUND PERFORMANCE (September 30, 2014 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	10 Year
First Trust BuyWrite Income ETF	23.40%	7.63%	7.19%
CBOE S&P 500® BuyWrite Monthly Index	18.31%	6.59%	6.25%
S&P 500® Index	36.35%	15.98%	13.38%
Visit www.ftportfolios.com/etf/FTHI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$930,455,028
Total number of portfolio holdings	178
Total advisory fee paid	$4,197,602
Portfolio turnover rate	44%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Microsoft Corp.	6.8%
Apple, Inc.	6.0%
NVIDIA Corp.	5.6%
Amazon.com, Inc.	3.6%
Meta Platforms, Inc., Class A	2.6%
Alphabet, Inc., Class A	2.1%
Alphabet, Inc., Class C	1.8%
Berkshire Hathaway, Inc., Class B	1.8%
Blackstone Mortgage Trust, Inc., Class A	1.7%
Broadcom, Inc.	1.7%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since October 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FTHI or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective December 14, 2023, the Fund’s annual management fee decreased from 0.85% to 0.75% of the Fund’s average daily net assets.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FTHI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Nasdaq BuyWrite Income ETF
FTQI | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust Nasdaq BuyWrite Income ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FTQI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Nasdaq BuyWrite Income ETF	$85	0.76%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 22.45% for the 12 months ended September 30, 2024. The Fund underperformed its benchmark, the CBOE Nasdaq-100 BuyWrite IndexSM, which returned 22.84% for the same Period.
This underperformance was the result of the Fund’s equity strategy underperforming the benchmark’s underlying equity strategy. The Fund’s option strategy outperformed the benchmark’s option strategy but not by enough to completely offset the equity underperformance.
The overall economic backdrop over the Period was one of solid economic growth and declining inflation. During the Period, broad based economic indicators highlighting these trends were:
  Average Quarterly Gross Domestic Product Growth in the prior four calendar quarters (third quarter 2023 – second quarter 2024) was 3.05%;
  Year-over-year the Consumer Price Index continued to decline, falling from 3.7% as of September 30, 2023 to 2.4% as of September 30, 2024;
  Year-over-year increase in real wages, as measured by the U.S. Bureau of Labor Statistics, increased by 0.9%.
U.S. equities rallied strongly during the Period with only a brief pullback in mid-July/early August 2024. The S&P 500® Index was up 36.35% and the technology heavy Nasdaq-100 Index® (the “Index”) was up 37.48%, for the Period. Smaller capitalization stocks also rallied strongly, but without the tech powerhouses of Apple, Inc., NVIDIA Corp., Meta Platforms, Inc., and Microsoft Corp., they lagged the larger indices, up “only” 26.74%. Helping boost equities during the Period was the market’s increasing confidence that the Federal Reserve would lower its short-term benchmark rate, the Federal Funds target rate, in the final four months of 2024 and then throughout 2025. Two-Year Treasury rates, in anticipation of the lower Federal Funds target rate, declined by -1.40% during the Period, while the Ten-Year Treasury rate, which helps set 30-year mortgage rates, declined by -0.79%.
The Fund benefitted from the economic backdrop as its equity holdings rallied strongly, only slightly underperforming the underlying equity portfolio of the benchmark. On average, the Fund’s equity portfolio was slightly underweight technology and consumer discretionary stocks and overweight financials, real estate, and energy stocks. The combined impact of the sector allocations for the portfolio were slightly positive. Offsetting the positive impacts of the sector allocation was the stock selection process, which detracted from relative returns during the Period. The Fund was, on average, underweight two of the largest stocks within the benchmark, NVIDIA Corp. and Broadcom, Inc.; both of which rallied over 100% during the Period. Overall, the rest of the portfolio performed well but was not able to offset the full impact of being underweight NVIDIA and Broadcom, Inc., resulting in the overall equity portfolio slightly underperforming the benchmark equity portfolio.
The Fund’s “option strategy” of selling index calls on the Index that are slightly out-of-the-money, with expirations of one, two, and three months, slightly outperformed versus the benchmark’s strategy of a 100% overwrite with at-the-money one-month calls. In a strong equity rally, the Fund benefits from the additional upside provided by the slightly out-of-the-money calls. Additionally, the Fund’s option strategy overwrites 50% to 100% of the Fund’s assets, unlike the fixed 100% overwrite of the benchmark. During the fiscal Period, the Fund’s overwrite averaged approximately 74.7% of the Fund’s net asset value, providing an option premium sufficiently large to support the Fund’s high distribution rate while still allowing the Fund to participate in strong equity market rally, resulting in strong overall performance versus the benchmark.
FUND PERFORMANCE (September 30, 2014 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	10 Year
First Trust Nasdaq BuyWrite Income ETF	22.45%	5.79%	5.52%
CBOE Nasdaq-100 BuyWrite IndexSM	22.84%	7.71%	7.82%
S&P 500® Index	36.35%	15.98%	13.38%
Nasdaq-100 Index®	37.48%	21.97%	18.53%
Visit www.ftportfolios.com/etf/FTQI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$453,262,605
Total number of portfolio holdings	215
Total advisory fee paid	$1,938,310
Portfolio turnover rate	58%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Apple, Inc.	9.2%
Microsoft Corp.	8.2%
NVIDIA Corp.	4.7%
Broadcom, Inc.	4.5%
Meta Platforms, Inc., Class A	4.4%
Amazon.com, Inc.	4.2%
Costco Wholesale Corp.	2.6%
Tesla, Inc.	2.5%
Netflix, Inc.	2.0%
Advanced Micro Devices, Inc.	1.8%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since October 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FTQI or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective December 14, 2023, the Fund’s annual management fee decreased from 0.85% to 0.75% of the Fund’s average daily net assets.
During the fiscal year ended September 30, 2024, the Fund’s principal investment strategies were revised to reflect that the Fund may invest in real estate investment trusts.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FTQI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Rising Dividend Achievers ETF
RDVY | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust Rising Dividend Achievers ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/RDVY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Rising Dividend Achievers ETF	$56	0.48%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 31.31% during the 12 months ended September 30, 2024. The Fund outperformed its benchmark, the Dow Jones U.S. Select DividendTM Index, which returned 30.90% for the same Period.
The Financials sector received the greatest allocation of any sector in the Fund with an average weight of 40.4% during the Period. The allocation to this sector contributed 19.4% to the Fund’s overall return, which was the greatest contribution of any sector to the Fund’s return during the Period. With a weight of only 0.8%, the most negative contribution to the Fund’s return came from the Consumer Staples sector with a -0.5% contribution to the Fund’s return.
FUND PERFORMANCE (September 30, 2014 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	10 Year
First Trust Rising Dividend Achievers ETF	31.31%	15.33%	12.97%
Nasdaq US Rising Dividend AchieversTM Index	32.07%	15.96%	13.57%
Dow Jones U.S. Select DividendTM Index	30.90%	10.25%	10.48%
S&P 500® Index	36.35%	15.98%	13.38%
Visit www.ftportfolios.com/etf/RDVY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$12,091,412,467
Total number of portfolio holdings	51
Total advisory fee paid	$47,745,601
Portfolio turnover rate	57%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Lam Research Corp.	2.1%
Steel Dynamics, Inc.	2.1%
Applied Materials, Inc.	2.1%
Accenture PLC, Class A	2.1%
CF Industries Holdings, Inc.	2.1%
Chesapeake Energy Corp.	2.1%
Williams-Sonoma, Inc.	2.1%
SLM Corp.	2.0%
Aflac, Inc.	2.0%
Garmin Ltd.	2.0%
Sector Allocation
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/RDVY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Nasdaq US Rising Dividend AchieversTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

First Trust Dorsey Wright Focus 5 ETF
FV | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust Dorsey Wright Focus 5 ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Dorsey Wright Focus 5 ETF	$35(1)	0.30%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 31.86% during the 12 months ended September 30, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 36.35% for the same Period.
The Information Technology sector received the greatest allocation of any sector in the Fund with an average weight of 48.3% during the Period. The allocation to this sector contributed 15.3% to the Fund’s overall return, which was the greatest contribution of any sector to the Fund’s return during the Period. No sector had a materially negative contribution to Fund performance.
FUND PERFORMANCE (September 30, 2014 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	10 Year
First Trust Dorsey Wright Focus 5 ETF	31.86%	15.04%	11.60%
Dorsey Wright Focus FiveTM Index	32.22%	15.39%	11.99%
S&P 500® Index	36.35%	15.98%	13.38%
Visit www.ftportfolios.com/etf/FV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$3,777,592,466
Total number of portfolio holdings	6
Total advisory fee paid	$10,476,080
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
First Trust Nasdaq Semiconductor ETF	20.7%
First Trust Industrials/Producer Durables AlphaDEX® Fund	20.4%
First Trust NASDAQ-100-Technology Sector Index Fund	20.0%
First Trust Dow Jones Internet Index Fund	19.9%
First Trust Consumer Discretionary AlphaDEX® Fund	18.9%
Dreyfus Government Cash Management Fund, Institutional Shares	0.1%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Dorsey Wright Focus FiveTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

First Trust Dorsey Wright
Momentum & Dividend ETF
DDIV | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust Dorsey Wright Momentum & Dividend ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DDIV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Dorsey Wright Momentum & Dividend ETF	$71	0.60%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 36.01% during the 12 months ended September 30, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 36.35% for the same Period.
The Financials sector received the greatest allocation of any sector in the Fund with an average weight of 35.9% during the Period. The allocation to this sector contributed 15.4% to the Fund’s overall return, which was the greatest contribution of any sector to the Fund’s return during the Period. No sector had a materially negative contribution to Fund performance.
FUND PERFORMANCE (September 30, 2014 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	10 Year
First Trust Dorsey Wright Momentum & Dividend ETF	36.01%	10.43%	9.36%
Dorsey Wright Momentum Plus Dividend YieldTM Index(1)	37.05%	11.24%	N/A
Dow Jones U.S. Select DividendTM Index	30.90%	10.25%	10.48%
S&P 500® Index	36.35%	15.98%	13.38%
(1)
On September 6, 2018, the Fund’s underlying index changed from the Richard Bernstein Advisors Quality Income Index to the Dorsey Wright Momentum Plus Dividend YieldTM Index (the “Index”). Therefore, the Fund’s performance and historical returns shown for the periods prior to September 6, 2018, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Index had an inception date of July 2, 2018, it was not in existence for all of the periods disclosed.

Visit www.ftportfolios.com/etf/DDIV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$60,661,266
Total number of portfolio holdings	51
Total advisory fee paid	$282,408
Portfolio turnover rate	173%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Simon Property Group, Inc.	5.3%
OneMain Holdings, Inc.	4.9%
ONEOK, Inc.	4.6%
Lamar Advertising Co., Class A	4.3%
Iron Mountain, Inc.	3.3%
Packaging Corp. of America	3.2%
Jefferies Financial Group, Inc.	3.0%
Popular, Inc.	3.0%
Ares Management Corp., Class A	2.9%
Corebridge Financial, Inc.	2.8%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DDIV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Dorsey Wright Momentum Plus Dividend YieldTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

First Trust RBA
American Industrial Renaissance® ETF
AIRR | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust RBA American Industrial Renaissance® ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/AIRR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust RBA American Industrial Renaissance® ETF	$86	0.70%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 44.86% during the 12 months ended September 30, 2024. The Fund outperformed its benchmark, the S&P 500® Industrials Index, which returned 35.89% for the same Period.
The Construction & Engineering industry received the greatest allocation in the Fund, with an average weight of 37.9%. The allocation to this industry contributed 27.1% to the Fund’s overall return, which was the greatest contribution of any industry to the Fund’s return during the Period. No industry had a materially negative contribution to the Fund’s return during the Period.
FUND PERFORMANCE (September 30, 2014 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	10 Year
First Trust RBA American Industrial Renaissance® ETF	44.86%	22.95%	15.37%
Richard Bernstein Advisors American Industrial Renaissance® Index	45.90%	23.88%	16.24%
S&P 500® Index	36.35%	15.98%	13.38%
S&P 500® Industrials Index	35.89%	13.76%	11.73%
Russell 2500® Index	26.17%	10.43%	9.50%
Visit www.ftportfolios.com/etf/AIRR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$1,692,645,368
Total number of portfolio holdings	60
Total advisory fee paid	$6,498,611
Portfolio turnover rate	75%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Granite Construction, Inc.	3.6%
Mueller Industries, Inc.	3.4%
EMCOR Group, Inc.	3.3%
Hubbell, Inc.	3.3%
Primoris Services Corp.	3.2%
Applied Industrial Technologies, Inc.	3.1%
MDU Resources Group, Inc.	3.1%
BWX Technologies, Inc.	3.1%
Clean Harbors, Inc.	3.0%
MSC Industrial Direct Co., Inc., Class A	3.0%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since October 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/AIRR or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended September 30, 2024, the Fund’s principal investment strategies were revised to reflect that the universe of eligible industries included in the Fund’s tracking index was expanded.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/AIRR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Richard Bernstein Advisors and Richard Bernstein Advisors American Industrial Renaissance® Index (“Index”) are trademarks and trade names of Richard Bernstein Advisors (“RBA”). The Fund is not sponsored, endorsed, sold or promoted by RBA and RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA’s only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. RBA has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. RBA is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. RBA has no obligation or liability in connection with the administration, marketing or trading of the Fund.

First Trust Dorsey Wright
International Focus 5 ETF
IFV | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust Dorsey Wright International Focus 5 ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/IFV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Dorsey Wright International Focus 5 ETF	$33(1)	0.30%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 20.76% during the 12 months ended September 30, 2024. The Fund underperformed its benchmark, the MSCI ACWI ex USA Index, which returned 25.35% for the same Period.
While Japan had the greatest allocation of any country in the Fund with a weight of 20.6%, the country with the greatest contribution to the Fund’s return during the Period was India with a weight of 20.4% and a return contribution of 7.9%. No country had a materially negative contribution to Fund performance. The Fund’s currency exposure had a 3.9% impact on performance.
FUND PERFORMANCE (September 30, 2014 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	10 Year
First Trust Dorsey Wright International Focus 5 ETF	20.76%	4.54%	3.27%
Dorsey Wright International Focus FiveTM Index	21.21%	5.11%	3.74%
MSCI ACWI ex USA Index	25.35%	7.59%	5.22%
Visit www.ftportfolios.com/etf/IFV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$198,832,312
Total number of portfolio holdings	6
Total advisory fee paid	$576,251
Portfolio turnover rate	42%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
First Trust United Kingdom AlphaDEX® Fund	20.4%
First Trust India NIFTY 50 Equal Weight ETF	20.2%
First Trust Japan AlphaDEX® Fund	19.8%
First Trust Switzerland AlphaDEX® Fund	19.8%
First Trust Eurozone AlphaDEX® ETF	19.6%
Dreyfus Government Cash Management Fund, Institutional Shares	0.2%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/IFV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Dorsey Wright International Focus FiveTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

First Trust Dorsey Wright
Dynamic Focus 5 ETF
FVC | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust Dorsey Wright Dynamic Focus 5 ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FVC. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Dorsey Wright Dynamic Focus 5 ETF	$32(1)	0.30%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.48% during the 12 months ended September 30, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 36.35% for the same Period.
The Information Technology sector received the greatest allocation of any sector in the Fund with an average weight of 35.6% during the Period. The allocation to this sector contributed 7.1% to the Fund’s overall return, which was the greatest contribution of any sector to Fund return during the Period. No sector had a materially negative contribution to Fund performance.
FUND PERFORMANCE (March 17, 2016 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	Since Inception (3/17/16)
First Trust Dorsey Wright Dynamic Focus 5 ETF	16.48%	7.35%	7.98%
Dorsey Wright Dynamic Focus FiveTM Index	16.95%	7.76%	8.37%
S&P 500® Index	36.35%	15.98%	14.95%
Visit www.ftportfolios.com/etf/FVC for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$154,439,138
Total number of portfolio holdings	6
Total advisory fee paid	$503,664
Portfolio turnover rate	200%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The table below shows the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
First Trust Nasdaq Semiconductor ETF	20.7%
First Trust Industrials/Producer Durables AlphaDEX® Fund	20.4%
First Trust NASDAQ-100-Technology Sector Index Fund	20.0%
First Trust Dow Jones Internet Index Fund	19.9%
First Trust Consumer Discretionary AlphaDEX® Fund	18.9%
Dreyfus Government Cash Management Fund, Institutional Shares	0.1%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FVC to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Dorsey Wright Focus FiveTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

First Trust SMID Cap Rising
Dividend Achievers ETF
SDVY | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust SMID Cap Rising Dividend Achievers ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/SDVY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust SMID Cap Rising Dividend Achievers ETF	$68	0.59%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 31.07% during the 12 months ended September 30, 2024. The Fund outperformed its benchmark, the S&P 1000® Index, which returned 26.56% for the same Period.
The Financials sector received the greatest allocation of any sector in the Fund with an average weight of 31.1% during the Period. The allocation to this sector contributed 14.3% to overall Fund return, the greatest contribution of any sector to the Fund’s return during the Period. No sector had a material negative contribution to Fund performance.
FUND PERFORMANCE (November 1, 2017 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	Since Inception (11/1/17)
First Trust SMID Cap Rising Dividend Achievers ETF	31.07%	14.39%	11.01%
Nasdaq US Small Mid Cap Rising Dividend AchieversTM Index	32.05%	15.13%	11.72%
S&P 1000® Index	26.56%	11.32%	9.38%
Russell 3000® Index	35.19%	15.26%	13.56%
Visit www.ftportfolios.com/etf/SDVY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$6,122,083,500
Total number of portfolio holdings	97
Total advisory fee paid	$21,697,061
Portfolio turnover rate	64%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
A.O. Smith Corp.	1.1%
Expeditors International of Washington, Inc.	1.1%
Matson, Inc.	1.1%
Steel Dynamics, Inc.	1.1%
Landstar System, Inc.	1.1%
CF Industries Holdings, Inc.	1.1%
Chesapeake Energy Corp.	1.1%
Ralph Lauren Corp.	1.1%
Corebridge Financial, Inc.	1.1%
Westlake Corp.	1.1%
Sector Allocation
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since October 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/SDVY or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended September 30, 2024, the Fund’s principal investment strategies were revised to reflect that, during each quarterly rebalance, securities that no longer meet the size and liquidity requirements of the Fund’s tracking index will be removed from the index.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/SDVY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Nasdaq US Small Mid Cap Rising Dividend AchieversTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

First Trust Indxx
Innovative Transaction & Process ETF
LEGR | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust Indxx Innovative Transaction & Process ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/LEGR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Indxx Innovative Transaction & Process ETF	$75	0.65%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 31.08% during the 12 months ended September 30, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 36.35% for the same Period.
The Financials sector received the greatest allocation of any sector in the Fund with an average weight of 40.2% during the Period. The allocation to this sector contributed 14.4% to the Fund’s overall Fund return, the greatest contribution of any sector to the Fund’s overall return during the Period. No sector had a materially negative contribution to Fund performance. The Fund’s currency exposure had a 2.2% impact on performance.
FUND PERFORMANCE (January 24, 2018 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	Since Inception (1/24/18)
First Trust Indxx Innovative Transaction & Process ETF	31.08%	12.44%	9.29%
Indxx Blockchain Index	32.58%	13.54%	10.34%
S&P 500® Index	36.35%	15.98%	13.10%
Visit www.ftportfolios.com/etf/LEGR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$106,520,050
Total number of portfolio holdings	106
Total advisory fee paid	$662,605
Portfolio turnover rate	17%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
JD.com, Inc., ADR	1.9%
Baidu, Inc., ADR	1.6%
Alibaba Group Holding Ltd., ADR	1.6%
Intel Corp.	1.6%
Micron Technology, Inc.	1.5%
China CITIC Bank Corp., Ltd., Class H	1.5%
Industrial & Commercial Bank of China Ltd., Class H	1.5%
PayPal Holdings, Inc.	1.4%
Advanced Micro Devices, Inc.	1.4%
Infineon Technologies AG	1.4%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/LEGR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Indxx and Indxx Blockchain Index (“Index”) are trademarks of Indxx, Inc. (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx, and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

First Trust Nasdaq
Artificial Intelligence and Robotics ETF
ROBT | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust Nasdaq Artificial Intelligence and Robotics ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/ROBT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Nasdaq Artificial Intelligence and Robotics ETF	$68	0.65%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 8.75% during the 12 months ended September 30, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 36.35% for the same Period.
While the Software industry had the greatest allocation of any industry in the Fund with a weight of 38.0%, the industry with the greatest contribution to the Fund’s return during the Period was the Semiconductors & Semiconductor Equipment industry with a weight of 8.9% and a return contribution of 4.0%. With a weight of 7.4%, the Automobile Components industry contributed -4.8% to the Fund’s return, the most negative contribution to the Fund’s return of any industry. The Fund’s currency exposure had a 1.7% impact on performance.
FUND PERFORMANCE (February 21, 2018 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	Since Inception (2/21/18)
First Trust Nasdaq Artificial Intelligence and Robotics ETF	8.75%	7.05%	6.26%
Nasdaq CTA Artificial Intelligence and RoboticsTM Index	9.36%	7.70%	6.92%
S&P 500® Index	36.35%	15.98%	14.08%
Visit www.ftportfolios.com/etf/ROBT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$453,666,959
Total number of portfolio holdings	111
Total advisory fee paid	$3,165,770
Portfolio turnover rate	43%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Mizuho Financial Group, Inc.	2.2%
Daiwa Capital Markets America, Inc.	2.2%
Symbotic, Inc.	2.1%
Palantir Technologies, Inc., Class A	1.9%
Bank of America Corp.	1.9%
Ocado Group PLC	1.9%
Valeo SE	1.8%
PKSHA Technology, Inc.	1.8%
Meta Platforms, Inc., Class A	1.8%
Dynatrace, Inc.	1.7%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/ROBT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Nasdaq CTA Artificial Intelligence and RoboticsTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

First Trust Dorsey Wright
Momentum & Low Volatility ETF
DVOL | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust Dorsey Wright Momentum & Low Volatility ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DVOL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Dorsey Wright Momentum & Low Volatility ETF	$70	0.60%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 33.95% during the 12 months ended September 30, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 36.35% for the same Period.
The Industrials sector received the greatest allocation of any sector in the Fund with an average weight of 28.8% during the Period. The allocation to this sector contributed 10.3% to overall Fund return, the greatest contribution of any sector to the Fund’s return during the Period. No sector had a material negative contribution to Fund performance.
FUND PERFORMANCE (September 5, 2018 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	Since Inception (9/5/18)
First Trust Dorsey Wright Momentum & Low Volatility ETF	33.95%	8.90%	9.89%
Dorsey Wright Momentum Plus Low VolatilityTM Index	34.88%	9.60%	10.61%
S&P 500® Index	36.35%	15.98%	13.96%
Visit www.ftportfolios.com/etf/DVOL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$51,388,727
Total number of portfolio holdings	51
Total advisory fee paid	$290,503
Portfolio turnover rate	122%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Republic Services, Inc.	3.3%
Visa, Inc., Class A	3.1%
Mastercard, Inc., Class A	3.1%
Fiserv, Inc.	3.1%
Marsh & McLennan Cos., Inc.	3.0%
Curtiss-Wright Corp.	3.0%
Walmart, Inc.	2.9%
Linde PLC	2.9%
Motorola Solutions, Inc.	2.8%
Otis Worldwide Corp.	2.8%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DVOL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Dorsey Wright Momentum Plus Low VolatilityTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

First Trust Dorsey Wright
Momentum & Value ETF
DVLU | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust Dorsey Wright Momentum & Value ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DVLU. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Dorsey Wright Momentum & Value ETF	$71	0.60%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 36.49% during the 12 months ended September 30, 2024. The Fund outperformed its benchmark, the S&P 500® Index, which returned 36.35% for the same Period.
While the Financials sector had the greatest allocation of any sector in the Fund with a weight of 28.1%, the sector with the greatest contribution to Fund return during the Period was the Consumer Discretionary sector with a weight of 21.8% and a return contribution of 12.8%. With a weight of 11.3%, the Energy sector contributed -1.1% to Fund return, the most negative contribution to the Fund’s return of any sector.
FUND PERFORMANCE (September 5, 2018 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	5 Year	Since Inception (9/5/18)
First Trust Dorsey Wright Momentum & Value ETF	36.49%	12.45%	9.12%
Dorsey Wright Momentum Plus ValueTM Index	37.47%	13.18%	9.83%
S&P 500® Index	36.35%	15.98%	13.96%
Visit www.ftportfolios.com/etf/DVLU for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$32,362,260
Total number of portfolio holdings	51
Total advisory fee paid	$159,138
Portfolio turnover rate	155%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
PulteGroup, Inc.	3.7%
Jones Lang LaSalle, Inc.	3.3%
Tenet Healthcare Corp.	3.1%
Capital One Financial Corp.	3.1%
Corebridge Financial, Inc.	3.0%
Reinsurance Group of America, Inc.	3.0%
Travelers (The) Cos., Inc.	3.0%
Popular, Inc.	3.0%
US Foods Holding Corp.	3.0%
NRG Energy, Inc.	2.9%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DVLU to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Dorsey Wright Momentum Plus ValueTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

First Trust International Developed
Capital Strength® ETF
FICS | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust International Developed Capital Strength® ETF (the “Fund”) for the year of October 1, 2023 to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FICS. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust International Developed Capital Strength® ETF	$79	0.70%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 26.15% during the 12 months ended September 30, 2024. The Fund outperformed its benchmark, the MSCI World ex USA Index, which returned 24.98% for the same Period.
The Industrial sector had the greatest allocation and also the greatest contribution to the Fund’s return during the Period, with an allocation of 36.1% and a 12.9% contribution to the Fund’s overall return. The Energy sector contributed the largest drag to the Fund’s return at -0.2%. The Fund’s currency exposure had a 6.5% impact on performance.
FUND PERFORMANCE (December 15, 2020 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	1 Year	Since Inception (12/15/20)
First Trust International Developed Capital Strength® ETF	26.15%	7.49%
The International Developed Capital StrengthTM Index	27.24%	8.44%
MSCI World ex USA Index	24.98%	7.43%
Visit www.ftportfolios.com/etf/FICS for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$156,971,925
Total number of portfolio holdings	52
Total advisory fee paid	$726,757
Portfolio turnover rate	58%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Aristocrat Leisure Ltd.	2.8%
Unilever PLC	2.4%
DSV A/S	2.4%
Roche Holding AG	2.3%
Obic Co., Ltd.	2.3%
Investor AB, Class B	2.3%
Swiss Re AG	2.3%
Bunzl PLC	2.2%
Industria de Diseno Textil S.A.	2.2%
Givaudan S.A.	2.2%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since October 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FICS or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended September 30, 2024, the Fund’s diversification status under the Investment Company Act of 1940 changed from non-diversified to diversified. The Fund’s principal investment strategies and principal risks were revised accordingly.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FICS to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and The International Developed Capital StrengthTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

First Trust S&P 500 Economic Moat ETF
EMOT | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the First Trust S&P 500 Economic Moat ETF (the “Fund”) for the period of June 26, 2024 (commencement of investment operations) to September 30, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/EMOT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust S&P 500 Economic Moat ETF	$16(1)	0.60%(2)
(1)	The Fund commenced investment operations on June 26, 2024. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 6.26% from the Fund’s inception date on June 26, 2024 through September 30, 2024. The Fund outperformed its benchmark, the S&P 500® Index, which returned 5.56% for the same Period.
The Information Technology sector received the greatest allocation of any sector in the Fund with an average weight of 35.2% during the Period. However, the greatest contribution to the Fund’s return of 2.4% came from the Consumer Discretionary sector with a 22.0% weight in the Fund. No sector had a negative contribution to the Fund’s return during the Period.
FUND PERFORMANCE (June 26, 2024 to September 30, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of September 30, 2024)	Since Inception (6/26/24)
First Trust S&P 500 Economic Moat ETF	6.26%
S&P 500® Economic Moat Index	6.46%
S&P 500® Index	5.56%
Visit www.ftportfolios.com/etf/EMOT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of September 30, 2024)
Fund net assets	$3,182,939
Total number of portfolio holdings	50
Total advisory fee paid	$2,222
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of September 30, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Fortinet, Inc.	2.4%
Lockheed Martin Corp.	2.4%
Accenture PLC, Class A	2.3%
Starbucks Corp.	2.3%
Walmart, Inc.	2.3%
Oracle Corp.	2.3%
Lowe’s Cos., Inc.	2.3%
McDonald’s Corp.	2.2%
UnitedHealth Group, Inc.	2.2%
Philip Morris International, Inc.	2.2%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/EMOT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
S&P 500® Economic Moat Index (“Index”) is a product of S&P Dow Jones Indices, LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Exchange-Traded Fund VI (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $411,400 for the fiscal year ended 2023 and $387,400 for the fiscal year ended 2024.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $261,692 for the fiscal year ended 2023 and $127,305 for the fiscal year ended 2024.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor and distributor were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

These fees were for tax consultation and/or tax return preparation.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2023 were $261,692 for the Registrant, $31,000 for the Registrant’s investment advisor and $45,500 for the Registrant’s distributor; and for the fiscal year ended 2024 were $127,305 for the Registrant, $28,600 for the Registrant’s investment advisor and $33,000 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)  Not applicable to the Registrant.

(j)  Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Following is a copy of the annual financial statements required, and for the periods specified, by Regulation S-X.

Annual Financial Statements and Other Information
For the Year Ended September 30, 2024

First Trust Exchange-Traded Fund VI

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Multi-Asset Diversified Income Index Fund (MDIV)
First Trust S&P International Dividend Aristocrats ETF (FID)
First Trust BuyWrite Income ETF (FTHI)
First Trust Nasdaq BuyWrite Income ETF (FTQI)
First Trust Rising Dividend Achievers ETF (RDVY)
First Trust Dorsey Wright Focus 5 ETF (FV)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
First Trust International Developed Capital Strength® ETF (FICS)

Table of Contents
First Trust Exchange-Traded Fund VI
Annual Financial Statements and Other Information
September 30, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS — 99.9%
	Communications Equipment — 4.7%
1,100,056	Cisco Systems, Inc.	$58,544,980
112,013	Motorola Solutions, Inc.	50,364,405
1,648,738	Nokia Oyj, ADR	7,204,985
783,555	Telefonaktiebolaget LM Ericsson, ADR	5,939,347
58,262	Ubiquiti, Inc.	12,917,851
		134,971,568
	Diversified Telecommunication Services — 9.5%
2,793,811	AT&T, Inc.	61,463,842
1,588,480	BCE, Inc.	55,279,104
208,907	Cogent Communications Holdings, Inc.	15,860,219
188,932	Iridium Communications, Inc.	5,752,979
425,243	KT Corp., ADR	6,540,237
274,568	Orange S.A., ADR	3,152,041
424,098	Telefonica Brasil S.A., ADR	4,355,486
705,095	Telefonica S.A., ADR	3,426,762
3,444,661	TELUS Corp.	57,801,412
1,330,705	Verizon Communications, Inc.	59,761,962
		273,394,044
	Electronic Equipment, Instruments & Components — 4.9%
373,952	Amphenol Corp., Class A	24,366,712
95,336	Avnet, Inc.	5,177,698
26,991	Benchmark Electronics, Inc.	1,196,241
69,832	CDW Corp.	15,802,982
1,102,613	Corning, Inc.	49,782,977
6,237	PC Connection, Inc.	470,457
52,527	TD SYNNEX Corp.	6,307,442
230,547	TE Connectivity PLC	34,810,292
119,157	Vishay Intertechnology, Inc.	2,253,259
		140,168,060
	Health Care Technology — 0.0%
6,378	Simulations Plus, Inc.	204,223
	Interactive Media & Services — 0.3%
222,342	Autohome, Inc., ADR	7,252,796
54,183	Shutterstock, Inc.	1,916,453
		9,169,249
	IT Services — 10.2%
115,562	Amdocs Ltd.	10,109,364
362,102	Cognizant Technology Solutions Corp., Class A	27,947,032
22,103	Hackett Group (The), Inc.	580,646
Shares	Description	Value

	IT Services (Continued)
521,021	Infosys Ltd., ADR	$11,603,138
1,100,219	International Business Machines Corp.	243,236,416
		293,476,596
	Media — 2.2%
14,604	Cable One, Inc.	5,108,333
1,405,024	Comcast Corp., Class A	58,687,853
		63,796,186
	Professional Services — 1.4%
50,592	Concentrix Corp.	2,592,840
33,961	CSG Systems International, Inc.	1,652,202
354,519	Dun & Bradstreet Holdings, Inc.	4,080,514
52,645	KBR, Inc.	3,428,769
61,380	Leidos Holdings, Inc.	10,004,940
24,818	Paycom Software, Inc.	4,133,934
27,955	Science Applications International Corp.	3,893,293
151,070	SS&C Technologies Holdings, Inc.	11,210,905
		40,997,397
	Semiconductors & Semiconductor Equipment — 36.6%
112,232	Amkor Technology, Inc.	3,434,299
362,385	Analog Devices, Inc.	83,410,155
273,665	Applied Materials, Inc.	55,294,013
41,143	ASML Holding N.V.	34,282,405
1,365,848	Broadcom, Inc.	235,608,780
31,751	Camtek Ltd.	2,535,317
44,627	KLA Corp.	34,559,595
47,326	Kulicke & Soffa Industries, Inc.	2,135,822
60,933	Lam Research Corp.	49,726,203
550,527	Microchip Technology, Inc.	44,201,813
11,301	Monolithic Power Systems, Inc.	10,447,775
194,049	NXP Semiconductors N.V.	46,573,701
32,215	Power Integrations, Inc.	2,065,626
634,305	QUALCOMM, Inc.	107,863,565
38,196	Silicon Motion Technology Corp., ADR	2,320,025
190,865	Skyworks Solutions, Inc.	18,851,736
30,980	STMicroelectronics N.V.	921,035
606,171	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	105,273,718
1,010,518	Texas Instruments, Inc.	208,742,703
17,691	Universal Display Corp.	3,713,341
		1,051,961,627
	Software — 20.3%
61,987	A10 Networks, Inc.	895,092
83,229	Adeia, Inc.	991,257
51,154	Clear Secure, Inc., Class A	1,695,244
See Notes to Financial Statements

First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
47,111	Dolby Laboratories, Inc., Class A	$3,605,405
560,021	Gen Digital, Inc.	15,361,376
22,544	InterDigital, Inc.	3,192,907
76,880	Intuit, Inc.	47,742,480
533,124	Microsoft Corp.	229,403,257
405,808	Open Text Corp.	13,505,290
1,423,695	Oracle Corp.	242,597,628
24,794	Progress Software Corp.	1,670,372
27,301	Roper Technologies, Inc.	15,191,368
32,682	SAP SE, ADR	7,487,446
39,821	Sapiens International Corp. N.V.	1,484,129
		584,823,251
	Technology Hardware, Storage & Peripherals — 6.1%
209,915	Dell Technologies, Inc., Class C	24,883,324
1,647,607	Hewlett Packard Enterprise Co.	33,710,039
1,397,036	HP, Inc.	50,111,682
93,825	Logitech International S.A.	8,418,917
164,985	NetApp, Inc.	20,377,298
284,655	Seagate Technology Holdings PLC	31,178,262
528,361	Xerox Holdings Corp.	5,484,387
		174,163,909
	Wireless Telecommunication Services — 3.7%
1,324,111	Mobile TeleSystems PJSC, ADR (a) (b) (c) (d)	0
1,186,010	Rogers Communications, Inc., Class B	47,689,462
279,775	T-Mobile US, Inc.	57,734,369
66,036	Turkcell Iletisim Hizmetleri A/S, ADR	454,328
		105,878,159
	Total Common Stocks	2,873,004,269
	(Cost $2,133,650,242)
MONEY MARKET FUNDS — 0.0%
1,033,446	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (e)	1,033,446
	(Cost $1,033,446)

	Total Investments — 99.9%	2,874,037,715
	(Cost $2,134,683,688)
	Net Other Assets and Liabilities — 0.1%	3,130,517
	Net Assets — 100.0%	$2,877,168,232

(a)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(b)	Non-income producing security.
(c)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At September 30, 2024, securities
noted as such are valued at $0 or 0.0% of net assets.

(d)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(e)	Rate shown reflects yield as of September 30, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Wireless Telecommunication Services	$ 105,878,159	$ 105,878,159	$ —	$ —**
Other Industry Categories*	2,767,126,110	2,767,126,110	—	—
Money Market Funds	1,033,446	1,033,446	—	—
Total Investments	$2,874,037,715	$2,874,037,715	$—	$—**

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS — 20.6%
	Banks — 0.3%
7,600	PNC Financial Services Group (The), Inc.	$1,404,860
	Biotechnology — 0.4%
20,623	Gilead Sciences, Inc.	1,729,032
	Capital Markets — 0.4%
16,559	T. Rowe Price Group, Inc.	1,803,772
	Chemicals — 0.5%
21,510	LyondellBasell Industries N.V., Class A	2,062,809
	Containers & Packaging — 0.3%
27,530	Sonoco Products Co.	1,503,964
	Diversified Telecommunication Services — 1.2%
118,116	AT&T, Inc.	2,598,552
64,049	Verizon Communications, Inc.	2,876,441
		5,474,993
	Electric Utilities — 4.1%
14,584	American Electric Power Co., Inc.	1,496,318
13,487	Duke Energy Corp.	1,555,051
18,016	Edison International	1,569,013
13,164	Entergy Corp.	1,732,514
30,542	Evergy, Inc.	1,893,909
25,853	Eversource Energy	1,759,297
43,152	Exelon Corp.	1,749,814
36,984	FirstEnergy Corp.	1,640,240
34,425	Portland General Electric Co.	1,648,958
36,602	TXNM Energy, Inc.	1,602,070
24,388	Xcel Energy, Inc.	1,592,536
		18,239,720
	Financial Services — 0.7%
264,151	Western Union (The) Co.	3,151,321
	Food Products — 1.9%
60,327	Conagra Brands, Inc.	1,961,834
73,213	Flowers Foods, Inc.	1,689,024
19,906	General Mills, Inc.	1,470,058
12,837	J.M. Smucker (The) Co.	1,554,561
52,283	Kraft Heinz (The) Co.	1,835,656
		8,511,133
	Gas Utilities — 1.5%
23,284	National Fuel Gas Co.	1,411,243
31,632	New Jersey Resources Corp.	1,493,030
22,333	ONE Gas, Inc.	1,662,022
27,698	Spire, Inc.	1,863,799
		6,430,094
	Health Care Equipment & Supplies — 0.3%
15,871	Medtronic PLC	1,428,866
	Health Care Providers & Services — 0.4%
80,121	Premier, Inc., Class A	1,602,420
	Hotels, Restaurants & Leisure — 0.4%
9,392	Darden Restaurants, Inc.	1,541,509
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Household Products — 0.3%
10,099	Kimberly-Clark Corp.	$1,436,886
	Insurance — 1.1%
22,359	First American Financial Corp.	1,475,918
44,372	Horace Mann Educators Corp.	1,550,801
13,826	Prudential Financial, Inc.	1,674,329
		4,701,048
	IT Services — 0.4%
6,990	International Business Machines Corp.	1,545,349
	Media — 0.4%
50,513	Interpublic Group of (The) Cos., Inc.	1,597,726
	Multi-Utilities — 1.7%
50,755	Avista Corp.	1,966,756
30,068	Black Hills Corp.	1,837,756
35,961	Northwestern Energy Group, Inc.	2,057,688
16,726	WEC Energy Group, Inc.	1,608,707
		7,470,907
	Oil, Gas & Consumable Fuels — 3.1%
10,989	Chevron Corp.	1,618,350
17,935	Chord Energy Corp.	2,335,675
39,679	Devon Energy Corp.	1,552,242
11,112	Diamondback Energy, Inc.	1,915,709
19,616	DT Midstream, Inc.	1,542,995
20,788	ONEOK, Inc.	1,894,410
62,644	Viper Energy, Inc.	2,825,871
		13,685,252
	Pharmaceuticals — 0.8%
40,667	Bristol-Myers Squibb Co.	2,104,111
134,305	Viatris, Inc.	1,559,281
		3,663,392
	Trading Companies & Distributors — 0.4%
18,500	MSC Industrial Direct Co., Inc., Class A	1,592,110
	Total Common Stocks	90,577,163
	(Cost $83,680,948)

Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES — 19.9%
	Banks — 2.7%
141,279	Bank of America Corp., Series 2, 3 Mo. CME Term SOFR + CSA + 0.65% (a)	5.97%	(b)	3,192,905
101,857	Bank of America Corp., Series 5, 3 Mo. CME Term SOFR + CSA + 0.50% (a)	5.89%	(b)	2,479,199
108,598	Bank of America Corp., Series K	6.45%	12/15/66	2,773,593
133,902	Fifth Third Bancorp, Series I (c)	9.30%	(b)	3,399,772
				11,845,469
	Capital Markets — 3.4%
139,700	Morgan Stanley, Series A, 3 Mo. CME Term SOFR + CSA + 0.70% (a)	6.26%	(b)	3,189,351
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Capital Markets (Continued)
124,462	Morgan Stanley, Series E	7.13%	(b)	$3,148,889
120,444	Morgan Stanley, Series F	6.88%	(b)	3,054,460
112,377	Morgan Stanley, Series I	6.38%	(b)	2,844,262
109,350	Morgan Stanley, Series P	6.50%	(b)	2,907,616
				15,144,578
	Diversified REITs — 0.8%
134,607	RLJ Lodging Trust, Series A	1.95%	(b)	3,510,551
	Financial Services — 1.9%
156,196	Citigroup Capital XIII, 3 Mo. CME Term SOFR + CSA + 6.37% (a)	11.89%	10/30/40	4,665,575
130,734	Jackson Financial, Inc. (c)	8.00%	(b)	3,493,212
				8,158,787
	Food Products — 2.9%
125,453	CHS, Inc., Series 1	7.88%	(b)	3,358,377
121,714	CHS, Inc., Series 2	7.10%	(b)	3,142,656
119,412	CHS, Inc., Series 3	6.75%	(b)	3,105,906
126,262	CHS, Inc., Series 4	7.50%	(b)	3,271,448
				12,878,387
	Insurance — 3.4%
148,494	Allstate (The) Corp., 3 Mo. CME Term SOFR + CSA + 3.17% (a)	8.73%	01/15/53	3,869,754
160,020	Aspen Insurance Holdings Ltd., 3 Mo. Synthetic USD LIBOR + 4.06% (a)	9.65%	(b)	4,194,124
131,743	Lincoln National Corp., Series D	9.00%	(b)	3,724,374
117,725	Reinsurance Group of America, Inc. (c)	7.13%	10/15/52	3,120,890
				14,909,142
	Mortgage REITs — 3.8%
185,102	AGNC Investment Corp., Series C, 3 Mo. CME Term SOFR + CSA + 5.11% (a)	10.67%	(b)	4,783,035
181,964	Annaly Capital Management, Inc., Series F, 3 Mo. CME Term SOFR + CSA + 4.99% (a)	10.59%	(b)	4,610,968
173,892	Annaly Capital Management, Inc., Series G, 3 Mo. CME Term SOFR + CSA + 4.17% (a)	9.74%	(b)	4,375,123
115,973	Annaly Capital Management, Inc., Series I (c)	10.58%	(b)	2,942,235
				16,711,361
	Trading Companies & Distributors — 1.0%
172,869	WESCO International, Inc., Series A (c)	10.63%	(b)	4,468,664
	Total $25 Par Preferred Securities			87,626,939
	(Cost $87,896,017)

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 19.9%
	Capital Markets — 19.9%
2,087,161	First Trust Tactical High Yield ETF (d)	87,577,276
	(Cost $97,830,116)
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS — 19.9%
	Diversified REITs — 1.3%
141,082	Alexander & Baldwin, Inc.	$2,708,774
114,546	American Assets Trust, Inc.	3,060,669
		5,769,443
	Health Care REITs — 2.2%
87,750	CareTrust REIT, Inc.	2,707,965
107,785	LTC Properties, Inc.	3,954,632
36,619	National Health Investors, Inc.	3,078,193
		9,740,790
	Hotel & Resort REITs — 1.8%
293,240	Apple Hospitality REIT, Inc.	4,354,614
206,071	Host Hotels & Resorts, Inc.	3,626,850
		7,981,464
	Industrial REITs — 0.9%
29,819	Innovative Industrial Properties, Inc.	4,013,637
	Mortgage REITs — 3.7%
384,616	Ladder Capital Corp.	4,461,545
488,464	PennyMac Mortgage Investment Trust	6,965,497
447,303	Rithm Capital Corp.	5,076,889
		16,503,931
	Office REITs — 0.6%
83,344	COPT Defense Properties	2,527,824
	Residential REITs — 0.6%
15,874	Mid-America Apartment Communities, Inc.	2,522,379
	Retail REITs — 3.5%
95,772	Brixmor Property Group, Inc.	2,668,208
117,251	Getty Realty Corp.	3,729,754
66,875	NNN REIT, Inc.	3,242,769
33,696	Regency Centers Corp.	2,433,862
18,714	Simon Property Group, Inc.	3,163,040
		15,237,633
	Specialized REITs — 5.3%
50,791	CubeSmart	2,734,080
97,532	EPR Properties	4,782,969
110,810	Four Corners Property Trust, Inc.	3,247,841
70,760	Gaming and Leisure Properties, Inc.	3,640,602
20,977	Lamar Advertising Co., Class A	2,802,527
7,316	Public Storage	2,662,073
98,350	VICI Properties, Inc.	3,276,039
		23,146,131
	Total Real Estate Investment Trusts	87,443,232
	(Cost $76,768,037)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS — 19.4%
	Energy Equipment & Services — 1.1%
219,258	USA Compression Partners, L.P.	5,025,393
See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2024
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Industrial Conglomerates — 1.6%
523,065	Icahn Enterprises, L.P.	$7,071,839
	Marine Transportation — 0.1%
4,305	Navios Maritime Partners, L.P.	269,622
	Oil, Gas & Consumable Fuels — 16.6%
226,674	Alliance Resource Partners, L.P.	5,666,850
363,820	Black Stone Minerals, L.P.	5,493,682
77,026	Cheniere Energy Partners, L.P.	3,752,707
252,818	CrossAmerica Partners, L.P.	5,238,389
134,979	Delek Logistics Partners, L.P.	5,901,282
173,400	Dorchester Minerals, L.P.	5,228,010
231,918	Energy Transfer, L.P.	3,722,284
143,505	EnLink Midstream LLC (e)	2,082,258
116,550	Enterprise Products Partners, L.P.	3,392,770
167,428	Genesis Energy, L.P.	2,238,512
84,146	Global Partners, L.P.	3,917,838
337,360	Kimbell Royalty Partners, L.P. (e)	5,428,122
88,927	MPLX, L.P.	3,953,694
36,076	Natural Resource Partners, L.P.	3,528,233
179,540	Plains All American Pipeline, L.P.	3,118,610
159,764	Plains GP Holdings, L.P., Class A (e)	2,955,634
62,253	Sunoco, L.P.	3,341,741
99,039	Western Midstream Partners, L.P.	3,789,232
		72,749,848
	Total Master Limited Partnerships	85,116,702
	(Cost $58,025,068)

Shares	Description	Value
MONEY MARKET FUNDS — 0.1%
195,760	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (f)	195,760
	(Cost $195,760)

	Total Investments — 99.8%	438,537,072
	(Cost $404,395,946)
	Net Other Assets and Liabilities — 0.2%	1,001,382
	Net Assets — 100.0%	$439,538,454

(a)	Floating or variable rate security.
(b)	Perpetual maturity.
(c)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2024.
At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)	Investment in an affiliated fund.
(e)	This security is taxed as a “C” corporation for federal income tax purposes.
(f)	Rate shown reflects yield as of September 30, 2024.

See Notes to Financial Statements

Multi-Asset Diversified Income Index Fund (MDIV)
Portfolio of Investments (Continued)
September 30, 2024
Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$90,577,163	$90,577,163	$—	$—
$25 Par Preferred Securities*	87,626,939	87,626,939	—	—
Exchange-Traded Funds*	87,577,276	87,577,276	—	—
Real Estate Investment Trusts*	87,443,232	87,443,232	—	—
Master Limited Partnerships*	85,116,702	85,116,702	—	—
Money Market Funds	195,760	195,760	—	—
Total Investments	$438,537,072	$438,537,072	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS (a) — 99.1%
	Air Freight & Logistics — 1.0%
18,620	DHL Group (EUR)	$829,697
	Automobile Components — 0.9%
52,200	Toyo Tire Corp. (JPY)	757,985
	Banks — 6.4%
6,703	Bank of Montreal (CAD)	604,853
20,023	Bank of Nova Scotia (The) (CAD)	1,090,979
17,316	Canadian Imperial Bank of Commerce (CAD)	1,062,173
27,561	Canadian Western Bank (CAD)	1,096,979
31,100	Sumitomo Mitsui Trust Group, Inc. (JPY)	733,763
10,974	Toronto-Dominion Bank (The) (CAD)	693,923
		5,282,670
	Broadline Retail — 1.3%
9,132	Canadian Tire Corp. Ltd., Class A (CAD)	1,094,463
	Building Products — 1.3%
87,500	Lixil Corp. (JPY)	1,043,181
	Capital Markets — 4.1%
90,394	IG Group Holdings PLC (GBP)	1,112,447
15,469	Julius Baer Group Ltd. (CHF)	930,315
29,000	SBI Holdings, Inc. (JPY)	664,846
141,389	Schroders PLC (GBP)	660,094
		3,367,702
	Chemicals — 4.0%
46,700	Mitsubishi Gas Chemical Co., Inc. (JPY)	899,883
62,384	Solvay S.A. (EUR)	2,444,389
		3,344,272
	Construction & Engineering — 2.2%
29,970	Bouygues S.A. (EUR)	1,002,837
75,300	EXEO Group, Inc. (JPY)	814,953
		1,817,790
	Construction Materials — 1.3%
11,157	Holcim AG (CHF)	1,088,346
	Diversified Telecommunication Services — 8.5%
35,959	BCE, Inc. (CAD)	1,250,170
23,503	Elisa Oyj (EUR)	1,245,854
190,146	LG Uplus Corp. (KRW)	1,426,422
77,253	Saudi Telecom Co. (SAR)	899,919
Shares	Description	Value

	Diversified Telecommunication Services (Continued)
1,595	Swisscom AG (CHF)	$1,041,221
69,569	TELUS Corp. (CAD)	1,167,156
		7,030,742
	Electric Utilities — 9.8%
230,343	CK Infrastructure Holdings Ltd. (HKD)	1,576,342
136,784	CLP Holdings Ltd. (HKD)	1,211,443
195,384	EDP S.A. (EUR)	892,153
31,242	Emera, Inc. (CAD)	1,231,015
241,549	Power Assets Holdings Ltd. (HKD)	1,547,385
157,991	Saudi Electricity Co. (SAR)	701,639
109,994	Terna-Rete Elettrica Nazionale (EUR)	990,295
		8,150,272
	Financial Services — 0.8%
6,801	Wendel SE (EUR)	694,976
	Food Products — 1.2%
104,333	Orkla ASA (NOK)	983,224
	Gas Utilities — 1.7%
264,017	APA Group (AUD)	1,416,414
	Household Durables — 2.4%
28,000	Open House Group Co., Ltd. (JPY)	1,052,983
34,800	Sekisui House Ltd. (JPY)	962,221
		2,015,204
	Independent Power and Renewable Electricity Producers — 4.2%
46,297	Capital Power Corp. (CAD)	1,683,185
51,500	Electric Power Development Co., Ltd. (JPY)	858,184
54,697	Northland Power, Inc. (CAD)	943,533
		3,484,902
	Insurance — 14.7%
2,601	Allianz SE (EUR)	854,116
5,395	Baloise Holding AG (CHF)	1,099,589
20,834	Great-West Lifeco, Inc. (CAD)	710,462
5,410	Helvetia Holding AG (CHF)	933,255
368,396	Legal & General Group PLC (GBP)	1,114,590
32,524	Manulife Financial Corp. (CAD)	961,207
47,800	MS&AD Insurance Group Holdings, Inc. (JPY)	1,107,490
302,548	Ping An Insurance Group Co. of China Ltd., Class H (HKD)	1,951,772
26,697	Power Corp. of Canada (CAD)	842,097
12,458	Sun Life Financial, Inc. (CAD)	722,637
See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Insurance (Continued)
1,124	Swiss Life Holding AG (CHF)	$937,607
1,613	Zurich Insurance Group AG (CHF)	971,593
		12,206,415
	Machinery — 3.1%
105,551	Husqvarna AB, Class B (SEK)	737,912
18,067	Kone Oyj, Class B (EUR)	1,079,978
24,000	Takeuchi Manufacturing Co., Ltd. (JPY)	738,076
		2,555,966
	Metals & Mining — 1.0%
16,300	Yamato Kogyo Co., Ltd. (JPY)	811,683
	Multi-Utilities — 5.9%
540,097	A2A S.p.A. (EUR)	1,246,910
34,529	Atco Ltd., Class I (CAD)	1,222,921
48,060	Canadian Utilities Ltd., Class A (CAD)	1,276,080
284,849	Hera S.p.A. (EUR)	1,135,781
		4,881,692
	Oil, Gas & Consumable Fuels — 6.2%
29,303	Canadian Natural Resources Ltd. (CAD)	973,047
207,700	ENEOS Holdings, Inc. (JPY)	1,125,316
51,645	Keyera Corp. (CAD)	1,610,314
34,384	Pembina Pipeline Corp. (CAD)	1,417,360
		5,126,037
	Personal Care Products — 1.4%
18,323	Unilever PLC (GBP)	1,185,408
	Pharmaceuticals — 3.5%
2,971	Roche Holding AG (CHF)	949,906
8,429	Sanofi S.A. (EUR)	965,486
34,100	Takeda Pharmaceutical Co., Ltd. (JPY)	973,472
		2,888,864
	Professional Services — 1.3%
31,624	Adecco Group AG (CHF)	1,075,369
	Real Estate Management & Development — 5.3%
628,453	Henderson Land Development Co., Ltd. (HKD)	2,004,880
27,500	Nomura Real Estate Holdings, Inc. (JPY)	733,014
1,496,303	Sino Land Co., Ltd. (HKD)	1,641,846
		4,379,740
	Retail REITs — 1.2%
1,407	Japan Metropolitan Fund Invest (JPY)	945,668
Shares	Description	Value

	Semiconductors & Semiconductor Equipment — 2.0%
513,189	Vanguard International Semiconductor Corp. (TWD)	$1,678,387
	Tobacco — 2.4%
24,291	KT&G Corp. (KRW)	2,022,857

	Total Investments — 99.1%	82,159,926
	(Cost $73,633,679)
	Net Other Assets and Liabilities — 0.9%	711,276
	Net Assets — 100.0%	$82,871,202

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.

Abbreviations throughout the Portfolio of Investments:
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
REITs	– Real Estate Investment Trusts
SAR	– Saudi Riyal
SEK	– Swedish Krona
TWD	– New Taiwan Dollar

Currency Exposure Diversification	% of Total Investments
CAD	26.4%
JPY	17.3
EUR	16.3
HKD	12.1
CHF	11.0
GBP	5.0
KRW	4.2
TWD	2.0
SAR	1.9
AUD	1.7
NOK	1.2
SEK	0.9
Total	100.0%

See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)
Portfolio of Investments (Continued)
September 30, 2024
Country Allocation†	% of Net Assets
Canada	26.1%
Japan	17.2
Switzerland	10.9
Hong Kong	7.7
United Kingdom	4.9
South Korea	4.2
Italy	4.1
France	3.2
Belgium	2.9
Finland	2.8
China	2.4
Germany	2.0
Taiwan	2.0
Saudi Arabia	1.9
Bermuda	1.9
Australia	1.7
Norway	1.2
Portugal	1.1
Sweden	0.9
Total Investments	99.1
Net Other Assets and Liabilities	0.9
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 82,159,926	$ 82,159,926	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS — 101.4%
	Aerospace & Defense — 1.3%
19,051	General Electric Co.	$3,592,637
87,412	Leonardo DRS, Inc. (a)	2,466,767
4,686	Lockheed Martin Corp.	2,739,248
27,144	RTX Corp.	3,288,767
		12,087,419
	Automobiles — 1.5%
6,530	Ferrari N.V.	3,069,819
42,959	Tesla, Inc. (a)	11,239,363
		14,309,182
	Banks — 3.5%
118,710	Bank of America Corp.	4,710,413
71,798	BankUnited, Inc.	2,616,319
84,721	CVB Financial Corp.	1,509,728
39,414	East West Bancorp, Inc.	3,261,114
56,598	JPMorgan Chase & Co. (b)	11,934,254
56,389	Simmons First National Corp., Class A	1,214,619
33,636	UMB Financial Corp.	3,535,480
65,542	Wells Fargo & Co. (b)	3,702,468
		32,484,395
	Beverages — 2.1%
75,001	Coca-Cola (The) Co.	5,389,572
122,166	Coca-Cola Europacific Partners PLC (b)	9,620,573
26,647	PepsiCo, Inc. (b)	4,531,322
		19,541,467
	Biotechnology — 2.9%
35,910	AbbVie, Inc. (b)	7,091,507
10,211	Amgen, Inc.	3,290,086
162,155	Crinetics Pharmaceuticals, Inc. (a)	8,286,120
49,645	Gilead Sciences, Inc.	4,162,237
60,290	Insmed, Inc. (a)	4,401,170
		27,231,120
	Broadline Retail — 3.6%
182,104	Amazon.com, Inc. (a) (b)	33,931,438
	Capital Markets — 2.1%
23,703	Ares Management Corp., Class A	3,693,876
2,165	BlackRock, Inc.	2,055,689
7,142	Blackstone, Inc.	1,093,654
16,097	CME Group, Inc.	3,551,803
5,443	Goldman Sachs Group (The), Inc.	2,694,884
22,985	Houlihan Lokey, Inc.	3,632,090
6,323	S&P Global, Inc.	3,266,588
		19,988,584
	Chemicals — 0.6%
8,822	Linde PLC	4,206,859
3,098	NewMarket Corp.	1,709,755
		5,916,614
	Commercial Services & Supplies — 0.1%
73,738	OPENLANE, Inc. (a)	1,244,697
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Communications Equipment — 0.2%
3,335	Motorola Solutions, Inc.	$1,499,516
	Construction Materials — 0.5%
15,019	Eagle Materials, Inc.	4,320,215
	Consumer Finance — 0.5%
194,367	SLM Corp.	4,445,173
	Consumer Staples Distribution & Retail — 2.6%
8,772	Costco Wholesale Corp.	7,776,553
24,348	Performance Food Group Co. (a)	1,908,153
30,943	Sprouts Farmers Market, Inc. (a)	3,416,417
6,975	Target Corp.	1,087,124
57,223	US Foods Holding Corp. (a)	3,519,214
78,818	Walmart, Inc.	6,364,553
		24,072,014
	Containers & Packaging — 0.9%
13,798	AptarGroup, Inc.	2,210,302
514,114	Pactiv Evergreen, Inc.	5,917,452
		8,127,754
	Diversified Consumer Services — 0.3%
17,753	Grand Canyon Education, Inc. (a)	2,518,263
	Diversified Telecommunication Services — 0.8%
156,333	AT&T, Inc.	3,439,326
83,308	Verizon Communications, Inc.	3,741,362
		7,180,688
	Electric Utilities — 2.1%
27,373	Duke Energy Corp.	3,156,107
49,339	IDACORP, Inc.	5,086,358
29,410	MGE Energy, Inc.	2,689,544
30,889	NextEra Energy, Inc.	2,611,047
25,854	Otter Tail Corp.	2,020,749
22,174	Southern (The) Co.	1,999,651
26,915	Xcel Energy, Inc.	1,757,550
		19,321,006
	Electrical Equipment — 0.1%
4,963	GE Vernova, Inc. (a)	1,265,466
	Energy Equipment & Services — 0.3%
116,197	TechnipFMC PLC	3,047,847
	Entertainment — 0.6%
8,229	Netflix, Inc. (a)	5,836,583
	Financial Services — 4.6%
35,986	Berkshire Hathaway, Inc., Class B (a) (b)	16,562,916
105,886	Jackson Financial, Inc., Class A	9,659,980
16,371	Mastercard, Inc., Class A (b)	8,084,000
32,101	Visa, Inc., Class A (b)	8,826,170
		43,133,066
	Food Products — 2.4%
80,425	Cal-Maine Foods, Inc.	6,019,007
91,606	Flowers Foods, Inc.	2,113,350
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Food Products (Continued)
11,386	General Mills, Inc.	$840,856
41,750	Ingredion, Inc.	5,737,703
19,310	Lancaster Colony Corp.	3,409,567
11,500	Mondelez International, Inc., Class A	847,205
79,729	Pilgrim’s Pride Corp. (a)	3,671,520
		22,639,208
	Ground Transportation — 0.3%
12,271	Union Pacific Corp.	3,024,556
	Health Care Equipment & Supplies — 1.0%
3,059	Becton Dickinson & Co.	737,525
6,784	Intuitive Surgical, Inc. (a)	3,332,776
51,521	Medtronic PLC	4,638,435
1,299	Stryker Corp.	469,277
		9,178,013
	Health Care Providers & Services — 1.6%
2,324	Elevance Health, Inc.	1,208,480
36,958	Encompass Health Corp.	3,571,621
17,666	UnitedHealth Group, Inc. (b)	10,328,957
		15,109,058
	Health Care REITs — 0.5%
14,632	National Health Investors, Inc.	1,229,966
162,121	Sabra Health Care REIT, Inc.	3,017,072
		4,247,038
	Health Care Technology — 0.3%
13,248	Veeva Systems, Inc., Class A (a)	2,780,358
	Hotels, Restaurants & Leisure — 0.3%
687	Booking Holdings, Inc.	2,893,726
	Household Durables — 0.5%
28,673	Toll Brothers, Inc.	4,429,692
	Household Products — 1.4%
21,476	Colgate-Palmolive Co.	2,229,423
46,238	Procter & Gamble (The) Co. (b)	8,008,422
97,141	Reynolds Consumer Products, Inc.	3,021,085
		13,258,930
	Independent Power and Renewable Electricity Producers — 0.9%
67,886	Vistra Corp.	8,047,206
	Industrial Conglomerates — 0.3%
12,846	Honeywell International, Inc.	2,655,397
	Industrial REITs — 0.4%
26,446	Innovative Industrial Properties, Inc.	3,559,632
	Insurance — 1.5%
1,560	Arthur J. Gallagher & Co.	438,937
45,684	CNA Financial Corp.	2,235,775
55,786	Fidelity National Financial, Inc.	3,462,079
7,144	Kinsale Capital Group, Inc.	3,326,032
18,476	Marsh & McLennan Cos., Inc.	4,121,811
		13,584,634
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Interactive Media & Services — 6.6%
121,244	Alphabet, Inc., Class A (b)	$20,108,317
101,702	Alphabet, Inc., Class C (b)	17,003,557
42,865	Meta Platforms, Inc., Class A (b)	24,537,641
		61,649,515
	IT Services — 0.4%
16,476	International Business Machines Corp.	3,642,514
	Life Sciences Tools & Services — 1.3%
13,313	Danaher Corp.	3,701,280
12,703	Medpace Holdings, Inc. (a)	4,240,262
7,263	Thermo Fisher Scientific, Inc. (b)	4,492,674
		12,434,216
	Machinery — 1.6%
42,846	Allison Transmission Holdings, Inc.	4,116,215
10,188	Caterpillar, Inc.	3,984,731
29,963	Graco, Inc.	2,622,062
14,631	Illinois Tool Works, Inc.	3,834,346
		14,557,354
	Marine Transportation — 0.6%
17,922	Matson, Inc.	2,556,036
119,060	Star Bulk Carriers Corp.	2,820,531
		5,376,567
	Metals & Mining — 0.4%
33,982	Southern Copper Corp.	3,930,698
	Mortgage REITs — 2.6%
839,393	Blackstone Mortgage Trust, Inc., Class A	15,956,861
729,476	Ladder Capital Corp.	8,461,922
		24,418,783
	Multi-Utilities — 0.3%
14,536	Dominion Energy, Inc.	840,035
15,643	WEC Energy Group, Inc.	1,504,544
		2,344,579
	Office REITs — 1.7%
77,930	Kilroy Realty Corp.	3,015,891
185,724	SL Green Realty Corp.	12,928,248
		15,944,139
	Oil, Gas & Consumable Fuels — 3.6%
244,143	Antero Midstream Corp.	3,674,352
15,724	Chevron Corp. (b)	2,315,674
21,267	ConocoPhillips	2,238,990
252,311	DHT Holdings, Inc.	2,782,990
43,832	DT Midstream, Inc.	3,447,825
79,620	Exxon Mobil Corp. (b)	9,333,057
95,160	Hess Midstream, L.P., Class A (c)	3,356,293
69,868	Scorpio Tankers, Inc.	4,981,588
33,999	Viper Energy, Inc.	1,533,695
		33,664,464
	Paper & Forest Products — 0.4%
39,840	Sylvamo Corp.	3,420,264
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Personal Care Products — 1.8%
101,170	BellRing Brands, Inc. (a)	$6,143,043
159,948	Unilever PLC, ADR (b)	10,390,222
		16,533,265
	Pharmaceuticals — 4.0%
79,531	Bristol-Myers Squibb Co.	4,114,934
15,435	Eli Lilly & Co. (b)	13,674,484
51,142	Merck & Co., Inc. (b)	5,807,686
46,961	Novartis AG, ADR	5,401,454
24,277	Novo Nordisk A/S, ADR (b)	2,890,662
105,876	Organon & Co.	2,025,408
98,022	Pfizer, Inc.	2,836,757
		36,751,385
	Professional Services — 0.9%
10,599	Automatic Data Processing, Inc.	2,933,061
19,268	Booz Allen Hamilton Holding Corp.	3,136,060
13,933	Paychex, Inc.	1,869,669
		7,938,790
	Residential REITs — 0.2%
58,124	American Homes 4 Rent, Class A	2,231,380
	Retail REITs — 0.3%
42,693	Realty Income Corp.	2,707,590
2,704	Simon Property Group, Inc.	457,030
		3,164,620
	Semiconductors & Semiconductor Equipment — 9.1%
32,834	Advanced Micro Devices, Inc. (a)	5,387,403
16,939	Applied Materials, Inc.	3,422,525
92,491	Broadcom, Inc.	15,954,697
438,500	NVIDIA Corp. (b)	53,251,440
20,199	QUALCOMM, Inc.	3,434,840
17,115	Texas Instruments, Inc.	3,535,446
		84,986,351
	Software — 10.1%
8,608	Adobe, Inc. (a)	4,457,050
27,085	CommVault Systems, Inc. (a)	4,167,027
23,570	InterDigital, Inc.	3,338,219
6,016	Intuit, Inc.	3,735,936
150,284	Microsoft Corp. (b)	64,667,205
27,015	Oracle Corp.	4,603,356
19,244	Salesforce, Inc.	5,267,275
3,901	ServiceNow, Inc. (a)	3,489,016
		93,725,084
	Specialized REITs — 1.8%
14,915	American Tower Corp.	3,468,633
52,083	Crown Castle, Inc.	6,178,606
2,240	Equinix, Inc.	1,988,291
8,321	Extra Space Storage, Inc.	1,499,361
8,831	Public Storage	3,213,336
		16,348,227
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail — 2.0%
125,550	Gap (The), Inc.	$2,768,378
21,015	Home Depot (The), Inc. (b)	8,515,278
10,998	Lowe’s Cos., Inc.	2,978,808
3,476	Murphy USA, Inc.	1,713,216
25,865	TJX (The) Cos., Inc.	3,040,172
		19,015,852
	Technology Hardware, Storage & Peripherals — 6.5%
242,041	Apple, Inc. (b)	56,395,553
33,059	Dell Technologies, Inc., Class C (b)	3,918,814
		60,314,367
	Textiles, Apparel & Luxury Goods — 0.4%
22,937	Deckers Outdoor Corp. (a)	3,657,305
	Tobacco — 1.2%
158,818	Altria Group, Inc.	8,106,071
28,189	Philip Morris International, Inc.	3,422,144
		11,528,215
	Trading Companies & Distributors — 0.7%
15,100	Ferguson Enterprises, Inc.	2,998,407
6,181	Watsco, Inc.	3,040,310
		6,038,717
	Wireless Telecommunication Services — 0.3%
12,118	T-Mobile US, Inc.	2,500,671
	Total Common Stocks	943,027,277
	(Cost $761,706,486)
MONEY MARKET FUNDS — 0.1%
1,038,299	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (d)	1,038,299
	(Cost $1,038,299)
	Total Investments — 101.5%	944,065,576
	(Cost $762,744,785)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (1.7)%
	Call Options Written — (1.7)%
(135)	S&P 500® Index	$(77,793,480)	$5,500.00	10/18/24	(3,902,850)
(125)	S&P 500® Index	(72,031,000)	5,525.00	10/18/24	(3,072,250)
(20)	S&P 500® Index	(11,524,960)	5,600.00	10/18/24	(390,400)
(170)	S&P 500® Index	(97,962,160)	5,675.00	10/18/24	(2,219,350)
(170)	S&P 500® Index	(97,962,160)	5,700.00	10/18/24	(1,890,060)
(170)	S&P 500® Index	(97,962,160)	5,725.00	10/18/24	(1,640,500)
(170)	S&P 500® Index	(97,962,160)	5,750.00	10/18/24	(1,303,900)
(170)	S&P 500® Index	(97,962,160)	5,775.00	10/18/24	(1,052,470)
	Total Written Options				(15,471,780)
	(Premiums received $8,873,735)
	Net Other Assets and Liabilities — 0.2%				1,861,232
	Net Assets — 100.0%				$930,455,028

See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)
Portfolio of Investments (Continued)
September 30, 2024
(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for the options written. At September 30, 2024, the value of these securities amounts to $178,628,962.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Rate shown reflects yield as of September 30, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$943,027,277	$943,027,277	$—	$—
Money Market Funds	1,038,299	1,038,299	—	—
Total Investments	$944,065,576	$944,065,576	$—	$—

LIABILITIES TABLE
	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(15,471,780)	$(15,471,780)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS — 101.3%
	Aerospace & Defense — 0.5%
1,889	Axon Enterprise, Inc. (a)	$754,844
3,046	General Electric Co.	574,415
6,630	Woodward, Inc.	1,137,111
		2,466,370
	Air Freight & Logistics — 0.2%
7,628	C.H. Robinson Worldwide, Inc.	841,902
	Automobiles — 2.7%
1,607	Ferrari N.V.	755,467
43,487	Tesla, Inc. (a) (b)	11,377,504
		12,132,971
	Banks — 1.2%
12,592	East West Bancorp, Inc.	1,041,862
15,876	Fifth Third Bancorp	680,128
361	First Citizens BancShares, Inc., Class A	664,583
45,797	Huntington Bancshares, Inc.	673,216
9,831	Pinnacle Financial Partners, Inc.	963,143
8,928	UMB Financial Corp.	938,422
13,641	Zions Bancorp N.A.	644,128
		5,605,482
	Beverages — 1.8%
726	Coca-Cola Consolidated, Inc.	955,707
41,682	PepsiCo, Inc. (b)	7,088,024
		8,043,731
	Biotechnology — 3.9%
4,667	AbbVie, Inc.	921,639
2,336	Alnylam Pharmaceuticals, Inc. (a)	642,470
17,301	Apellis Pharmaceuticals, Inc. (a)	498,961
1,295	Argenx SE, ADR (a)	701,994
5,887	Ascendis Pharma A/S, ADR (a)	878,988
14,790	BioMarin Pharmaceutical, Inc. (a)	1,039,589
7,616	BioNTech SE, ADR (a)	904,552
12,039	Cytokinetics, Inc. (a)	635,659
10,890	Exact Sciences Corp. (a)	741,827
14,215	Halozyme Therapeutics, Inc. (a)	813,667
11,178	Incyte Corp. (a)	738,866
3,268	Krystal Biotech, Inc. (a)	594,874
11,721	Legend Biotech Corp., ADR (a)	571,164
2,655	Madrigal Pharmaceuticals, Inc. (a)	563,444
12,847	Merus N.V. (a)	641,836
6,181	Natera, Inc. (a)	784,678
8,510	Neurocrine Biosciences, Inc. (a)	980,522
18,126	REVOLUTION Medicines, Inc. (a)	822,014
50,888	Roivant Sciences Ltd. (a)	587,248
4,819	Sarepta Therapeutics, Inc. (a)	601,845
15,206	Twist Bioscience Corp. (a)	687,007
2,263	United Therapeutics Corp. (a)	810,946
8,573	Vaxcyte, Inc. (a)	979,637
10,901	Viking Therapeutics, Inc. (a)	690,142
		17,833,569
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Broadline Retail — 4.6%
103,495	Amazon.com, Inc. (a) (b)	$19,284,223
12,656	eBay, Inc.	824,032
9,142	Ollie’s Bargain Outlet Holdings, Inc. (a)	888,603
		20,996,858
	Building Products — 0.7%
6,058	AAON, Inc.	653,295
789	CSW Industrials, Inc.	289,081
18,028	UFP Industries, Inc.	2,365,454
		3,307,830
	Capital Markets — 3.6%
170,853	BGC Group, Inc., Class A	1,568,431
33,881	Carlyle Group (The), Inc.	1,458,916
19,519	CME Group, Inc. (b)	4,306,867
3,637	Coinbase Global, Inc., Class A (a)	648,004
2,184	MarketAxess Holdings, Inc.	559,541
3,787	Morningstar, Inc.	1,208,507
20,874	Nasdaq, Inc.	1,524,011
7,894	Northern Trust Corp.	710,697
33,181	Robinhood Markets, Inc., Class A (a)	777,099
5,492	S&P Global, Inc.	2,837,277
4,006	T. Rowe Price Group, Inc.	436,374
1,848	Tradeweb Markets, Inc., Class A	228,542
		16,264,266
	Chemicals — 1.6%
7,550	Balchem Corp.	1,328,800
12,157	Linde PLC (b)	5,797,187
		7,125,987
	Commercial Services & Supplies — 0.3%
14,745	Tetra Tech, Inc.	695,374
2,287	Waste Management, Inc.	474,781
		1,170,155
	Communications Equipment — 2.3%
3,554	Arista Networks, Inc. (a)	1,364,096
124,428	Cisco Systems, Inc. (b)	6,622,058
3,913	F5, Inc. (a)	861,643
13,826	Lumentum Holdings, Inc. (a)	876,292
1,999	Motorola Solutions, Inc.	898,810
		10,622,899
	Construction & Engineering — 0.4%
5,549	IES Holdings, Inc. (a)	1,107,692
6,219	Sterling Infrastructure, Inc. (a)	901,879
		2,009,571
	Construction Materials — 0.1%
2,193	Vulcan Materials Co.	549,193
	Consumer Finance — 0.6%
2,393	American Express Co.	648,982
5,599	Kaspi.KZ JSC, ADR	593,438
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Consumer Finance (Continued)
88,791	SoFi Technologies, Inc. (a)	$697,897
16,058	Upstart Holdings, Inc. (a)	642,480
		2,582,797
	Consumer Staples Distribution & Retail — 3.7%
4,912	Casey’s General Stores, Inc.	1,845,488
13,325	Costco Wholesale Corp. (b)	11,812,879
18,295	Maplebear, Inc. (a)	745,338
4,202	Sprouts Farmers Market, Inc. (a)	463,943
20,996	Walmart, Inc.	1,695,427
		16,563,075
	Distributors — 0.2%
1,900	Pool Corp.	715,920
	Diversified Consumer Services — 0.4%
7,176	Duolingo, Inc. (a)	2,023,776
	Electric Utilities — 1.8%
36,644	Alliant Energy Corp.	2,223,924
18,406	Evergy, Inc.	1,141,356
25,458	MGE Energy, Inc.	2,328,134
30,674	Otter Tail Corp.	2,397,480
		8,090,894
	Electrical Equipment — 0.3%
1,776	Eaton Corp. PLC	588,637
726	GE Vernova, Inc. (a)	185,116
16,711	NEXTracker, Inc., Class A (a)	626,328
		1,400,081
	Electronic Equipment, Instruments & Components — 1.4%
37,758	Amphenol Corp., Class A	2,460,311
6,417	Itron, Inc. (a)	685,400
4,813	Novanta, Inc. (a)	861,142
11,897	Trimble, Inc. (a)	738,685
4,395	Zebra Technologies Corp., Class A (a)	1,627,556
		6,373,094
	Energy Equipment & Services — 0.6%
127,191	Patterson-UTI Energy, Inc.	973,011
18,562	Weatherford International PLC	1,576,285
		2,549,296
	Entertainment — 2.2%
9,034	Liberty Media Corp.-Liberty Formula One, Class C (a)	699,502
13,347	Netflix, Inc. (a) (b)	9,466,627
		10,166,129
	Financial Services — 0.2%
3,528	Visa, Inc., Class A	970,024
	Food Products — 0.2%
4,149	Freshpet, Inc. (a)	567,459
3,060	Lancaster Colony Corp.	540,304
		1,107,763
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Ground Transportation — 0.6%
5,819	Canadian Pacific Kansas City Ltd.	$497,757
3,852	J.B. Hunt Transport Services, Inc.	663,815
3,680	Landstar System, Inc.	695,042
1,795	Saia, Inc. (a)	784,882
		2,641,496
	Health Care Equipment & Supplies — 1.6%
9,568	Cooper (The) Cos., Inc. (a)	1,055,733
27,234	DENTSPLY SIRONA, Inc.	736,952
5,384	Hologic, Inc. (a)	438,581
4,846	ICU Medical, Inc. (a)	883,038
3,434	Insulet Corp. (a)	799,263
6,184	Lantheus Holdings, Inc. (a)	678,694
4,453	Masimo Corp. (a)	593,718
2,671	ResMed, Inc.	652,045
1,581	RxSight, Inc. (a)	78,149
3,933	TransMedics Group, Inc. (a)	617,481
1,677	UFP Technologies, Inc. (a)	531,106
		7,064,760
	Health Care Providers & Services — 0.5%
8,583	Acadia Healthcare Co., Inc. (a)	544,248
1,244	CorVel Corp. (a)	406,651
4,488	Ensign Group (The), Inc.	645,464
25,923	Guardant Health, Inc. (a)	594,674
		2,191,037
	Health Care Technology — 0.1%
2,855	Veeva Systems, Inc., Class A (a)	599,179
	Hotels, Restaurants & Leisure — 0.4%
4,706	Churchill Downs, Inc.	636,298
5,638	Expedia Group, Inc. (a)	834,537
4,023	MakeMyTrip Ltd. (a)	373,938
		1,844,773
	Household Durables — 0.0%
430	Cavco Industries, Inc. (a)	184,143
	Household Products — 0.2%
9,805	Colgate-Palmolive Co.	1,017,857
1,394	Reynolds Consumer Products, Inc.	43,353
		1,061,210
	Independent Power and Renewable Electricity Producers — 0.2%
4,474	Talen Energy Corp. (a)	797,446
	Insurance — 0.8%
2,328	Arch Capital Group Ltd. (a)	260,457
5,007	Cincinnati Financial Corp.	681,553
2,499	Erie Indemnity Co., Class A	1,349,010
2,481	Progressive (The) Corp.	629,579
2,418	Willis Towers Watson PLC	712,173
		3,632,772
	Interactive Media & Services — 8.3%
49,612	Alphabet, Inc., Class A (b)	8,228,150
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Interactive Media & Services (Continued)
49,067	Alphabet, Inc., Class C (b)	$8,203,512
35,705	Meta Platforms, Inc., Class A (b)	20,438,970
33,615	Trump Media & Technology Group Corp. (a)	540,193
		37,410,825
	IT Services — 0.4%
9,143	Amdocs Ltd.	799,830
3,141	Okta, Inc. (a)	233,502
3,953	Wix.com Ltd. (a)	660,823
		1,694,155
	Life Sciences Tools & Services — 1.6%
12,249	Agilent Technologies, Inc.	1,818,732
8,522	Bio-Techne Corp.	681,163
6,356	ICON PLC (a)	1,826,142
4,138	Medpace Holdings, Inc. (a)	1,381,264
428	Mettler-Toledo International, Inc. (a)	641,872
584	Repligen Corp. (a)	86,911
1,666	Waters Corp. (a)	599,577
		7,035,661
	Machinery — 0.6%
1,753	Caterpillar, Inc.	685,633
3,436	Lincoln Electric Holdings, Inc.	659,781
4,301	Middleby (The) Corp. (a)	598,398
891	Parker-Hannifin Corp.	562,952
		2,506,764
	Media — 0.0%
7,692	News Corp., Class A	204,838
	Metals & Mining — 0.1%
4,324	Royal Gold, Inc.	606,657
	Oil, Gas & Consumable Fuels — 1.1%
60,296	APA Corp.	1,474,840
5,622	Exxon Mobil Corp.	659,011
73,054	Plains GP Holdings, L.P., Class A (c)	1,351,499
38,011	TORM PLC, Class A	1,299,596
		4,784,946
	Passenger Airlines — 0.2%
15,382	Ryanair Holdings PLC, ADR	694,959
	Pharmaceuticals — 1.7%
5,644	Eli Lilly & Co. (b)	5,000,245
6,067	Jazz Pharmaceuticals PLC (a)	675,924
23,295	Royalty Pharma PLC, Class A	659,016
27,273	Sanofi, ADR	1,571,743
		7,906,928
	Professional Services — 0.2%
10,482	SS&C Technologies Holdings, Inc.	777,869
	Retail REITs — 0.2%
10,992	Regency Centers Corp.	793,952
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment — 15.5%
51,426	Advanced Micro Devices, Inc. (a) (b)	$8,437,978
6,212	Axcelis Technologies, Inc. (a)	651,328
120,022	Broadcom, Inc. (b)	20,703,795
5,141	Camtek Ltd.	410,509
8,651	MACOM Technology Solutions Holdings, Inc. (a)	962,510
8,187	MKS Instruments, Inc.	890,009
1,669	Monolithic Power Systems, Inc.	1,542,991
2,721	Nova Ltd. (a)	566,893
178,365	NVIDIA Corp. (b)	21,660,646
7,366	Qorvo, Inc. (a)	760,908
32,870	QUALCOMM, Inc. (b)	5,589,543
34,982	Texas Instruments, Inc. (b)	7,226,232
5,068	Universal Display Corp.	1,063,773
		70,467,115
	Software — 16.1%
13,325	Adobe, Inc. (a) (b)	6,899,418
8,230	AppLovin Corp., Class A (a)	1,074,427
1,379	Aspen Technology, Inc. (a)	329,333
13,605	Bentley Systems, Inc., Class B	691,270
7,005	BlackLine, Inc. (a)	386,256
19,116	Check Point Software Technologies Ltd. (a) (b)	3,685,756
2,281	CommVault Systems, Inc. (a)	350,932
3,563	CyberArk Software Ltd. (a)	1,039,006
6,898	Descartes Systems Group (The), Inc. (a)	710,218
5,253	DocuSign, Inc. (a)	326,159
6,079	InterDigital, Inc.	860,969
8,772	Intuit, Inc. (b)	5,447,412
3,329	Manhattan Associates, Inc. (a)	936,714
88,478	Microsoft Corp. (b)	38,072,083
18,795	Oracle Corp. (b)	3,202,668
12,119	PTC, Inc. (a)	2,189,419
8,149	Salesforce, Inc. (b)	2,230,463
2,070	ServiceNow, Inc. (a)	1,851,387
3,052	Tyler Technologies, Inc. (a)	1,781,513
16,770	Varonis Systems, Inc. (a)	947,505
		73,012,908
	Specialized REITs — 1.9%
6,515	American Tower Corp.	1,515,129
6,405	Equinix, Inc. (b)	5,685,270
5,873	SBA Communications Corp.	1,413,631
		8,614,030
	Specialty Retail — 0.7%
2,113	Lowe’s Cos., Inc.	572,306
1,407	Murphy USA, Inc.	693,468
4,614	Tractor Supply Co.	1,342,351
1,802	Ulta Beauty, Inc. (a)	701,194
		3,309,319
	Technology Hardware, Storage & Peripherals — 10.8%
183,386	Apple, Inc. (b)	42,728,938
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals (Continued)
5,741	Logitech International S.A.	$515,140
30,803	NetApp, Inc. (b)	3,804,479
17,914	Seagate Technology Holdings PLC	1,962,120
		49,010,677
	Textiles, Apparel & Luxury Goods — 0.1%
11,662	Steven Madden Ltd.	571,321
	Trading Companies & Distributors — 0.3%
2,562	Ferguson Enterprises, Inc.	508,736
5,516	FTAI Aviation Ltd.	733,077
		1,241,813
	Wireless Telecommunication Services — 1.6%
34,502	T-Mobile US, Inc. (b)	7,119,833
	Total Common Stocks	459,295,019
	(Cost $379,980,796)
MONEY MARKET FUNDS — 0.7%
3,070,702	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (d)	3,070,702
	(Cost $3,070,702)
	Total Investments — 102.0%	462,365,721
	(Cost $383,051,498)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (2.1)%
	Call Options Written — (2.1)%
(35)	Nasdaq -100 Index®	$(70,212,415)	$19,500.00	10/18/24	(2,429,000)
(60)	Nasdaq -100 Index®	(120,364,140)	19,750.00	10/18/24	(3,034,560)
(37)	Nasdaq -100 Index®	(74,224,553)	20,100.00	10/18/24	(1,117,400)
(37)	Nasdaq -100 Index®	(74,224,553)	19,750.00	11/15/24	(3,047,690)
	Total Written Options				(9,628,650)
	(Premiums received $7,454,812)
	Net Other Assets and Liabilities — 0.1%				525,534
	Net Assets — 100.0%				$453,262,605

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for the options written. At September 30, 2024, the value of these securities amounts to $132,313,788.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Rate shown reflects yield as of September 30, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
REITs	– Real Estate Investment Trusts
See Notes to Financial Statements

First Trust Nasdaq BuyWrite Income ETF (FTQI)
Portfolio of Investments (Continued)
September 30, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$459,295,019	$459,295,019	$—	$—
Money Market Funds	3,070,702	3,070,702	—	—
Total Investments	$462,365,721	$462,365,721	$—	$—

LIABILITIES TABLE
	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(9,628,650)	$(6,580,960)	$(3,047,690)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS — 99.9%
	Banks — 11.8%
5,935,756	Bank of America Corp.	$235,530,798
2,894,912	East West Bancorp, Inc.	239,525,019
5,528,077	Fifth Third Bancorp	236,822,819
1,132,380	JPMorgan Chase & Co.	238,773,647
1,331,228	M&T Bank Corp.	237,118,331
10,343,291	Regions Financial Corp.	241,308,979
		1,429,079,593
	Chemicals — 2.1%
2,928,914	CF Industries Holdings, Inc.	251,300,821
	Communications Equipment — 2.0%
4,599,435	Cisco Systems, Inc.	244,781,931
	Consumer Finance — 9.9%
888,626	American Express Co.	240,995,371
1,569,697	Capital One Financial Corp.	235,030,732
1,677,557	Discover Financial Services	235,344,472
10,830,707	SLM Corp.	247,698,269
4,725,792	Synchrony Financial	235,722,505
		1,194,791,349
	Financial Services — 11.8%
5,676,376	Equitable Holdings, Inc.	238,578,083
2,652,891	Jackson Financial, Inc., Class A	242,023,246
485,111	Mastercard, Inc., Class A	239,547,812
9,418,075	MGIC Investment Corp.	241,102,720
6,811,956	Radian Group, Inc.	236,306,754
839,394	Visa, Inc., Class A	230,791,380
		1,428,349,995
	Ground Transportation — 2.0%
1,232,320	Old Dominion Freight Line, Inc.	244,788,045
	Health Care Providers & Services — 1.9%
442,772	Elevance Health, Inc.	230,241,440
	Household Durables — 6.0%
1,245,662	D.R. Horton, Inc.	237,634,940
1,397,850	Garmin Ltd.	246,063,535
1,311,983	Lennar Corp., Class A	245,970,573
		729,669,048
	Insurance — 6.0%
2,214,925	Aflac, Inc.	247,628,615
822,385	Chubb Ltd.	237,167,610
2,054,963	Hartford Financial Services Group (The), Inc.	241,684,199
		726,480,424
Shares	Description	Value

	IT Services — 4.1%
710,947	Accenture PLC, Class A	$251,305,545
3,160,159	Cognizant Technology Solutions Corp., Class A	243,901,072
		495,206,617
	Machinery — 6.0%
3,294,169	Mueller Industries, Inc.	244,097,923
2,416,691	PACCAR, Inc.	238,479,068
844,074	Snap-on, Inc.	244,536,678
		727,113,669
	Media — 4.0%
7,683,496	Interpublic Group of (The) Cos., Inc.	243,028,979
2,336,606	Omnicom Group, Inc.	241,581,694
		484,610,673
	Metals & Mining — 6.2%
1,633,755	Nucor Corp.	245,618,727
850,408	Reliance, Inc.	245,946,497
1,994,813	Steel Dynamics, Inc.	251,506,023
		743,071,247
	Oil, Gas & Consumable Fuels — 9.8%
4,522,892	California Resources Corp.	237,316,143
3,046,570	Chesapeake Energy Corp.	250,580,383
1,896,659	EOG Resources, Inc.	233,156,291
2,073,684	Exxon Mobil Corp.	243,077,238
9,193,650	Magnolia Oil & Gas Corp., Class A	224,508,933
		1,188,638,988
	Semiconductors & Semiconductor Equipment — 8.2%
1,243,950	Applied Materials, Inc.	251,340,097
314,999	KLA Corp.	243,938,375
309,159	Lam Research Corp.	252,298,477
1,415,054	QUALCOMM, Inc.	240,629,933
		988,206,882
	Software — 2.0%
549,156	Microsoft Corp.	236,301,827
	Specialty Retail — 2.1%
1,606,300	Williams-Sonoma, Inc.	248,847,996
	Technology Hardware, Storage & Peripherals — 2.0%
1,047,453	Apple, Inc.	244,056,549
	Textiles, Apparel & Luxury Goods — 2.0%
2,762,770	NIKE, Inc., Class B	244,228,868
	Total Common Stocks	12,079,765,962
	(Cost $10,103,312,447)
See Notes to Financial Statements

First Trust Rising Dividend Achievers ETF (RDVY)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
MONEY MARKET FUNDS — 0.0%
4,524,975	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (a)	$4,524,975
	(Cost $4,524,975)

	Total Investments — 99.9%	12,084,290,937
	(Cost $10,107,837,422)
	Net Other Assets and Liabilities — 0.1%	7,121,530
	Net Assets — 100.0%	$12,091,412,467

(a)	Rate shown reflects yield as of September 30, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 12,079,765,962	$ 12,079,765,962	$ —	$ —
Money Market Funds	4,524,975	4,524,975	—	—
Total Investments	$12,084,290,937	$12,084,290,937	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Focus 5 ETF (FV)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets (a) — 99.9%
11,291,807	First Trust Consumer Discretionary AlphaDEX® Fund	$714,658,465
3,543,926	First Trust Dow Jones Internet Index Fund (b)	750,709,845
10,192,931	First Trust Industrials/Producer Durables AlphaDEX® Fund	772,216,452
8,372,936	First Trust Nasdaq Semiconductor ETF	781,027,470
3,948,125	First Trust NASDAQ-100- Technology Sector Index Fund	755,315,794
	Total Exchange-Traded Funds	3,773,928,026
	(Cost $2,797,598,677)
MONEY MARKET FUNDS — 0.1%
4,550,820	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (c)	4,550,820
	(Cost $4,550,820)

	Total Investments — 100.0%	3,778,478,846
	(Cost $2,802,149,497)
	Net Other Assets and Liabilities — (0.0)%	(886,380)
	Net Assets — 100.0%	$3,777,592,466

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of September 30, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange- Traded Funds*	$ 3,773,928,026	$ 3,773,928,026	$ —	$ —
Money Market Funds	4,550,820	4,550,820	—	—
Total Investments	$3,778,478,846	$3,778,478,846	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS — 99.8%
	Banks — 7.2%
6,012	JPMorgan Chase & Co.	$1,267,690
18,026	Popular, Inc.	1,807,467
22,371	Wells Fargo & Co.	1,263,738
		4,338,895
	Building Products — 2.0%
7,676	A.O. Smith Corp.	689,535
3,084	Owens Corning	544,388
		1,233,923
	Capital Markets — 13.5%
1,077	Ameriprise Financial, Inc.	505,986
11,458	Ares Management Corp., Class A	1,785,615
2,612	Evercore, Inc., Class A	661,724
2,821	Goldman Sachs Group (The), Inc.	1,396,705
5,696	Houlihan Lokey, Inc.	900,082
29,595	Jefferies Financial Group, Inc.	1,821,572
11,878	Stifel Financial Corp.	1,115,344
		8,187,028
	Chemicals — 0.9%
3,426	Westlake Corp.	514,893
	Consumer Finance — 8.2%
6,058	Capital One Financial Corp.	907,065
63,175	OneMain Holdings, Inc.	2,973,647
21,773	Synchrony Financial	1,086,037
		4,966,749
	Containers & Packaging — 3.2%
8,967	Packaging Corp. of America	1,931,492
	Diversified Consumer Services — 2.7%
25,990	H&R Block, Inc.	1,651,664
	Electric Utilities — 1.9%
12,773	NRG Energy, Inc.	1,163,620
	Financial Services — 3.9%
5,498	Apollo Global Management, Inc.	686,755
58,284	Corebridge Financial, Inc.	1,699,562
		2,386,317
	Health Care REITs — 2.7%
12,731	Welltower, Inc.	1,629,950
	Hotels, Restaurants & Leisure — 0.9%
3,159	Texas Roadhouse, Inc.	557,879
	Household Durables — 1.7%
5,782	Garmin Ltd.	1,017,805
	Insurance — 12.5%
14,578	Aflac, Inc.	1,629,820
8,381	Allstate (The) Corp.	1,589,457
Shares	Description	Value

	Insurance (Continued)
15,138	American International Group, Inc.	$1,108,556
1,387	Erie Indemnity Co., Class A	748,730
2,141	Marsh & McLennan Cos., Inc.	477,636
3,443	Reinsurance Group of America, Inc.	750,126
5,413	Travelers (The) Cos., Inc.	1,267,292
		7,571,617
	Machinery — 1.2%
7,150	Otis Worldwide Corp.	743,171
	Oil, Gas & Consumable Fuels — 9.1%
4,258	Diamondback Energy, Inc.	734,079
30,771	ONEOK, Inc.	2,804,161
36,182	Permian Resources Corp.	492,437
9,852	Targa Resources Corp.	1,458,195
		5,488,872
	Professional Services — 0.7%
2,780	Booz Allen Hamilton Holding Corp.	452,473
	Retail REITs — 5.3%
19,184	Simon Property Group, Inc.	3,242,480
	Semiconductors & Semiconductor Equipment — 1.8%
1,975	NXP Semiconductors N.V.	474,019
3,576	QUALCOMM, Inc.	608,099
		1,082,118
	Specialized REITs — 7.6%
16,747	Iron Mountain, Inc.	1,990,046
19,688	Lamar Advertising Co., Class A	2,630,317
		4,620,363
	Specialty Retail — 5.5%
5,952	Dick’s Sporting Goods, Inc.	1,242,183
3,932	TJX (The) Cos., Inc.	462,167
3,104	Tractor Supply Co.	903,047
4,672	Williams-Sonoma, Inc.	723,786
		3,331,183
	Technology Hardware, Storage & Peripherals — 3.5%
4,534	NetApp, Inc.	559,994
14,443	Seagate Technology Holdings PLC	1,581,942
		2,141,936
	Textiles, Apparel & Luxury Goods — 1.6%
4,999	Ralph Lauren Corp.	969,156
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Trading Companies & Distributors — 2.2%
2,734	Watsco, Inc.	$1,344,800
	Total Common Stocks	60,568,384
	(Cost $53,383,011)
MONEY MARKET FUNDS — 0.1%
49,945	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (a)	49,945
	(Cost $49,945)

	Total Investments — 99.9%	60,618,329
	(Cost $53,432,956)
	Net Other Assets and Liabilities — 0.1%	42,937
	Net Assets — 100.0%	$60,661,266

(a)	Rate shown reflects yield as of September 30, 2024.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 60,568,384	$ 60,568,384	$ —	$ —
Money Market Funds	49,945	49,945	—	—
Total Investments	$60,618,329	$60,618,329	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust RBA American Industrial Renaissance® ETF (AIRR)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 9.6%
484,004	BWX Technologies, Inc.	$52,611,235
188,157	Huntington Ingalls Industries, Inc.	49,744,948
904,723	Leonardo DRS, Inc. (a)	25,531,283
640,631	Mercury Systems, Inc. (a)	23,703,347
862,253	Triumph Group, Inc. (a)	11,114,441
		162,705,254
	Banks — 9.5%
800,883	Associated Banc-Corp.	17,251,020
693,377	First Commonwealth Financial Corp.	11,891,416
630,078	First Financial Bancorp	15,896,868
422,661	First Merchants Corp.	15,722,989
1,922,219	FNB Corp.	27,122,510
749,149	Fulton Financial Corp.	13,582,071
129,208	Lakeland Financial Corp.	8,414,025
892,881	Old National Bancorp	16,661,159
82,840	Park National Corp.	13,915,463
193,409	Wintrust Financial Corp.	20,990,679
		161,448,200
	Building Products — 5.0%
296,078	AAON, Inc.	31,929,051
281,855	Advanced Drainage Systems, Inc.	44,296,332
274,832	Insteel Industries, Inc.	8,544,527
		84,769,910
	Commercial Services & Supplies — 5.1%
514,037	Aris Water Solutions, Inc., Class A	8,671,804
213,093	Clean Harbors, Inc. (a)	51,506,709
319,121	VSE Corp.	26,400,880
		86,579,393
	Construction & Engineering — 26.2%
249,712	Ameresco, Inc., Class A (a)	9,474,073
361,497	Arcosa, Inc.	34,255,456
91,510	Comfort Systems USA, Inc.	35,720,928
489,437	Construction Partners, Inc., Class A (a)	34,162,703
176,015	Dycom Industries, Inc. (a)	34,692,556
128,766	EMCOR Group, Inc.	55,437,626
758,735	Granite Construction, Inc.	60,152,511
156,504	Limbach Holdings, Inc. (a)	11,856,743
205,108	MasTec, Inc. (a)	25,248,795
1,922,343	MDU Resources Group, Inc.	52,691,422
940,779	Primoris Services Corp.	54,640,444
141,241	Sterling Infrastructure, Inc. (a)	20,482,770
536,382	Tutor Perini Corp. (a)	14,568,135
		443,384,162
Shares	Description	Value

	Electrical Equipment — 5.2%
227,594	Atkore, Inc.	$19,286,316
128,572	Hubbell, Inc.	55,073,816
64,305	Powell Industries, Inc.	14,275,067
		88,635,199
	Machinery — 20.4%
283,495	Astec Industries, Inc.	9,054,830
192,561	Blue Bird Corp. (a)	9,235,226
372,321	Douglas Dynamics, Inc.	10,268,613
498,832	Federal Signal Corp.	46,620,839
642,840	Greenbrier (The) Cos., Inc.	32,714,128
783,920	Mueller Industries, Inc.	58,088,472
1,810,452	Mueller Water Products, Inc., Class A	39,286,808
331,759	Proto Labs, Inc. (a)	9,743,762
164,175	RBC Bearings, Inc. (a)	49,150,711
737,244	Shyft Group (The), Inc.	9,252,412
306,208	SPX Technologies, Inc. (a)	48,827,928
1,172,542	Wabash National Corp.	22,501,081
		344,744,810
	Marine Transportation — 2.8%
388,348	Kirby Corp. (a)	47,545,446
	Trading Companies & Distributors — 16.1%
238,842	Applied Industrial Technologies, Inc.	53,292,815
878,687	Core & Main, Inc., Class A (a)	39,013,703
1,898,925	DNOW, Inc. (a)	24,553,100
350,153	DXP Enterprises, Inc. (a)	18,684,164
430,312	H&E Equipment Services, Inc.	20,947,588
254,970	Herc Holdings, Inc.	40,649,867
1,217,504	MRC Global, Inc. (a)	15,511,001
597,295	MSC Industrial Direct Co., Inc., Class A	51,403,208
65,628	Transcat, Inc. (a)	7,925,894
		271,981,340
	Total Common Stocks	1,691,793,714
	(Cost $1,487,326,363)
MONEY MARKET FUNDS — 0.1%
1,343,352	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (b)	1,343,352
	(Cost $1,343,352)

	Total Investments — 100.0%	1,693,137,066
	(Cost $1,488,669,715)
	Net Other Assets and Liabilities — (0.0)%	(491,698)
	Net Assets — 100.0%	$1,692,645,368

See Notes to Financial Statements

First Trust RBA American Industrial Renaissance® ETF (AIRR)
Portfolio of Investments (Continued)
September 30, 2024
(a)	Non-income producing security.
(b)	Rate shown reflects yield as of September 30, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,691,793,714	$ 1,691,793,714	$ —	$ —
Money Market Funds	1,343,352	1,343,352	—	—
Total Investments	$1,693,137,066	$1,693,137,066	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright International Focus 5 ETF (IFV)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.8%
	Capital Markets (a) — 99.8%
893,241	First Trust Eurozone AlphaDEX® ETF	$39,061,429
620,146	First Trust India NIFTY 50 Equal Weight ETF	40,210,267
726,387	First Trust Japan AlphaDEX® Fund	39,403,517
558,907	First Trust Switzerland AlphaDEX® Fund	39,402,943
967,639	First Trust United Kingdom AlphaDEX® Fund	40,476,339
	Total Exchange-Traded Funds	198,554,495
	(Cost $164,210,334)
MONEY MARKET FUNDS — 0.2%
325,288	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (b)	325,288
	(Cost $325,288)

	Total Investments — 100.0%	198,879,783
	(Cost $164,535,622)
	Net Other Assets and Liabilities — (0.0)%	(47,471)
	Net Assets — 100.0%	$198,832,312

(a)	Represents investments in affiliated funds.
(b)	Rate shown reflects yield as of September 30, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 198,554,495	$ 198,554,495	$ —	$ —
Money Market Funds	325,288	325,288	—	—
Total Investments	$198,879,783	$198,879,783	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 100.0%
	Capital Markets (a) — 100.0%
461,925	First Trust Consumer Discretionary AlphaDEX® Fund	$29,235,233
144,975	First Trust Dow Jones Internet Index Fund (b)	30,710,054
416,973	First Trust Industrials/Producer Durables AlphaDEX® Fund	31,589,875
342,520	First Trust Nasdaq Semiconductor ETF	31,950,266
161,510	First Trust NASDAQ-100- Technology Sector Index Fund	30,898,478
	Total Exchange-Traded Funds	154,383,906
	(Cost $135,741,978)
MONEY MARKET FUNDS — 0.0%
91,901	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (c)	91,901
	(Cost $91,901)

	Total Investments — 100.0%	154,475,807
	(Cost $135,833,879)
	Net Other Assets and Liabilities — (0.0)%	(36,669)
	Net Assets — 100.0%	$154,439,138

(a)	Represents investments in affiliated funds.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of September 30, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 154,383,906	$ 154,383,906	$ —	$ —
Money Market Funds	91,901	91,901	—	—
Total Investments	$154,475,807	$154,475,807	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS — 99.9%
	Air Freight & Logistics — 1.1%
517,924	Expeditors International of Washington, Inc.	$68,055,214
	Automobile Components — 2.0%
590,630	Lear Corp.	64,467,265
1,275,107	Phinia, Inc.	58,693,175
		123,160,440
	Automobiles — 1.0%
1,079,423	Winnebago Industries, Inc.	62,725,271
	Banks — 15.5%
1,492,032	Bank OZK	64,142,456
1,994,389	Cadence Bank	63,521,290
1,531,893	Citizens Financial Group, Inc.	62,914,845
1,037,685	Comerica, Inc.	62,167,708
772,694	East West Bancorp, Inc.	63,932,702
3,775,135	Eastern Bankshares, Inc.	61,874,463
1,475,554	Fifth Third Bancorp	63,212,733
3,088,065	First BanCorp	65,374,336
4,293,657	Huntington Bancshares, Inc.	63,116,758
1,036,389	International Bancshares Corp.	61,965,698
634,547	Popular, Inc.	63,626,028
2,760,871	Regions Financial Corp.	64,411,120
1,417,853	Synovus Financial Corp.	63,051,923
589,295	Wintrust Financial Corp.	63,956,186
1,329,530	Zions Bancorp N.A.	62,780,407
		950,048,653
	Building Products — 4.3%
769,731	A.O. Smith Corp.	69,144,936
418,482	Advanced Drainage Systems, Inc.	65,768,631
366,232	Owens Corning	64,647,272
487,771	UFP Industries, Inc.	64,000,433
		263,561,272
	Capital Markets — 1.0%
3,066,143	Franklin Resources, Inc.	61,782,781
	Chemicals — 2.2%
781,731	CF Industries Holdings, Inc.	67,072,520
442,199	Westlake Corp.	66,458,088
		133,530,608
	Construction & Engineering — 2.1%
165,657	Comfort Systems USA, Inc.	64,664,210
146,487	EMCOR Group, Inc.	63,067,048
		127,731,258
	Consumer Finance — 3.2%
1,850,401	Ally Financial, Inc.	65,855,772
Shares	Description	Value

	Consumer Finance (Continued)
2,890,936	SLM Corp.	$66,115,706
1,261,378	Synchrony Financial	62,917,535
		194,889,013
	Diversified Consumer Services — 1.0%
2,869,827	Perdoceo Education Corp.	63,824,952
	Electronic Equipment, Instruments & Components — 1.1%
3,454,254	Vishay Intertechnology, Inc.	65,319,943
	Energy Equipment & Services — 3.0%
2,815,396	Atlas Energy Solutions, Inc.	61,375,633
1,005,437	Cactus, Inc., Class A	59,994,426
5,581,842	Select Water Solutions, Inc.	62,125,901
		183,495,960
	Entertainment — 1.1%
2,272,316	Endeavor Group Holdings, Inc., Class A	64,897,345
	Financial Services — 7.4%
2,288,513	Corebridge Financial, Inc.	66,733,039
1,515,093	Equitable Holdings, Inc.	63,679,359
1,004,387	Essent Group Ltd.	64,572,040
708,039	Jackson Financial, Inc., Class A	64,594,398
2,513,815	MGIC Investment Corp.	64,353,664
1,818,214	Radian Group, Inc.	63,073,844
832,705	Voya Financial, Inc.	65,966,890
		452,973,234
	Food Products — 1.0%
853,799	Cal-Maine Foods, Inc.	63,898,317
	Ground Transportation — 1.1%
355,274	Landstar System, Inc.	67,100,600
	Household Durables — 7.4%
617,749	Century Communities, Inc.	63,615,792
373,106	Garmin Ltd.	65,677,849
266,722	Installed Building Products, Inc.	65,685,627
731,363	KB Home	62,670,495
313,742	Meritage Homes Corp.	64,339,072
449,734	PulteGroup, Inc.	64,550,321
424,067	Toll Brothers, Inc.	65,514,111
		452,053,267
	Insurance — 5.3%
470,420	American Financial Group, Inc.	63,318,532
473,900	Cincinnati Financial Corp.	64,507,268
164,649	Everest Group Ltd.	64,514,418
See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
290,509	Reinsurance Group of America, Inc.	$63,293,196
1,112,507	Unum Group	66,127,416
		321,760,830
	Machinery — 9.7%
673,417	AGCO Corp.	65,900,588
418,536	Crane Co.	66,245,878
754,243	Graco, Inc.	66,003,805
305,666	IDEX Corp.	65,565,357
441,506	ITT, Inc.	66,009,562
344,062	Lincoln Electric Holdings, Inc.	66,066,785
879,194	Mueller Industries, Inc.	65,148,276
225,293	Snap-on, Inc.	65,269,635
1,230,143	Terex Corp.	65,086,866
		591,296,752
	Marine Transportation — 1.1%
473,500	Matson, Inc.	67,530,570
	Media — 2.1%
2,050,859	Interpublic Group of (The) Cos., Inc.	64,868,670
623,685	Omnicom Group, Inc.	64,482,792
		129,351,462
	Metals & Mining — 3.2%
1,197,678	Commercial Metals Co.	65,824,383
226,983	Reliance, Inc.	65,645,754
532,478	Steel Dynamics, Inc.	67,134,826
		198,604,963
	Oil, Gas & Consumable Fuels — 6.1%
1,207,270	California Resources Corp.	63,345,457
813,259	Chesapeake Energy Corp.	66,890,553
1,379,465	HF Sinclair Corp.	61,482,755
2,454,016	Magnolia Oil & Gas Corp., Class A	59,927,070
1,536,173	SM Energy Co.	61,400,835
68,153	Texas Pacific Land Corp.	60,297,685
		373,344,355
	Paper & Forest Products — 1.0%
731,886	Sylvamo Corp.	62,832,413
	Professional Services — 4.2%
428,735	Amentum Holdings, Inc. (a)	13,826,704
1,649,536	Genpact Ltd.	64,678,306
694,540	Insperity, Inc.	61,119,520
429,243	Jacobs Solutions, Inc.	56,187,909
955,166	Robert Half, Inc.	64,387,740
		260,200,179
Shares	Description	Value

	Semiconductors & Semiconductor Equipment — 1.0%
2,060,643	Amkor Technology, Inc.	$63,055,676
	Specialty Retail — 3.2%
1,454,989	Buckle (The), Inc.	63,975,866
300,220	Dick’s Sporting Goods, Inc.	62,655,914
428,738	Williams-Sonoma, Inc.	66,420,091
		193,051,871
	Technology Hardware, Storage & Peripherals — 2.1%
542,985	Dell Technologies, Inc., Class C	64,365,442
522,071	NetApp, Inc.	64,480,989
		128,846,431
	Textiles, Apparel & Luxury Goods — 4.3%
951,328	Carter’s, Inc.	61,817,293
810,520	Kontoor Brands, Inc.	66,284,326
344,296	Ralph Lauren Corp.	66,748,665
1,344,012	Steven Madden Ltd.	65,843,148
		260,693,432
	Trading Companies & Distributors — 1.1%
463,896	Boise Cascade Co.	65,400,058
	Total Common Stocks	6,115,017,120
	(Cost $5,407,286,414)
MONEY MARKET FUNDS — 0.0%
2,671,025	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (b)	2,671,025
	(Cost $2,671,025)

	Total Investments — 99.9%	6,117,688,145
	(Cost $5,409,957,439)
	Net Other Assets and Liabilities — 0.1%	4,395,355
	Net Assets — 100.0%	$6,122,083,500

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of September 30, 2024.
See Notes to Financial Statements

First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
Portfolio of Investments (Continued)
September 30, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 6,115,017,120	$ 6,115,017,120	$ —	$ —
Money Market Funds	2,671,025	2,671,025	—	—
Total Investments	$6,117,688,145	$6,117,688,145	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS (a) — 99.7%
	Aerospace & Defense — 2.2%
5,424	Airbus SE (EUR)	$792,272
4,803	Boeing (The) Co. (b)	730,248
1,376	Lockheed Martin Corp.	804,354
		2,326,874
	Automobile Components — 0.8%
54,700	Denso Corp. (JPY)	808,940
	Automobiles — 3.2%
9,923	Bayerische Motoren Werke AG (EUR)	874,607
73,611	Ford Motor Co.	777,332
12,720	Mercedes-Benz Group AG (EUR)	821,806
3,402	Tesla, Inc. (b)	890,065
		3,363,810
	Banks — 24.3%
37,325	ANZ Group Holdings Ltd. (AUD)	786,523
54,555	Axis Bank Ltd. (INR)	802,168
78,088	Banco Bilbao Vizcaya Argentaria S.A. (EUR)	843,856
163,667	Banco Santander S.A. (EUR)	838,148
20,159	Bank of America Corp.	799,909
1,826,617	Bank of China Ltd., Class H (HKD)	862,338
1,161,431	Bank of Communications Co., Ltd., Class H (HKD)	890,438
273,396	Barclays PLC (GBP)	820,769
11,157	BNP Paribas S.A. (EUR)	764,416
267,342	BOC Hong Kong Holdings Ltd. (HKD)	856,309
2,476,246	China CITIC Bank Corp., Ltd., Class H (HKD)	1,579,935
210,127	China Merchants Bank Co., Ltd., Class H (HKD)	1,042,006
13,636	Citigroup, Inc.	853,613
27,010	DBS Group Holdings Ltd. (SGD)	799,635
215,239	First Abu Dhabi Bank PJSC (AED)	805,157
12,512	HDFC Bank Ltd., ADR	782,751
91,160	HSBC Holdings PLC (GBP)	815,598
46,920	ICICI Bank Ltd., ADR	1,400,562
2,613,261	Industrial & Commercial Bank of China Ltd., Class H (HKD)	1,559,784
43,430	ING Groep N.V., ADR	788,689
3,784	JPMorgan Chase & Co.	797,894
35,923	Kotak Mahindra Bank Ltd. (INR)	794,731
258,003	Lloyds Banking Group PLC, ADR	804,969
Shares	Description	Value

	Banks (Continued)
121,160	Nordea Bank Abp (EUR)	$1,428,268
1,525,142	Postal Savings Bank of China Co., Ltd., Class H (HKD) (c) (d)	912,278
6,313	Royal Bank of Canada (CAD)	787,929
447,328	Sberbank of Russia PJSC (RUB) (b) (e) (f) (g)	0
15,159	Wells Fargo & Co.	856,332
36,169	Westpac Banking Corp. (AUD)	793,170
		25,868,175
	Broadline Retail — 4.9%
16,257	Alibaba Group Holding Ltd., ADR	1,725,193
7,432	Amazon.com, Inc. (b)	1,384,804
52,149	JD.com, Inc., ADR	2,085,960
		5,195,957
	Capital Markets — 6.1%
11,326	Bank of New York Mellon (The) Corp.	813,886
3,598	CME Group, Inc.	793,899
3,403	Deutsche Boerse AG (EUR)	798,143
1,649	Goldman Sachs Group (The), Inc.	816,437
5,708	London Stock Exchange Group PLC (GBP)	779,921
569	Partners Group Holding AG (CHF)	853,819
1,503	S&P Global, Inc.	776,480
27,049	UBS Group AG (CHF)	832,867
		6,465,452
	Communications Equipment — 1.5%
15,758	Cisco Systems, Inc.	838,641
186,131	Nokia Oyj, ADR (h)	813,392
		1,652,033
	Consumer Finance — 0.8%
3,064	American Express Co.	830,957
	Consumer Staples Distribution & Retail — 1.5%
14,162	Kroger (The) Co.	811,483
9,814	Walmart, Inc.	792,480
		1,603,963
	Diversified Telecommunication Services — 6.1%
64,371	AT&T, Inc.	1,416,162
47,379	Deutsche Telekom AG (EUR)	1,391,809
288,065	Emirates Telecommunications Group Co. PJSC (AED)	1,450,893
2,166	Swisscom AG (CHF)	1,413,972
17,824	Verizon Communications, Inc.	800,476
		6,473,312
See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Electric Utilities — 1.5%
53,301	Iberdrola S.A. (EUR)	$824,123
9,498	Verbund AG (EUR)	787,667
		1,611,790
	Financial Services — 3.5%
2,824	Mastercard, Inc., Class A	1,394,491
19,752	PayPal Holdings, Inc. (b)	1,541,249
2,739	Visa, Inc., Class A	753,088
		3,688,828
	Household Durables — 0.8%
8,350	Sony Group Corp., ADR	806,359
	Industrial Conglomerates — 2.1%
6,790	Honeywell International, Inc.	1,403,561
4,310	Siemens AG (EUR)	870,012
		2,273,573
	Insurance — 5.0%
110,567	AIA Group Ltd. (HKD)	990,628
2,487	Allianz SE (EUR)	816,680
10,683	American International Group, Inc.	782,316
19,891	AXA S.A. (EUR)	764,553
10,358	MetLife, Inc.	854,328
174,998	Ping An Insurance Group Co. of China Ltd., Class H (HKD)	1,128,932
		5,337,437
	Interactive Media & Services — 2.5%
16,531	Baidu, Inc., ADR (b)	1,740,549
16,349	Tencent Holdings Ltd. (HKD)	935,028
		2,675,577
	IT Services — 9.1%
3,972	Accenture PLC, Class A	1,404,023
6,506	Capgemini SE (EUR)	1,404,618
18,212	Cognizant Technology Solutions Corp., Class A	1,405,602
59,775	Infosys Ltd., ADR	1,331,189
6,568	International Business Machines Corp.	1,452,053
25,834	Tata Consultancy Services Ltd. (INR)	1,315,881
218,518	Wipro Ltd., ADR (h)	1,415,997
		9,729,363
	Marine Transportation — 0.8%
522	A.P. Moller - Maersk A/S, Class B (DKK)	877,724
Shares	Description	Value

	Metals & Mining — 1.7%
30,102	BHP Group Ltd. (AUD)	$956,471
12,627	Rio Tinto PLC, ADR	898,664
		1,855,135
	Multi-Utilities — 1.3%
79,398	Engie S.A. (EUR)	1,371,247
	Oil, Gas & Consumable Fuels — 0.7%
42,503	Gazprom PJSC, ADR (b) (e) (f) (g)	0
364,010	Gazprom PJSC (RUB) (b) (e) (f) (g)	0
11,671	Shell PLC, ADR	769,702
		769,702
	Pharmaceuticals — 1.3%
7,287	Zoetis, Inc.	1,423,734
	Semiconductors & Semiconductor Equipment — 8.6%
9,218	Advanced Micro Devices, Inc. (b)	1,512,490
43,030	Infineon Technologies AG (EUR)	1,506,900
71,786	Intel Corp.	1,684,099
15,936	Micron Technology, Inc.	1,652,723
11,665	NVIDIA Corp.	1,416,598
8,107	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,407,943
		9,180,753
	Software — 6.2%
3,255	Microsoft Corp.	1,400,626
8,612	Oracle Corp.	1,467,485
5,485	Salesforce, Inc.	1,501,299
6,320	SAP SE (EUR)	1,437,979
3,112	Workday, Inc., Class A (b)	760,604
		6,567,993
	Specialty Retail — 0.8%
2,088	Home Depot (The), Inc.	846,058
	Technology Hardware, Storage & Peripherals — 1.2%
28,063	Samsung Electronics Co., Ltd. (KRW)	1,319,779
	Wireless Telecommunication Services — 1.2%
984,000	SoftBank Corp. (JPY)	1,281,648
	Total Common Stocks	106,206,173
	(Cost $94,718,655)
See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
MONEY MARKET FUNDS — 0.0%
54,983	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (i)	$54,983
	(Cost $54,983)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 1.0%
$30,839	Bank of America Corp., 4.86% (i), dated 09/30/24, due 10/01/24, with a maturity value of $30,843. Collateralized by U.S. Treasury Securities, interest rates of 0.00% to 4.25%, due 11/15/27 to 08/15/54. The value of the collateral including accrued interest is $31,456. (j)	$30,839
1,000,000	Mizuho Financial Group, Inc., 4.85% (i), dated 09/30/24, due 10/01/24, with a maturity value of $1,000,135. Collateralized by U.S. Treasury Securities, interest rates of 0.63% to 4.75%, due 02/28/25 to 08/15/54. The value of the collateral including accrued interest is $1,020,004. (j)	1,000,000
	Total Repurchase Agreements	1,030,839
	(Cost $1,030,839)

	Total Investments — 100.7%	107,291,995
	(Cost $95,804,477)
	Net Other Assets and Liabilities — (0.7)%	(771,945)
	Net Assets — 100.0%	$106,520,050

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(f)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At September 30, 2024, securities
noted as such are valued at $0 or 0.0% of net assets.

(g)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(h)
All or a portion of this security is on loan (see Note 2G -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $998,463 and the total value of the collateral held by the Fund is $1,030,839.

(i)	Rate shown reflects yield as of September 30, 2024.
(j)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
AED	– United Arab Emirates Dirham
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
RUB	– Russian Ruble
SGD	– Singapore Dollar
USD	– United States Dollar

See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2024
Currency Exposure Diversification	% of Total Investments
USD	55.1%
EUR	17.1
HKD	10.0
CHF	2.9
INR	2.7
AUD	2.4
GBP	2.3
AED	2.1
JPY	2.0
KRW	1.2
DKK	0.8
SGD	0.7
CAD	0.7
RUB	0.0‡
Total	100.0%

‡	Investments are valued at $0.

Country Allocation†	% of Net Assets
United States	38.4%
Germany	8.0
China	7.5
India	7.4
Cayman Islands	6.1
United Kingdom	4.6
France	4.1
Switzerland	2.9
Japan	2.7
Australia	2.4
Spain	2.4
United Arab Emirates	2.1
Finland	2.1
Hong Kong	1.7
Netherlands	1.5
Taiwan	1.3
Ireland	1.3
South Korea	1.2
Denmark	0.8
Singapore	0.8
Canada	0.7
Austria	0.7
Russia	0.0††
Total Investments	100.7
Net Other Assets and Liabilities	(0.7)
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.
††	Investments are valued at $0.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Banks	$ 25,868,175	$ 25,868,175	$ —	$ —**
Oil, Gas & Consumable Fuels	769,702	769,702	—	—**
Other Industry Categories*	79,568,296	79,568,296	—	—
Money Market Funds	54,983	54,983	—	—
Repurchase Agreements	1,030,839	—	1,030,839	—
Total Investments	$107,291,995	$106,261,156	$1,030,839	$—**

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)
Portfolio of Investments (Continued)
September 30, 2024

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$998,463
Non-cash Collateral(2)	(998,463)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At September 30, 2024, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$1,030,839
Non-cash Collateral(4)	(1,030,839)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2024, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS (a) — 99.9%
	Aerospace & Defense — 4.2%
38,353	AeroVironment, Inc. (b)	$7,689,777
80,434	Kratos Defense & Security Solutions, Inc. (b)	1,874,112
3,527	Northrop Grumman Corp.	1,862,503
1,234,689	QinetiQ Group PLC (GBP)	7,418,335
		18,844,727
	Air Freight & Logistics — 0.4%
36,866	GXO Logistics, Inc. (b)	1,919,613
	Automobile Components — 7.9%
25,796	Aptiv PLC (b)	1,857,570
119,900	Denso Corp. (JPY)	1,773,160
249,438	Gentex Corp.	7,405,814
7,661,635	Luminar Technologies, Inc. (b) (c)	6,893,173
43,901	Magna International, Inc.	1,801,697
547,260	Mobileye Global, Inc., Class A (b) (c)	7,497,462
730,107	Valeo SE (EUR)	8,793,631
		36,022,507
	Automobiles — 1.2%
456,728	NIO, Inc., ADR (b) (c)	3,050,943
8,617	Tesla, Inc. (b)	2,254,466
		5,305,409
	Broadline Retail — 1.8%
22,141	Alibaba Group Holding Ltd., ADR	2,349,603
16,763	Amazon.com, Inc. (b)	3,123,450
68,340	JD.com, Inc., ADR	2,733,600
		8,206,653
	Communications Equipment — 0.4%
5,222	Arista Networks, Inc. (b)	2,004,308
	Consumer Finance — 1.6%
183,879	Upstart Holdings, Inc. (b)	7,356,999
	Consumer Staples Distribution & Retail — 2.0%
1,742,749	Ocado Group PLC (GBP) (b)	8,954,082
	Electrical Equipment — 3.5%
52,204	ABB Ltd. (CHF)	3,021,769
17,508	Emerson Electric Co.	1,914,850
110,100	Mitsubishi Electric Corp. (JPY)	1,764,587
146,400	NIDEC CORP. (JPY)	3,061,947
11,000	Rockwell Automation, Inc.	2,953,060
11,769	Schneider Electric SE (EUR)	3,094,382
		15,810,595
Shares	Description	Value

	Electronic Equipment, Instruments & Components — 5.8%
74,100	Cognex Corp.	$3,001,050
239,599	Delta Electronics, Inc. (TWD)	2,880,806
762,192	Hexagon AB, Class B (SEK)	8,195,411
6,300	Keyence Corp. (JPY)	2,996,473
72,200	Omron Corp. (JPY)	3,288,874
106,600	Yokogawa Electric Corp. (JPY)	2,710,892
8,663	Zebra Technologies Corp., Class A (b)	3,208,082
		26,281,588
	Energy Equipment & Services — 1.6%
289,547	Oceaneering International, Inc. (b)	7,201,034
	Health Care Equipment & Supplies — 1.9%
6,074	Intuitive Surgical, Inc. (b)	2,983,974
20,830	Medtronic PLC	1,875,325
41,483	Omnicell, Inc. (b)	1,808,659
5,120	Stryker Corp.	1,849,651
		8,517,609
	Household Durables — 0.4%
94,500	Sony Group Corp. (JPY)	1,826,222
	Industrial Conglomerates — 0.4%
9,810	Siemens AG (EUR)	1,980,236
	Interactive Media & Services — 4.4%
18,314	Alphabet, Inc., Class A	3,037,377
21,805	Baidu, Inc., ADR (b)	2,295,848
66,260	Kakao Corp. (KRW)	1,831,688
14,990	Meta Platforms, Inc., Class A	8,580,876
14,576	NAVER Corp. (KRW)	1,888,181
37,705	Tencent Holdings Ltd. (HKD)	2,156,415
		19,790,385
	IT Services — 0.8%
18,118	Akamai Technologies, Inc. (b)	1,829,012
9,129	International Business Machines Corp.	2,018,239
		3,847,251
	Life Sciences Tools & Services — 4.0%
59,474	Illumina, Inc. (b)	7,756,004
8,908	Tecan Group AG (CHF)	2,930,215
131,607	Tempus AI, Inc. (b) (c)	7,448,956
		18,135,175
	Machinery — 10.9%
1,398,215	3D Systems Corp. (b)	3,970,931
45,356	ANDRITZ AG (EUR)	3,213,569
See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Machinery (Continued)
111,401	ATS Corp. (CAD) (b)	$3,232,190
155,100	Daifuku Co., Ltd. (JPY)	2,980,057
4,784	Deere & Co.	1,996,507
136,871	Duerr AG (EUR)	3,361,022
101,600	FANUC Corp. (JPY)	2,961,934
33,306	John Bean Technologies Corp.	3,280,974
52,100	Kawasaki Heavy Industries Ltd. (JPY) (c)	2,104,300
1,165,894	Mirle Automation Corp. (TWD)	2,976,766
97,847	Proto Labs, Inc. (b)	2,873,766
407,024	Symbotic, Inc. (b) (c)	9,927,315
104,371	Valmet Oyj (EUR) (c)	3,341,359
90,400	Yaskawa Electric Corp. (JPY)	3,143,637
		49,364,327
	Pharmaceuticals — 0.4%
11,125	Johnson & Johnson	1,802,918
	Semiconductors & Semiconductor Equipment — 9.4%
20,141	Advanced Micro Devices, Inc. (b)	3,304,735
130,903	Ambarella, Inc. (b)	7,383,584
69,488	Astera Labs, Inc. (b)	3,640,476
83,719	Intel Corp.	1,964,048
3,651	KLA Corp.	2,827,371
31,090	Micron Technology, Inc.	3,224,344
25,067	NVIDIA Corp.	3,044,137
11,672	NXP Semiconductors N.V.	2,801,397
17,069	QUALCOMM, Inc.	2,902,583
173,300	Renesas Electronics Corp. (JPY)	2,506,806
23,012	SK Hynix, Inc. (KRW)	3,072,490
17,427	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,026,547
21,884	Teradyne, Inc.	2,930,924
		42,629,442
	Software — 35.3%
3,212	Adobe, Inc. (b)	1,663,109
24,313	ANSYS, Inc. (b)	7,746,851
240,902	Appian Corp., Class A (b)	8,224,394
7,140	Autodesk, Inc. (b)	1,966,927
334,828	C3.ai, Inc., Class A (b) (c)	8,112,882
29,059	Cadence Design Systems, Inc. (b)	7,875,861
724,941	CCC Intelligent Solutions Holdings, Inc. (b)	8,010,598
200,118	Dassault Systemes SE (EUR)	7,937,000
154,383	Dynatrace, Inc. (b)	8,254,859
7,173	Microsoft Corp.	3,086,542
44,980	Nice Ltd., ADR (b)	7,811,677
Shares	Description	Value

	Software (Continued)
248,248	Palantir Technologies, Inc., Class A (b)	$9,234,826
21,546	Palo Alto Networks, Inc. (b)	7,364,423
110,255	Pegasystems, Inc.	8,058,538
368,800	PKSHA Technology, Inc. (JPY) (b)	8,685,949
388,219	PROS Holdings, Inc. (b)	7,189,816
10,303	PTC, Inc. (b)	1,861,340
7,297	Salesforce, Inc.	1,997,262
727,491	Selvas AI, Inc. (KRW) (b)	6,286,341
331,700	SentinelOne, Inc., Class A (b)	7,934,264
9,141	ServiceNow, Inc. (b)	8,175,619
15,041	Synopsys, Inc. (b)	7,616,612
606,745	UiPath, Inc., Class A (b)	7,766,336
29,693	Workday, Inc., Class A (b)	7,257,266
		160,119,292
	Technology Hardware, Storage & Peripherals — 1.2%
8,058	Apple, Inc.	1,877,514
33,174	Samsung Electronics Co., Ltd. (KRW)	1,560,144
99,100	Seiko Epson Corp. (JPY)	1,819,965
		5,257,623
	Wireless Telecommunication Services — 0.4%
31,900	SoftBank Group Corp. (JPY)	1,870,386
	Total Common Stocks	453,048,381
	(Cost $455,325,685)
MONEY MARKET FUNDS — 0.0%
281,161	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (d)	281,161
	(Cost $281,161)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 6.7%
$9,130,151	Bank of America Corp., 4.86% (d), dated 09/30/24, due 10/01/24, with a maturity value of $9,131,384. Collateralized by U.S. Treasury Securities, interest rates of 0.00% to 4.25%, due 11/15/27 to 08/15/54. The value of the collateral including accrued interest is $9,312,754. (e)	9,130,151
See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2024
Principal Value	Description	Value
REPURCHASE AGREEMENTS (Continued)
$10,651,840	Daiwa Capital Markets America, Inc., 4.89% (d), dated 09/30/24, due 10/01/24, with a maturity value of $10,653,287. Collateralized by U.S. Treasury Securities, interest rates of 1.75% to 5.00%, due 12/31/24 to 11/15/51. The value of the collateral including accrued interest is $10,864,877. (e)	$10,651,840
10,651,840	Mizuho Financial Group, Inc., 4.85% (d), dated 09/30/24, due 10/01/24, with a maturity value of $10,653,275. Collateralized by U.S. Treasury Securities, interest rates of 0.63% to 4.75%, due 02/28/25 to 08/15/54. The value of the collateral including accrued interest is $10,864,914. (e)	10,651,840
	Total Repurchase Agreements	30,433,831
	(Cost $30,433,831)

	Total Investments — 106.6%	483,763,373
	(Cost $486,040,677)
	Net Other Assets and Liabilities — (6.6)%	(30,096,414)
	Net Assets — 100.0%	$453,666,959

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
All or a portion of this security is on loan (see Note 2G -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $28,821,522 and the total value of the collateral held by the Fund is $30,433,831.

(d)	Rate shown reflects yield as of September 30, 2024.
(e)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
SEK	– Swedish Krona
TWD	– New Taiwan Dollar
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
USD	72.8%
JPY	9.0
EUR	6.6
GBP	3.4
KRW	3.0
SEK	1.7
CHF	1.2
TWD	1.2
CAD	0.7
HKD	0.4
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 453,048,381	$ 453,048,381	$ —	$ —
Money Market Funds	281,161	281,161	—	—
Repurchase Agreements	30,433,831	—	30,433,831	—
Total Investments	$483,763,373	$453,329,542	$30,433,831	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2F - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
See Notes to Financial Statements

First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
Portfolio of Investments (Continued)
September 30, 2024
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$28,821,522
Non-cash Collateral(2)	(28,821,522)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At September 30, 2024, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$30,433,831
Non-cash Collateral(4)	(30,433,831)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2024, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 4.4%
4,704	Curtiss-Wright Corp.	$1,546,158
504	TransDigm Group, Inc.	719,273
		2,265,431
	Banks — 3.4%
6,156	JPMorgan Chase & Co.	1,298,054
8,283	Wells Fargo & Co.	467,907
		1,765,961
	Biotechnology — 2.4%
1,190	Regeneron Pharmaceuticals, Inc. (a)	1,250,976
	Building Products — 1.4%
8,192	A.O. Smith Corp.	735,888
	Capital Markets — 7.5%
2,896	Ameriprise Financial, Inc.	1,360,570
1,237	Goldman Sachs Group (The), Inc.	612,451
3,977	Houlihan Lokey, Inc.	628,445
6,942	Stifel Financial Corp.	651,854
4,882	Tradeweb Markets, Inc., Class A	603,757
		3,857,077
	Chemicals — 2.9%
3,098	Linde PLC	1,477,312
	Commercial Services & Supplies — 7.2%
6,403	Cintas Corp.	1,318,249
12,967	Copart, Inc. (a)	679,471
8,382	Republic Services, Inc.	1,683,441
		3,681,161
	Communications Equipment — 2.8%
3,249	Motorola Solutions, Inc.	1,460,848
	Consumer Finance — 1.3%
2,535	American Express Co.	687,492
	Consumer Staples Distribution & Retail — 6.4%
1,385	Costco Wholesale Corp.	1,227,830
9,428	US Foods Holding Corp. (a)	579,822
18,361	Walmart, Inc.	1,482,651
		3,290,303
	Containers & Packaging — 1.5%
3,524	Packaging Corp. of America	759,070
	Financial Services — 9.2%
8,756	Fiserv, Inc. (a)	1,573,015
3,192	Mastercard, Inc., Class A	1,576,210
5,767	Visa, Inc., Class A	1,585,637
		4,734,862
Shares	Description	Value

	Health Care Providers & Services — 6.1%
5,962	Cencora, Inc.	$1,341,927
5,402	Ensign Group (The), Inc.	776,916
2,080	McKesson Corp.	1,028,393
		3,147,236
	Health Care REITs — 2.0%
8,007	Welltower, Inc.	1,025,136
	Hotels, Restaurants & Leisure — 4.6%
4,524	Hilton Worldwide Holdings, Inc.	1,042,782
3,410	Marriott International, Inc., Class A	847,726
2,643	Texas Roadhouse, Inc.	466,754
		2,357,262
	Insurance — 14.4%
10,543	Aflac, Inc.	1,178,707
16,565	American International Group, Inc.	1,213,055
13,163	Brown & Brown, Inc.	1,363,687
6,939	Marsh & McLennan Cos., Inc.	1,548,021
4,357	Reinsurance Group of America, Inc.	949,260
4,982	Travelers (The) Cos., Inc.	1,166,386
		7,419,116
	Machinery — 6.8%
5,024	Ingersoll Rand, Inc.	493,156
3,574	ITT, Inc.	534,349
13,815	Otis Worldwide Corp.	1,435,931
5,537	Westinghouse Air Brake Technologies Corp.	1,006,460
		3,469,896
	Oil, Gas & Consumable Fuels — 3.5%
12,766	ONEOK, Inc.	1,163,365
4,171	Targa Resources Corp.	617,350
		1,780,715
	Professional Services — 2.5%
2,575	CACI International, Inc., Class A (a)	1,299,242
	Retail REITs — 1.2%
3,542	Simon Property Group, Inc.	598,669
	Software — 2.9%
1,702	Microsoft Corp.	732,371
4,113	PTC, Inc. (a)	743,054
		1,475,425
	Specialty Retail — 2.8%
12,209	TJX (The) Cos., Inc.	1,435,046
	Technology Hardware, Storage & Peripherals — 1.0%
2,115	Apple, Inc.	492,795
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Trading Companies & Distributors — 1.7%
831	W.W. Grainger, Inc.	$863,251
	Total Common Stocks	51,330,170
	(Cost $43,579,643)
MONEY MARKET FUNDS — 0.1%
72,683	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (b)	72,683
	(Cost $72,683)

	Total Investments — 100.0%	51,402,853
	(Cost $43,652,326)
	Net Other Assets and Liabilities — (0.0)%	(14,126)
	Net Assets — 100.0%	$51,388,727

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of September 30, 2024.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 51,330,170	$ 51,330,170	$ —	$ —
Money Market Funds	72,683	72,683	—	—
Total Investments	$51,402,853	$51,402,853	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS — 100.0%
	Aerospace & Defense — 2.3%
8,261	Textron, Inc.	$731,759
	Banks — 9.5%
479	First Citizens BancShares, Inc., Class A	881,815
2,229	JPMorgan Chase & Co.	470,007
9,607	Popular, Inc.	963,294
13,277	Wells Fargo & Co.	750,018
		3,065,134
	Building Products — 2.7%
4,909	Owens Corning	866,537
	Capital Markets — 7.3%
661	Ameriprise Financial, Inc.	310,544
1,089	Goldman Sachs Group (The), Inc.	539,175
11,189	Jefferies Financial Group, Inc.	688,683
8,950	Stifel Financial Corp.	840,405
		2,378,807
	Chemicals — 2.5%
5,444	Westlake Corp.	818,179
	Construction & Engineering — 2.2%
10,079	API Group Corp. (a)	332,808
8,166	Fluor Corp. (a)	389,600
		722,408
	Consumer Finance — 8.6%
6,608	Capital One Financial Corp.	989,416
18,643	OneMain Holdings, Inc.	877,526
18,624	Synchrony Financial	928,965
		2,795,907
	Consumer Staples Distribution & Retail — 3.9%
835	Casey’s General Stores, Inc.	313,718
15,606	US Foods Holding Corp. (a)	959,769
		1,273,487
	Containers & Packaging — 1.2%
1,854	Packaging Corp. of America	399,352
	Electric Utilities — 2.9%
10,268	NRG Energy, Inc.	935,415
	Electrical Equipment — 1.0%
1,956	Generac Holdings, Inc. (a)	310,769
	Electronic Equipment, Instruments & Components — 2.0%
3,074	Insight Enterprises, Inc. (a)	662,109
Shares	Description	Value

	Financial Services — 4.0%
33,157	Corebridge Financial, Inc.	$966,858
1,806	Fiserv, Inc. (a)	324,448
		1,291,306
	Health Care Providers & Services — 9.9%
1,818	Cencora, Inc.	409,196
2,510	DaVita, Inc. (a)	411,464
1,969	HCA Healthcare, Inc.	800,261
1,148	McKesson Corp.	567,594
6,081	Tenet Healthcare Corp. (a)	1,010,662
		3,199,177
	Household Durables — 5.2%
51	NVR, Inc. (a)	500,402
8,314	PulteGroup, Inc.	1,193,308
		1,693,710
	Insurance — 14.7%
5,026	Aflac, Inc.	561,907
3,368	Allstate (The) Corp.	638,741
11,951	American International Group, Inc.	875,172
6,607	Arch Capital Group Ltd. (a)	739,191
4,436	Reinsurance Group of America, Inc.	966,471
4,127	Travelers (The) Cos., Inc.	966,213
		4,747,695
	Machinery — 1.0%
1,695	Westinghouse Air Brake Technologies Corp.	308,100
	Oil, Gas & Consumable Fuels — 5.2%
2,365	Diamondback Energy, Inc.	407,726
6,027	ONEOK, Inc.	549,240
52,195	Permian Resources Corp.	710,374
		1,667,340
	Professional Services — 2.7%
921	CACI International, Inc., Class A (a)	464,700
3,960	Parsons Corp. (a)	410,573
		875,273
	Real Estate Management & Development — 3.3%
3,901	Jones Lang LaSalle, Inc. (a)	1,052,529
	Specialty Retail — 3.5%
2,079	Dick’s Sporting Goods, Inc.	433,887
739	Murphy USA, Inc.	364,231
2,236	Williams-Sonoma, Inc.	346,401
		1,144,519
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Value ETF (DVLU)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods — 3.2%
3,874	Crocs, Inc. (a)	$560,994
2,406	Ralph Lauren Corp.	466,451
		1,027,445
	Trading Companies & Distributors — 1.2%
468	United Rentals, Inc.	378,954
	Total Common Stocks	32,345,911
	(Cost $28,753,360)
MONEY MARKET FUNDS — 0.0%
14,070	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (b)	14,070
	(Cost $14,070)

	Total Investments — 100.0%	32,359,981
	(Cost $28,767,430)
	Net Other Assets and Liabilities — 0.0%	2,279
	Net Assets — 100.0%	$32,362,260

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of September 30, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 32,345,911	$ 32,345,911	$ —	$ —
Money Market Funds	14,070	14,070	—	—
Total Investments	$32,359,981	$32,359,981	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust International Developed Capital Strength® ETF (FICS)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS (a) — 99.7%
	Aerospace & Defense — 5.2%
16,196	Airbus SE (EUR)	$2,365,714
171,635	BAE Systems PLC (GBP)	2,839,664
12,589	Safran S.A. (EUR)	2,958,243
		8,163,621
	Air Freight & Logistics — 2.4%
18,076	DSV A/S (DKK)	3,731,783
	Beverages — 3.3%
20,851	Carlsberg A/S, Class B (DKK)	2,483,481
78,420	Diageo PLC (GBP)	2,729,084
		5,212,565
	Biotechnology — 2.0%
15,981	CSL Ltd. (AUD)	3,162,944
	Broadline Retail — 2.0%
66,001	Wesfarmers Ltd. (AUD)	3,213,696
	Capital Markets — 2.1%
13,913	Deutsche Boerse AG (EUR)	3,263,170
	Chemicals — 2.2%
637	Givaudan S.A. (CHF)	3,492,267
	Consumer Staples Distribution & Retail — 1.8%
49,929	Alimentation Couche-Tard, Inc. (CAD)	2,760,318
	Electric Utilities — 1.9%
441,248	Origin Energy Ltd. (AUD)	3,053,609
	Electrical Equipment — 6.2%
56,339	ABB Ltd. (CHF)	3,261,118
27,147	Legrand S.A. (EUR)	3,121,595
12,438	Schneider Electric SE (EUR)	3,270,280
		9,652,993
	Entertainment — 1.6%
96,790	Universal Music Group N.V. (EUR)	2,531,936
	Financial Services — 2.3%
115,546	Investor AB, Class B (SEK)	3,555,970
	Food Products — 3.7%
241	Chocoladefabriken Lindt & Spruengli AG (CHF)	3,106,646
26,407	Nestle S.A. (CHF)	2,650,841
		5,757,487
	Hotels, Restaurants & Leisure — 4.8%
106,810	Aristocrat Leisure Ltd. (AUD)	4,327,191
100,971	Compass Group PLC (GBP)	3,231,742
		7,558,933
Shares	Description	Value

	Industrial Conglomerates — 1.9%
14,986	Siemens AG (EUR)	$3,025,058
	Insurance — 10.7%
9,848	Allianz SE (EUR)	3,233,884
11,328	Hannover Rueck SE (EUR)	3,229,366
6,246	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (EUR)	3,436,743
25,632	Swiss Re AG (CHF)	3,534,300
5,609	Zurich Insurance Group AG (CHF)	3,378,588
		16,812,881
	IT Services — 4.2%
26,558	CGI, Inc. (CAD) (b)	3,055,903
102,000	Obic Co., Ltd. (JPY)	3,581,089
		6,636,992
	Machinery — 6.2%
71,732	Alfa Laval AB (SEK)	3,443,978
142,012	Epiroc AB, Class A (SEK)	3,069,328
11,138	Schindler Holding AG (CHF)	3,263,690
		9,776,996
	Metals & Mining — 2.0%
96,495	BHP Group Ltd. (AUD)	3,066,065
	Oil, Gas & Consumable Fuels — 1.6%
38,526	TotalEnergies SE (EUR)	2,508,789
	Passenger Airlines — 1.5%
51,252	Ryanair Holdings PLC, ADR	2,315,565
	Personal Care Products — 4.1%
5,825	L’Oreal S.A. (EUR)	2,606,936
58,367	Unilever PLC (GBP)	3,776,060
		6,382,996
	Pharmaceuticals — 6.3%
139,111	GSK PLC (GBP)	2,820,458
29,405	Novartis AG (CHF)	3,375,313
11,324	Roche Holding AG (CHF)	3,620,576
		9,816,347
	Professional Services — 7.7%
94,668	Bureau Veritas S.A. (EUR)	3,138,212
154,247	Computershare Ltd. (AUD)	2,694,750
18,375	Thomson Reuters Corp. (CAD)	3,134,259
18,442	Wolters Kluwer N.V. (EUR)	3,106,000
		12,073,221
See Notes to Financial Statements

First Trust International Developed Capital Strength® ETF (FICS)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Software — 3.8%
1,034	Constellation Software, Inc. (CAD)	$3,363,969
195,036	Sage Group (The) PLC (GBP)	2,671,423
		6,035,392
	Specialty Retail — 2.2%
59,260	Industria de Diseno Textil S.A. (EUR)	3,505,400
	Trading Companies & Distributors — 3.9%
34,774	Brenntag SE (EUR)	2,592,712
74,295	Bunzl PLC (GBP)	3,510,281
		6,102,993
	Transportation Infrastructure — 2.1%
14,965	Aena SME S.A. (EUR) (c) (d)	3,291,684
	Total Common Stocks	156,461,671
	(Cost $133,945,473)
WARRANTS (a) — 0.0%
	Software — 0.0%
753	Constellation Software, Inc., expiring 8/22/2028 (CAD) (b) (e) (f) (g)	0
	(Cost $0)
MONEY MARKET FUNDS — 0.0%
94,698	Dreyfus Government Cash Management Fund, Institutional Shares - 4.80% (h)	94,698
	(Cost $94,698)

	Total Investments — 99.7%	156,556,369
	(Cost $134,040,171)
	Net Other Assets and Liabilities — 0.3%	415,556
	Net Assets — 100.0%	$156,971,925

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(f)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At September 30, 2024, securities
noted as such are valued at $0 or 0.0% of net assets.

(g)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(h)	Rate shown reflects yield as of September 30, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
SEK	– Swedish Krona
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
EUR	32.7%
CHF	18.9
GBP	13.8
AUD	12.5
CAD	7.9
SEK	6.4
DKK	4.0
JPY	2.3
USD	1.5
Total	100.0%
See Notes to Financial Statements

First Trust International Developed Capital Strength® ETF (FICS)
Portfolio of Investments (Continued)
September 30, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 156,461,671	$ 156,461,671	$ —	$ —
Warrants*	—**	—	—	—**
Money Market Funds	94,698	94,698	—	—
Total Investments	$156,556,369	$156,556,369	$—	$—**

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
September 30, 2024

	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)
ASSETS:
Investments, at value - Unaffiliated	$2,874,037,715	$350,959,796	$82,159,926
Investments, at value - Affiliated	—	87,577,276	—
Total investments, at value	2,874,037,715	438,537,072	82,159,926
Cash	—	—	—
Foreign currency, at value	—	—	56,224
Due from broker	—	—	—
Due from authorized participant	—	—	—
Receivables:
Dividends	3,793,051	1,134,118	385,646
Reclaims	491,203	—	318,659
Investment securities sold	—	—	2,623,248
Interest	—	35,720	—
Capital shares sold	—	1,658,636	—
Securities lending income	—	—	—
Total Assets	2,878,321,969	441,365,546	85,543,703

LIABILITIES:
Options contracts written, at value	—	—	—
Due to custodian	—	—	1,587
Due to custodian foreign currency	—	—	—
Due to authorized participant	—	—	—
Payables:
Investment advisory fees	1,153,737	172,741	40,080
Investment securities purchased	—	1,654,351	2,630,834
Deferred foreign capital gains tax	—	—	—
Collateral for securities on loan	—	—	—
Total Liabilities	1,153,737	1,827,092	2,672,501
NET ASSETS	$2,877,168,232	$439,538,454	$82,871,202

NET ASSETS consist of:
Paid-in capital	$2,424,189,175	$656,303,190	$85,869,569
Par value	358,550	265,000	47,000
Accumulated distributable earnings (loss)	452,620,507	(217,029,736)	(3,045,367)
NET ASSETS	$2,877,168,232	$439,538,454	$82,871,202
NET ASSET VALUE, per share	$80.24	$16.59	$17.63
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	35,855,000	26,500,002	4,700,002
Investments, at cost - Unaffiliated	$2,134,683,688	$306,565,830	$73,633,679
Investments, at cost - Affiliated	$—	$97,830,116	$—
Total investments, at cost	$2,134,683,688	$404,395,946	$73,633,679
Foreign currency, at cost (proceeds)	$—	$—	$56,236
Premiums received on options contracts written	$—	$—	$—
Securities on loan, at value	$—	$—	$—
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)	First Trust Nasdaq BuyWrite Income ETF (FTQI)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)

$944,065,576	$462,365,721	$12,084,290,937	$4,550,820	$60,618,329	$1,693,137,066
—	—	—	3,773,928,026	—	—
944,065,576	462,365,721	12,084,290,937	3,778,478,846	60,618,329	1,693,137,066
1,147,663	624,033	—	—	—	—
—	2,747	—	—	—	—
53,605	43,046	—	—	—	—
—	—	—	—	—	—

1,246,942	118,178	11,702,426	7,824	71,160	396,394
8,218	3,331	—	—	—	—
—	—	—	—	—	—
—	1,053	—	—	—	—
3,448,326	—	11,839,816	—	—	14,913,174
—	—	—	—	—	—
949,970,330	463,158,109	12,107,833,179	3,778,486,670	60,689,489	1,708,446,634

15,471,780	9,628,650	—	—	—	—
—	—	—	—	—	—
1	—	—	—	—	—
—	—	—	—	—	—

542,435	266,854	4,593,302	894,204	28,223	894,782
3,501,086	—	11,827,410	—	—	14,906,484
—	—	—	—	—	—
—	—	—	—	—	—
19,515,302	9,895,504	16,420,712	894,204	28,223	15,801,266
$930,455,028	$453,262,605	$12,091,412,467	$3,777,592,466	$60,661,266	$1,692,645,368

$843,576,225	$410,390,610	$11,017,886,621	$3,526,481,934	$81,100,639	$1,604,847,831
404,742	221,500	2,042,500	649,000	16,500	227,000
86,474,061	42,650,495	1,071,483,346	250,461,532	(20,455,873)	87,570,537
$930,455,028	$453,262,605	$12,091,412,467	$3,777,592,466	$60,661,266	$1,692,645,368
$22.99	$20.46	$59.20	$58.21	$36.76	$74.57
40,474,201	22,150,002	204,250,002	64,900,002	1,650,002	22,700,002
$762,744,785	$383,051,498	$10,107,837,422	$4,550,820	$53,432,956	$1,488,669,715
$—	$—	$—	$2,797,598,677	$—	$—
$762,744,785	$383,051,498	$10,107,837,422	$2,802,149,497	$53,432,956	$1,488,669,715
$(1)	$2,747	$—	$—	$—	$—
$8,873,735	$7,454,812	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities (Continued)
September 30, 2024

	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
ASSETS:
Investments, at value - Unaffiliated	$325,288	$91,901	$6,117,688,145
Investments, at value - Affiliated	198,554,495	154,383,906	—
Total investments, at value	198,879,783	154,475,807	6,117,688,145
Cash	—	—	—
Foreign currency, at value	—	—	—
Due from broker	—	—	—
Due from authorized participant	—	—	—
Receivables:
Dividends	542	484	7,168,714
Reclaims	—	—	—
Investment securities sold	—	—	—
Interest	—	—	—
Capital shares sold	—	—	7,273,042
Securities lending income	—	—	—
Total Assets	198,880,325	154,476,291	6,132,129,901

LIABILITIES:
Options contracts written, at value	—	—	—
Due to custodian	—	—	—
Due to custodian foreign currency	—	—	—
Due to authorized participant	—	—	—
Payables:
Investment advisory fees	48,013	37,153	2,799,712
Investment securities purchased	—	—	7,246,689
Deferred foreign capital gains tax	—	—	—
Collateral for securities on loan	—	—	—
Total Liabilities	48,013	37,153	10,046,401
NET ASSETS	$198,832,312	$154,439,138	$6,122,083,500

NET ASSETS consist of:
Paid-in capital	$328,556,019	$229,073,391	$5,583,846,949
Par value	94,500	43,000	1,683,500
Accumulated distributable earnings (loss)	(129,818,207)	(74,677,253)	536,553,051
NET ASSETS	$198,832,312	$154,439,138	$6,122,083,500
NET ASSET VALUE, per share	$21.04	$35.92	$36.37
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	9,450,002	4,300,002	168,350,002
Investments, at cost - Unaffiliated	$325,288	$91,901	$5,409,957,439
Investments, at cost - Affiliated	$164,210,334	$135,741,978	$—
Total investments, at cost	$164,535,622	$135,833,879	$5,409,957,439
Foreign currency, at cost (proceeds)	$—	$—	$—
Premiums received on options contracts written	$—	$—	$—
Securities on loan, at value	$—	$—	$—
See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)	First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)	First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust International Developed Capital Strength® ETF (FICS)

$107,291,995	$483,763,373	$51,402,853	$32,359,981	$156,556,369
—	—	—	—	—
107,291,995	483,763,373	51,402,853	32,359,981	156,556,369
22,388	—	4	—	—
6,173	—	—	—	400
—	—	—	—	—
228,984	—	—	—	—

93,176	347,353	10,395	17,845	276,104
271,740	137,189	—	—	222,368
322,252	444,432	—	—	5,307
—	—	—	—	—
1,806	—	—	—	—
249	87,570	—	—	—
108,238,763	484,779,917	51,413,252	32,377,826	157,060,548

—	—	—	—	—
—	—	—	—	—
—	444,104	—	—	—
322,252	—	—	—	—

55,285	235,023	24,525	15,566	88,623
228,984	—	—	—	—
81,353	—	—	—	—
1,030,839	30,433,831	—	—	—
1,718,713	31,112,958	24,525	15,566	88,623
$106,520,050	$453,666,959	$51,388,727	$32,362,260	$156,971,925

$101,735,937	$556,711,703	$70,484,539	$41,847,798	$142,769,680
22,500	103,500	15,500	10,500	42,000
4,761,613	(103,148,244)	(19,111,312)	(9,496,038)	14,160,245
$106,520,050	$453,666,959	$51,388,727	$32,362,260	$156,971,925
$47.34	$43.83	$33.15	$30.82	$37.37
2,250,002	10,350,002	1,550,002	1,050,002	4,200,002
$95,804,477	$486,040,677	$43,652,326	$28,767,430	$134,040,171
$—	$—	$—	$—	$—
$95,804,477	$486,040,677	$43,652,326	$28,767,430	$134,040,171
$6,184	$(445,921)	$—	$—	$394
$—	$—	$—	$—	$—
$998,463	$28,821,522	$—	$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended September 30, 2024

	First Trust NASDAQ Technology Dividend Index Fund (TDIV)	Multi-Asset Diversified Income Index Fund (MDIV)	First Trust S&P International Dividend Aristocrats ETF (FID)
INVESTMENT INCOME:
Dividends - Unaffiliated	$57,911,759	$18,003,501	$4,014,374
Dividends - Affiliated	—	5,415,181	—
Securities lending income (net of fees)	—	—	—
Foreign withholding tax	(1,949,338)	—	(480,480)
Total investment income	55,962,421	23,418,682	3,533,894

EXPENSES:
Investment advisory fees	11,979,903	2,558,573	456,412
Other expenses	—	—	—
Total expenses	11,979,903	2,558,573	456,412
Less fees waived by the investment advisor	—	(509,919)	—
Net expenses	11,979,903	2,048,654	456,412
NET INVESTMENT INCOME (LOSS)	43,982,518	21,370,028	3,077,482

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(37,257,337)	12,470,809	(2,598,096)
Investments - Affiliated	—	(1,262,556)	—
In-kind redemptions - Unaffiliated	354,142,941	7,903,824	877,753
In-kind redemptions - Affiliated	—	145,938	—
Written options contracts	—	—	—
Foreign currency transactions	6,502	—	(72,444)
Foreign capital gains tax	—	—	—
Net realized gain (loss)	316,892,106	19,258,015	(1,792,787)
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	523,570,007	34,393,437	16,214,271
Investments - Affiliated	—	6,826,155	—
Written options contracts	—	—	—
Foreign currency translation	519	—	16,518
Deferred foreign capital gains tax	—	—	—
Net change in unrealized appreciation (depreciation)	523,570,526	41,219,592	16,230,789
NET REALIZED AND UNREALIZED GAIN (LOSS)	840,462,632	60,477,607	14,438,002
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$884,445,150	$81,847,635	$17,515,484
See Notes to Financial Statements

First Trust BuyWrite Income ETF (FTHI)	First Trust Nasdaq BuyWrite Income ETF (FTQI)	First Trust Rising Dividend Achievers ETF (RDVY)	First Trust Dorsey Wright Focus 5 ETF (FV)	First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)	First Trust RBA American Industrial Renaissance® ETF (AIRR)

$11,067,048	$2,846,669	$237,511,425	$55,015	$1,562,367	$8,336,077
—	—	—	16,160,404	—	—
—	—	—	—	—	151
(148,197)	(10,150)	(378,362)	—	(3,176)	—
10,918,851	2,836,519	237,133,063	16,215,419	1,559,191	8,336,228

4,197,602	1,938,310	47,745,601	10,476,080	282,408	6,498,611
—	—	—	—	—	—
4,197,602	1,938,310	47,745,601	10,476,080	282,408	6,498,611
—	—	—	—	—	—
4,197,602	1,938,310	47,745,601	10,476,080	282,408	6,498,611
6,721,249	898,209	189,387,462	5,739,339	1,276,783	1,837,617

(16,733,673)	(7,785,135)	(72,504,229)	—	3,330,123	(73,226,121)
—	—	—	(74,638)	—	—
4,554,450	13	666,907,894	—	2,021,944	214,962,107
—	—	—	45,450,670	—	—
(41,397,554)	(19,736,281)	—	—	—	—
(1,115)	3	—	—	—	—
—	—	—	—	—	—
(53,577,892)	(27,521,400)	594,403,665	45,376,032	5,352,067	141,735,986

165,064,346	74,741,880	1,871,550,758	—	7,631,400	174,920,365
—	—	—	877,521,933	—	—
(8,570,570)	(2,713,551)	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
156,493,776	72,028,329	1,871,550,758	877,521,933	7,631,400	174,920,365
102,915,884	44,506,929	2,465,954,423	922,897,965	12,983,467	316,656,351
$109,637,133	$45,405,138	$2,655,341,885	$928,637,304	$14,260,250	$318,493,968
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations (Continued)
For the Year Ended September 30, 2024

	First Trust Dorsey Wright International Focus 5 ETF (IFV)	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)	First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
INVESTMENT INCOME:
Dividends - Unaffiliated	$3,341	$2,173	$94,799,231
Dividends - Affiliated	4,830,609	2,985,553	—
Securities lending income (net of fees)	—	—	—
Foreign withholding tax	—	—	(345,917)
Total investment income	4,833,950	2,987,726	94,453,314

EXPENSES:
Investment advisory fees	576,251	503,664	21,697,061
Other expenses	—	—	—
Total expenses	576,251	503,664	21,697,061
Less fees waived by the investment advisor	—	—	—
Net expenses	576,251	503,664	21,697,061
NET INVESTMENT INCOME (LOSS)	4,257,699	2,484,062	72,756,253

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	—	—	(103,199,871)
Investments - Affiliated	(4,281,095)	(7,356,972)	—
In-kind redemptions - Unaffiliated	—	—	241,922,464
In-kind redemptions - Affiliated	7,329,322	7,268,038	—
Written options contracts	—	—	—
Foreign currency transactions	—	—	—
Foreign capital gains tax	—	—	—
Net realized gain (loss)	3,048,227	(88,934)	138,722,593
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	—	—	680,848,199
Investments - Affiliated	26,797,044	22,490,384	—
Written options contracts	—	—	—
Foreign currency translation	—	—	—
Deferred foreign capital gains tax	—	—	—
Net change in unrealized appreciation (depreciation)	26,797,044	22,490,384	680,848,199
NET REALIZED AND UNREALIZED GAIN (LOSS)	29,845,271	22,401,450	819,570,792
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,102,970	$24,885,512	$892,327,045
See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)	First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)	First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)	First Trust Dorsey Wright Momentum & Value ETF (DVLU)	First Trust International Developed Capital Strength® ETF (FICS)

$3,400,463	$3,620,959	$619,727	$497,125	$2,666,005
—	—	—	—	—
7,247	1,251,058	—	—	—
(227,415)	(359,601)	—	(1,669)	(253,480)
3,180,295	4,512,416	619,727	495,456	2,412,525

662,605	3,165,770	290,503	159,138	726,757
32	—	—	—	—
662,637	3,165,770	290,503	159,138	726,757
—	—	—	—	—
662,637	3,165,770	290,503	159,138	726,757
2,517,658	1,346,646	329,224	336,318	1,685,768

451,177	(36,226,669)	(1,189,849)	(1,071,185)	(5,663,745)
—	—	—	—	—
5,246,737	44,928,664	5,899,139	5,540,431	3,571,664
—	—	—	—	—
—	—	—	—	—
(458)	15,616	—	—	(9,392)
(24,496)	—	—	—	—
5,672,960	8,717,611	4,709,290	4,469,246	(2,101,473)

19,490,670	21,404,149	8,736,893	3,023,324	24,862,304
—	—	—	—	—
—	—	—	—	—
15,260	6,391	—	—	22,330
(49,020)	—	—	—	—
19,456,910	21,410,540	8,736,893	3,023,324	24,884,634
25,129,870	30,128,151	13,446,183	7,492,570	22,783,161
$27,647,528	$31,474,797	$13,775,407	$7,828,888	$24,468,929
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets

	First Trust NASDAQ Technology Dividend Index Fund (TDIV)		Multi-Asset Diversified Income Index Fund (MDIV)
	Year Ended 9/30/2024	Year Ended 9/30/2023	Year Ended 9/30/2024	Year Ended 9/30/2023
OPERATIONS:
Net investment income (loss)	$43,982,518	$35,200,312	$21,370,028	$22,824,166
Net realized gain (loss)	316,892,106	7,747,892	19,258,015	(27,278,740)
Net change in unrealized appreciation (depreciation)	523,570,526	390,553,941	41,219,592	38,134,708
Net increase (decrease) in net assets resulting from operations	884,445,150	433,502,145	81,847,635	33,680,134

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(44,002,035)	(35,705,702)	(28,022,932)	(21,473,782)
Return of capital	—	—	—	(6,890,270)
Total distributions to shareholders	(44,002,035)	(35,705,702)	(28,022,932)	(28,364,052)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,029,139,551	225,058,215	35,920,855	40,866,513
Cost of shares redeemed	(932,583,064)	(113,296,985)	(63,490,799)	(78,999,844)
Net increase (decrease) in net assets resulting from shareholder transactions	96,556,487	111,761,230	(27,569,944)	(38,133,331)
Total increase (decrease) in net assets	936,999,602	509,557,673	26,254,759	(32,817,249)

NET ASSETS:
Beginning of period	1,940,168,630	1,430,610,957	413,283,695	446,100,944
End of period	$2,877,168,232	$1,940,168,630	$439,538,454	$413,283,695

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	34,605,000	32,805,000	28,300,002	30,950,002
Shares sold	13,950,000	4,100,000	2,300,000	2,700,000
Shares redeemed	(12,700,000)	(2,300,000)	(4,100,000)	(5,350,000)
Shares outstanding, end of period	35,855,000	34,605,000	26,500,002	28,300,002
See Notes to Financial Statements

First Trust S&P International Dividend Aristocrats ETF (FID)		First Trust BuyWrite Income ETF (FTHI)		First Trust Nasdaq BuyWrite Income ETF (FTQI)
Year Ended 9/30/2024	Year Ended 9/30/2023	Year Ended 9/30/2024	Year Ended 9/30/2023	Year Ended 9/30/2024	Year Ended 9/30/2023

$3,077,482	$3,347,235	$6,721,249	$1,934,717	$898,209	$95,032
(1,792,787)	(3,100,806)	(53,577,892)	(4,833,759)	(27,521,400)	(3,005,262)
16,230,789	3,318,292	156,493,776	25,249,254	72,028,329	7,284,584
17,515,484	3,564,721	109,637,133	22,350,212	45,405,138	4,374,354

(3,237,346)	(3,078,891)	(6,887,459)	(4,208,848)	(1,190,657)	(106,102)
—	—	(43,515,988)	(9,900,138)	(30,278,448)	(4,740,102)
(3,237,346)	(3,078,891)	(50,403,447)	(14,108,986)	(31,469,105)	(4,846,204)

6,267,173	44,354,700	625,273,778	205,190,999	356,573,527	72,920,357
(9,489,100)	(16,937,057)	(18,095,938)	(38,915,611)	—	(8,583,024)
(3,221,927)	27,417,643	607,177,840	166,275,388	356,573,527	64,337,333
11,056,211	27,903,473	666,411,526	174,516,614	370,509,560	63,865,483

71,814,991	43,911,518	264,043,502	89,526,888	82,753,045	18,887,562
$82,871,202	$71,814,991	$930,455,028	$264,043,502	$453,262,605	$82,753,045

4,900,002	3,200,002	12,974,201	4,874,201	4,400,002	1,050,002
400,000	2,800,000	28,350,000	10,100,000	17,750,000	3,800,000
(600,000)	(1,100,000)	(850,000)	(2,000,000)	—	(450,000)
4,700,002	4,900,002	40,474,201	12,974,201	22,150,002	4,400,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)

	First Trust Rising Dividend Achievers ETF (RDVY)		First Trust Dorsey Wright Focus 5 ETF (FV)
	Year Ended 9/30/2024	Year Ended 9/30/2023	Year Ended 9/30/2024	Year Ended 9/30/2023
OPERATIONS:
Net investment income (loss)	$189,387,462	$188,825,570	$5,739,339	$28,057,812
Net realized gain (loss)	594,403,665	(517,583,603)	45,376,032	(118,263,470)
Net change in unrealized appreciation (depreciation)	1,871,550,758	1,805,010,659	877,521,933	297,768,843
Net increase (decrease) in net assets resulting from operations	2,655,341,885	1,476,252,626	928,637,304	207,563,185

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(192,223,542)	(193,640,157)	(5,963,670)	(29,745,841)
Return of capital	—	—	—	—
Total distributions to shareholders	(192,223,542)	(193,640,157)	(5,963,670)	(29,745,841)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	4,743,005,656	437,693,674	117,865,997	658,768,117
Cost of shares redeemed	(3,045,340,247)	(1,080,452,207)	(363,011,563)	(329,326,453)
Net increase (decrease) in net assets resulting from shareholder transactions	1,697,665,409	(642,758,533)	(245,145,566)	329,441,664
Total increase (decrease) in net assets	4,160,783,752	639,853,936	677,528,068	507,259,008

NET ASSETS:
Beginning of period	7,930,628,715	7,290,774,779	3,100,064,398	2,592,805,390
End of period	$12,091,412,467	$7,930,628,715	$3,777,592,466	$3,100,064,398

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	172,650,002	187,750,002	70,100,002	63,100,002
Shares sold	88,100,000	9,300,000	2,250,000	14,200,000
Shares redeemed	(56,500,000)	(24,400,000)	(7,450,000)	(7,200,000)
Shares outstanding, end of period	204,250,002	172,650,002	64,900,002	70,100,002
See Notes to Financial Statements

First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)		First Trust RBA American Industrial Renaissance® ETF (AIRR)		First Trust Dorsey Wright International Focus 5 ETF (IFV)
Year Ended 9/30/2024	Year Ended 9/30/2023	Year Ended 9/30/2024	Year Ended 9/30/2023	Year Ended 9/30/2024	Year Ended 9/30/2023

$1,276,783	$2,092,458	$1,837,617	$942,271	$4,257,699	$6,825,360
5,352,067	(6,617,988)	141,735,986	12,312,410	3,048,227	(11,186,050)
7,631,400	10,209,188	174,920,365	49,012,006	26,797,044	29,745,198
14,260,250	5,683,658	318,493,968	62,266,687	34,102,970	25,384,508

(1,311,947)	(2,121,472)	(2,130,376)	(896,140)	(4,261,106)	(6,859,251)
—	—	—	—	—	—
(1,311,947)	(2,121,472)	(2,130,376)	(896,140)	(4,261,106)	(6,859,251)

22,343,436	1,359,887	1,433,118,700	371,134,882	27,914,399	117,506,514
(16,288,975)	(30,363,762)	(554,584,830)	(104,741,740)	(88,721,348)	(45,445,897)
6,054,461	(29,003,875)	878,533,870	266,393,142	(60,806,949)	72,060,617
19,002,764	(25,441,689)	1,194,897,462	327,763,689	(30,965,085)	90,585,874

41,658,502	67,100,191	497,747,906	169,984,217	229,797,397	139,211,523
$60,661,266	$41,658,502	$1,692,645,368	$497,747,906	$198,832,312	$229,797,397

1,500,002	2,500,002	9,650,002	4,450,002	12,900,002	8,650,002
650,000	50,000	21,300,000	7,300,000	1,500,000	6,800,000
(500,000)	(1,050,000)	(8,250,000)	(2,100,000)	(4,950,000)	(2,550,000)
1,650,002	1,500,002	22,700,002	9,650,002	9,450,002	12,900,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)

	First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)		First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
	Year Ended 9/30/2024	Year Ended 9/30/2023	Year Ended 9/30/2024	Year Ended 9/30/2023
OPERATIONS:
Net investment income (loss)	$2,484,062	$4,766,990	$72,756,253	$28,179,897
Net realized gain (loss)	(88,934)	(21,181,368)	138,722,593	(39,629,203)
Net change in unrealized appreciation (depreciation)	22,490,384	5,052,994	680,848,199	213,773,113
Net increase (decrease) in net assets resulting from operations	24,885,512	(11,361,384)	892,327,045	202,323,807

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,486,081)	(4,966,541)	(68,669,012)	(27,281,896)
Return of capital	—	—	—	—
Total distributions to shareholders	(2,486,081)	(4,966,541)	(68,669,012)	(27,281,896)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	15,805,451	80,270,366	5,265,289,231	645,830,986
Cost of shares redeemed	(87,164,707)	(91,023,149)	(1,435,816,272)	(171,541,592)
Net increase (decrease) in net assets resulting from shareholder transactions	(71,359,256)	(10,752,783)	3,829,472,959	474,289,394
Total increase (decrease) in net assets	(48,959,825)	(27,080,708)	4,653,130,992	649,331,305

NET ASSETS:
Beginning of period	203,398,963	230,479,671	1,468,952,508	819,621,203
End of period	$154,439,138	$203,398,963	$6,122,083,500	$1,468,952,508

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	6,500,002	6,900,002	52,050,002	35,500,002
Shares sold	500,000	2,300,000	159,650,000	22,900,000
Shares redeemed	(2,700,000)	(2,700,000)	(43,350,000)	(6,350,000)
Shares outstanding, end of period	4,300,002	6,500,002	168,350,002	52,050,002
See Notes to Financial Statements

First Trust Indxx Innovative Transaction & Process ETF (LEGR)		First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)		First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
Year Ended 9/30/2024	Year Ended 9/30/2023	Year Ended 9/30/2024	Year Ended 9/30/2023	Year Ended 9/30/2024	Year Ended 9/30/2023

$2,517,658	$2,823,587	$1,346,646	$884,701	$329,224	$871,945
5,672,960	5,439,226	8,717,611	(32,690,215)	4,709,290	(3,964,124)
19,456,910	17,573,177	21,410,540	47,788,476	8,736,893	8,283,960
27,647,528	25,835,990	31,474,797	15,982,962	13,775,407	5,191,781

(2,543,302)	(2,708,392)	(1,354,840)	(868,220)	(406,865)	(908,946)
—	—	—	—	—	—
(2,543,302)	(2,708,392)	(1,354,840)	(868,220)	(406,865)	(908,946)

6,909,663	12,297,456	190,788,005	272,775,582	32,929,216	11,615,598
(19,836,939)	(41,211,683)	(183,516,817)	(44,862,384)	(52,313,744)	(39,947,281)
(12,927,276)	(28,914,227)	7,271,188	227,913,198	(19,384,528)	(28,331,683)
12,176,950	(5,786,629)	37,391,145	243,027,940	(6,015,986)	(24,048,848)

94,343,100	100,129,729	416,275,814	173,247,874	57,404,713	81,453,561
$106,520,050	$94,343,100	$453,666,959	$416,275,814	$51,388,727	$57,404,713

2,550,002	3,300,002	10,300,002	5,150,002	2,300,002	3,400,002
150,000	350,000	4,350,000	6,200,000	1,100,000	450,000
(450,000)	(1,100,000)	(4,300,000)	(1,050,000)	(1,850,000)	(1,550,000)
2,250,002	2,550,002	10,350,002	10,300,002	1,550,002	2,300,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)

	First Trust Dorsey Wright Momentum & Value ETF (DVLU)		First Trust International Developed Capital Strength® ETF (FICS)
	Year Ended 9/30/2024	Year Ended 9/30/2023	Year Ended 9/30/2024	Year Ended 9/30/2023
OPERATIONS:
Net investment income (loss)	$336,318	$380,340	$1,685,768	$658,890
Net realized gain (loss)	4,469,246	(48,956)	(2,101,473)	(1,734,389)
Net change in unrealized appreciation (depreciation)	3,023,324	2,437,242	24,884,634	3,315,654
Net increase (decrease) in net assets resulting from operations	7,828,888	2,768,626	24,468,929	2,240,155

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(302,515)	(381,866)	(1,977,261)	(622,101)
Return of capital	—	—	—	—
Total distributions to shareholders	(302,515)	(381,866)	(1,977,261)	(622,101)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	31,085,181	4,574,083	91,759,759	49,570,405
Cost of shares redeemed	(26,796,190)	(5,783,162)	(26,509,703)	(1,354,127)
Net increase (decrease) in net assets resulting from shareholder transactions	4,288,991	(1,209,079)	65,250,056	48,216,278
Total increase (decrease) in net assets	11,815,364	1,177,681	87,741,724	49,834,332

NET ASSETS:
Beginning of period	20,546,896	19,369,215	69,230,201	19,395,869
End of period	$32,362,260	$20,546,896	$156,971,925	$69,230,201

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	900,002	950,002	2,300,002	750,002
Shares sold	1,100,000	200,000	2,700,000	1,600,000
Shares redeemed	(950,000)	(250,000)	(800,000)	(50,000)
Shares outstanding, end of period	1,050,002	900,002	4,200,002	2,300,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust NASDAQ Technology Dividend Index Fund (TDIV)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$56.07	$43.61	$56.42	$43.84	$40.09
Income from investment operations:
Net investment income (loss)	1.26 (a)	1.07 (a)	1.24	1.10	0.93
Net realized and unrealized gain (loss)	24.16	12.47	(12.83)	12.55	3.77
Total from investment operations	25.42	13.54	(11.59)	13.65	4.70
Distributions paid to shareholders from:
Net investment income	(1.25)	(1.08)	(1.22)	(1.07)	(0.95)
Net asset value, end of period	$80.24	$56.07	$43.61	$56.42	$43.84
Total return (b)	45.65%	31.22%	(20.93)%	31.29%	11.91%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,877,168	$1,940,169	$1,430,611	$1,613,767	$1,245,277
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	1.83%	2.02%	2.26%	2.08%	2.28%
Portfolio turnover rate (c)	36%	43%	36%	38%	49%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Multi-Asset Diversified Income Index Fund (MDIV)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$14.60	$14.41	$16.35	$13.52	$18.43
Income from investment operations:
Net investment income (loss)	0.78 (a)	0.77 (a)	0.72	0.49	0.57
Net realized and unrealized gain (loss)	2.24	0.38	(1.67)	3.18	(4.52)
Total from investment operations	3.02	1.15	(0.95)	3.67	(3.95)
Distributions paid to shareholders from:
Net investment income	(1.03)	(0.73)	(0.97)	(0.64)	(0.79)
Return of capital	—	(0.23)	(0.02)	(0.20)	(0.17)
Total distributions	(1.03)	(0.96)	(0.99)	(0.84)	(0.96)
Net asset value, end of period	$16.59	$14.60	$14.41	$16.35	$13.52
Total return (b)	21.26%	8.05%	(6.25)%	27.50%	(21.89)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$439,538	$413,284	$446,101	$470,203	$440,726
Ratio of total expenses to average net assets (c)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net expenses to average net assets (c)	0.48%	0.48%	0.48%	0.48%	0.47%
Ratio of net investment income (loss) to average net assets (c)	5.01%	5.16%	4.40%	3.03%	3.86%
Portfolio turnover rate (d)	73%	76%	85%	100%	106%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S&P International Dividend Aristocrats ETF (FID)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$14.66	$13.72	$17.56	$14.15	$17.11
Income from investment operations:
Net investment income (loss)	0.64 (a)	0.75 (a)	0.71	0.62	0.64
Net realized and unrealized gain (loss)	3.02	0.86	(3.85)	3.43	(2.93)
Total from investment operations	3.66	1.61	(3.14)	4.05	(2.29)
Distributions paid to shareholders from:
Net investment income	(0.69)	(0.67)	(0.70)	(0.64)	(0.67)
Net asset value, end of period	$17.63	$14.66	$13.72	$17.56	$14.15
Total return (b)	25.48%	11.60%	(18.39)%	28.79%	(13.62)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$82,871	$71,815	$43,912	$42,139	$18,390
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.05%	4.84%	4.39%	4.10%	4.03%
Portfolio turnover rate (c)	57%	63%	47%	57%	81%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust BuyWrite Income ETF (FTHI)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$20.35	$18.37	$21.42	$19.12	$22.43
Income from investment operations:
Net investment income (loss)	0.27 (a)	0.25 (a)	0.17 (a)	0.12	0.23
Net realized and unrealized gain (loss)	4.31	3.50	(1.64)	3.14	(2.58)
Total from investment operations	4.58	3.75	(1.47)	3.26	(2.35)
Distributions paid to shareholders from:
Net investment income	(0.27)	(0.53)	(1.58)	(0.96)	(0.23)
Return of capital	(1.67)	(1.24)	—	—	(0.73)
Total distributions	(1.94)	(1.77)	(1.58)	(0.96)	(0.96)
Net asset value, end of period	$22.99	$20.35	$18.37	$21.42	$19.12
Total return (b)	23.40%	20.82%	(7.60)%	17.31%	(10.63)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$930,455	$264,044	$89,527	$46,575	$59,733
Ratio of total expenses to average net assets	0.76%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	1.22%	1.23%	0.81%	1.29%	1.10%
Portfolio turnover rate (c)	44%	98%	90% (d)	199%	210%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)	The variation in the portfolio turnover rate is due to lower than expected portfolio rebalancing, which was impacted by high levels of equity volatility and a downtrend in the U.S. equity markets.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq BuyWrite Income ETF (FTQI)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$18.81	$17.99	$21.17	$19.23	$22.30
Income from investment operations:
Net investment income (loss)	0.07 (a)	0.05 (a)	0.06 (a)	0.34	0.21
Net realized and unrealized gain (loss)	3.96	3.02	(1.83)	2.26	(2.62)
Total from investment operations	4.03	3.07	(1.77)	2.60	(2.41)
Distributions paid to shareholders from:
Net investment income	(0.09)	(0.05)	(0.99)	(0.66)	(0.21)
Return of capital	(2.29)	(2.20)	(0.42)	—	(0.45)
Total distributions	(2.38)	(2.25)	(1.41)	(0.66)	(0.66)
Net asset value, end of period	$20.46	$18.81	$17.99	$21.17	$19.23
Total return (b)	22.45%	17.53%	(9.00)%	13.66%	(10.98)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$453,263	$82,753	$18,888	$9,527	$4,807
Ratio of total expenses to average net assets	0.76%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	0.35%	0.24%	0.27%	1.16%	0.96%
Portfolio turnover rate (c)	58%	99%	107% (d)	182%	207%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective May 11, 2022, which resulted in fewer portfolio transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Rising Dividend Achievers ETF (RDVY)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$45.93	$38.83	$47.47	$32.67	$31.82
Income from investment operations:
Net investment income (loss)	1.01 (a)	1.08 (a)	0.82	0.59	0.58
Net realized and unrealized gain (loss)	13.28	7.13	(8.70)	14.79	0.86
Total from investment operations	14.29	8.21	(7.88)	15.38	1.44
Distributions paid to shareholders from:
Net investment income	(1.02)	(1.11)	(0.76)	(0.58)	(0.59)
Net asset value, end of period	$59.20	$45.93	$38.83	$47.47	$32.67
Total return (b)	31.31%	21.22%	(16.76)%	47.21%	4.61%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$12,091,412	$7,930,629	$7,290,775	$5,739,655	$1,292,097
Ratio of total expenses to average net assets	0.48%	0.49%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	1.91%	2.36%	1.85%	1.43%	1.89%
Portfolio turnover rate (c)	57%	57%	59%	45%	62%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Focus 5 ETF (FV)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$44.22	$41.09	$45.78	$34.10	$29.63
Income from investment operations:
Net investment income (loss)	0.09 (a)	0.41 (a)	0.46	0.02	0.09
Net realized and unrealized gain (loss)	13.99	3.15	(4.71)	11.68	4.49
Total from investment operations	14.08	3.56	(4.25)	11.70	4.58
Distributions paid to shareholders from:
Net investment income	(0.09)	(0.43)	(0.44)	(0.02)	(0.11)
Net asset value, end of period	$58.21	$44.22	$41.09	$45.78	$34.10
Total return (b)	31.86%	8.63%	(9.32)%	34.31%	15.50%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,777,592	$3,100,064	$2,592,805	$2,694,187	$2,047,492
Ratio of total expenses to average net assets (c)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets (c)	0.16%	0.88%	1.01%	0.04%	0.30%
Portfolio turnover rate (d)	0%	103%	81%	20%	72%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$27.77	$26.84	$31.09	$21.06	$26.07
Income from investment operations:
Net investment income (loss)	0.87 (a)	1.08 (a)	0.88	0.73	0.68
Net realized and unrealized gain (loss)	9.02	0.93	(4.22)	10.01	(4.95)
Total from investment operations	9.89	2.01	(3.34)	10.74	(4.27)
Distributions paid to shareholders from:
Net investment income	(0.90)	(1.08)	(0.91)	(0.71)	(0.74)
Net asset value, end of period	$36.76	$27.77	$26.84	$31.09	$21.06
Total return (b)	36.01%	7.48%	(11.08)%	51.29%	(16.49)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$60,661	$41,659	$67,100	$38,863	$29,484
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.71%	3.75%	3.00%	2.54%	2.81%
Portfolio turnover rate (c)	173%	197%	172%	186%	193%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RBA American Industrial Renaissance® ETF (AIRR)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$51.58	$38.20	$40.84	$25.68	$26.76
Income from investment operations:
Net investment income (loss)	0.13 (a)	0.15 (a)	0.04	0.03	(0.03)
Net realized and unrealized gain (loss)	22.99	13.37	(2.66)	15.16	(0.98)
Total from investment operations	23.12	13.52	(2.62)	15.19	(1.01)
Distributions paid to shareholders from:
Net investment income	(0.13)	(0.14)	(0.02)	(0.03)	(0.07)
Net asset value, end of period	$74.57	$51.58	$38.20	$40.84	$25.68
Total return (b)	44.86%	35.41%	(6.41)%	59.15%	(3.81)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,692,645	$497,748	$169,984	$220,549	$47,513
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	0.20%	0.30%	0.10%	0.07%	(0.18)%
Portfolio turnover rate (c)	75%	48%	37%	35%	45%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright International Focus 5 ETF (IFV)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$17.81	$16.09	$22.74	$18.83	$19.07
Income from investment operations:
Net investment income (loss)	0.43 (a)	0.58 (a)	0.64	0.20	0.56
Net realized and unrealized gain (loss)	3.23	1.67	(6.66)	3.93	(0.23)
Total from investment operations	3.66	2.25	(6.02)	4.13	0.33
Distributions paid to shareholders from:
Net investment income	(0.43)	(0.53)	(0.63)	(0.22)	(0.57)
Net asset value, end of period	$21.04	$17.81	$16.09	$22.74	$18.83
Total return (b)	20.76%	14.03%	(26.89)%	21.91%	1.75%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$198,832	$229,797	$139,212	$264,970	$218,452
Ratio of total expenses to average net assets (c)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets (c)	2.22%	3.29%	2.92%	0.87%	3.19%
Portfolio turnover rate (d)	42%	65%	104%	66%	29%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$31.29	$33.40	$35.14	$26.17	$26.45
Income from investment operations:
Net investment income (loss)	0.49 (a)	0.64 (a)	0.31	0.01	0.13
Net realized and unrealized gain (loss)	4.64	(2.10)	(1.77)	8.97	(0.25)
Total from investment operations	5.13	(1.46)	(1.46)	8.98	(0.12)
Distributions paid to shareholders from:
Net investment income	(0.50)	(0.65)	(0.28)	(0.01)	(0.16)
Net asset value, end of period	$35.92	$31.29	$33.40	$35.14	$26.17
Total return (b)	16.48%	(4.49)%	(4.18)%	34.32%	(0.46)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$154,439	$203,399	$230,480	$212,609	$223,754
Ratio of total expenses to average net assets (c)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets (c)	1.48%	1.87%	0.91%	0.02%	0.54%
Portfolio turnover rate (d)	200%	294%	164%	20%	225%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$28.22	$23.09	$28.28	$18.27	$20.37
Income from investment operations:
Net investment income (loss)	0.66 (a)	0.70 (a)	0.51	0.36	0.33
Net realized and unrealized gain (loss)	8.07	5.10	(5.21)	9.99	(2.08)
Total from investment operations	8.73	5.80	(4.70)	10.35	(1.75)
Distributions paid to shareholders from:
Net investment income	(0.58)	(0.67)	(0.49)	(0.34)	(0.35)
Net asset value, end of period	$36.37	$28.22	$23.09	$28.28	$18.27
Total return (b)	31.07%	25.25%	(16.78)%	56.77%	(8.56)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,122,084	$1,468,953	$819,621	$210,673	$10,050
Ratio of total expenses to average net assets	0.59%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.99%	2.56%	2.25%	1.77%	1.83%
Portfolio turnover rate (c)	64%	58%	86%	36%	76%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Indxx Innovative Transaction & Process ETF (LEGR)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$37.00	$30.34	$42.07	$31.32	$29.32
Income from investment operations:
Net investment income (loss)	1.03 (a)	0.93 (a)	1.15	0.61	0.35
Net realized and unrealized gain (loss)	10.37	6.70	(11.75)	10.70	2.02
Total from investment operations	11.40	7.63	(10.60)	11.31	2.37
Distributions paid to shareholders from:
Net investment income	(1.06)	(0.97)	(1.13)	(0.56)	(0.37)
Net asset value, end of period	$47.34	$37.00	$30.34	$42.07	$31.32
Total return (b)	31.08%	25.13%	(25.55)%	36.13%	8.13%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$106,520	$94,343	$100,130	$132,512	$42,280
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	2.47%	2.55%	2.94%	1.84%	1.12%
Portfolio turnover rate (c)	17%	17%	23%	46%	25%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$40.42	$33.64	$53.30	$38.89	$31.51
Income from investment operations:
Net investment income (loss)	0.12 (a)	0.13 (a)	0.08	0.05	0.04
Net realized and unrealized gain (loss)	3.40	6.78	(19.67) (b)	14.44	7.39
Total from investment operations	3.52	6.91	(19.59)	14.49	7.43
Distributions paid to shareholders from:
Net investment income	(0.11)	(0.13)	(0.07)	(0.08)	(0.05)
Net asset value, end of period	$43.83	$40.42	$33.64	$53.30	$38.89
Total return (c)	8.75%	20.51%	(36.76)% (b)	37.27%	23.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$453,667	$416,276	$173,248	$266,492	$120,549
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.28%	0.33%	0.17%	0.10%	0.15%
Portfolio turnover rate (d)	43%	46%	36%	31%	34%

(a)	Based on average shares outstanding.
(b)
The Fund received a reimbursement from the advisor in the amount of $1,987 in connection with a trade error, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$24.96	$23.96	$27.53	$22.46	$22.81
Income from investment operations:
Net investment income (loss)	0.20 (a)	0.34 (a)	0.32	0.10	0.28
Net realized and unrealized gain (loss)	8.24	1.02	(3.60)	5.06	(0.30)
Total from investment operations	8.44	1.36	(3.28)	5.16	(0.02)
Distributions paid to shareholders from:
Net investment income	(0.25)	(0.36)	(0.29)	(0.09)	(0.33)
Net asset value, end of period	$33.15	$24.96	$23.96	$27.53	$22.46
Total return (b)	33.95%	5.64%	(12.02)%	22.98%	0.03%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$51,389	$57,405	$81,454	$121,114	$124,674
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.68%	1.33%	1.04%	0.36%	1.21%
Portfolio turnover rate (c)	122%	150%	169%	136%	187%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dorsey Wright Momentum & Value ETF (DVLU)

	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$22.83	$20.39	$23.51	$15.07	$18.52
Income from investment operations:
Net investment income (loss)	0.35 (a)	0.40 (a)	0.40	0.29	0.25
Net realized and unrealized gain (loss)	7.95	2.45	(3.11)	8.42	(3.44)
Total from investment operations	8.30	2.85	(2.71)	8.71	(3.19)
Distributions paid to shareholders from:
Net investment income	(0.31)	(0.41)	(0.41)	(0.27)	(0.26)
Net asset value, end of period	$30.82	$22.83	$20.39	$23.51	$15.07
Total return (b)	36.49%	14.03%	(11.71)%	57.98%	(17.19)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$32,362	$20,547	$19,369	$25,864	$14,320
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.27%	1.75%	1.64%	1.68%	1.56%
Portfolio turnover rate (c)	155%	223%	230%	195%	205%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust International Developed Capital Strength® ETF (FICS)

	Year Ended September 30,			Period Ended 9/30/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$30.10	$25.86	$34.04	$30.09
Income from investment operations:
Net investment income (loss)	0.55 (b)	0.45 (b)	0.57	0.36
Net realized and unrealized gain (loss)	7.28	4.15	(8.16)	3.93
Total from investment operations	7.83	4.60	(7.59)	4.29
Distributions paid to shareholders from:
Net investment income	(0.56)	(0.36)	(0.59)	(0.34)
Net asset value, end of period	$37.37	$30.10	$25.86	$34.04
Total return (c)	26.15%	17.74%	(22.50)%	14.25%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$156,972	$69,230	$19,396	$10,213
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70% (d)
Ratio of net investment income (loss) to average net assets	1.62%	1.47%	2.10%	1.29% (d)
Portfolio turnover rate (e)	58%	59%	77%	23%

(a)	Inception date is December 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
September 30, 2024
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the seventeen funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Fund are listed and traded on Nasdaq, Inc. (“Nasdaq”).

First Trust NASDAQ Technology Dividend Index Fund – (ticker “TDIV”)
Multi-Asset Diversified Income Index Fund – (ticker “MDIV”)
First Trust S&P International Dividend Aristocrats ETF – (ticker “FID”)
First Trust BuyWrite Income ETF – (ticker “FTHI”)
First Trust Nasdaq BuyWrite Income ETF – (ticker “FTQI”)
First Trust Rising Dividend Achievers ETF – (ticker “RDVY”)
First Trust Dorsey Wright Focus 5 ETF – (ticker “FV”)
First Trust Dorsey Wright Momentum & Dividend ETF – (ticker “DDIV”)
First Trust RBA American Industrial Renaissance® ETF – (ticker “AIRR”)
First Trust Dorsey Wright International Focus 5 ETF – (ticker “IFV”)
First Trust Dorsey Wright Dynamic Focus 5 ETF – (ticker “FVC”)
First Trust SMID Cap Rising Dividend Achievers ETF – (ticker “SDVY”)
First Trust Indxx Innovative Transaction & Process ETF – (ticker “LEGR”)
First Trust Nasdaq Artificial Intelligence and Robotics ETF – (ticker “ROBT”)
First Trust Dorsey Wright Momentum & Low Volatility ETF – (ticker “DVOL”)
First Trust Dorsey Wright Momentum & Value ETF – (ticker “DVLU”)
First Trust International Developed Capital Strength® ETF – (ticker “FICS”)
TDIV operates as a non-diversified series of the Trust. Each of MDIV, FID, FTHI, FTQI, RDVY, FV, DDIV, AIRR, IFV, FVC, SDVY, LEGR, ROBT, DVOL, DVLU and FICS operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act. Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund, except for FTHI and FTQI, is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust NASDAQ Technology Dividend Index Fund	Nasdaq Technology DividendTM Index
Multi-Asset Diversified Income Index Fund	Nasdaq US Multi-Asset Diversified IncomeTM Index
First Trust S&P International Dividend Aristocrats ETF	S&P International Dividend Aristocrats Index
First Trust Rising Dividend Achievers ETF	Nasdaq US Rising Dividend AchieversTM Index
First Trust Dorsey Wright Focus 5 ETF	Dorsey Wright Focus FiveTM Index
First Trust Dorsey Wright Momentum & Dividend ETF	Dorsey Wright Momentum Plus Dividend YieldTM Index
First Trust RBA American Industrial Renaissance® ETF	Richard Bernstein Advisors American Industrial Renaissance® Index
First Trust Dorsey Wright International Focus 5 ETF	Dorsey Wright International Focus FiveTM Index
First Trust Dorsey Wright Dynamic Focus 5 ETF	Dorsey Wright Focus FiveTM Index
First Trust SMID Cap Rising Dividend Achievers ETF	Nasdaq US Small Mid Cap Rising Dividend AchieversTM Index
First Trust Indxx Innovative Transaction & Process ETF	Indxx Blockchain Index
First Trust Nasdaq Artificial Intelligence and Robotics ETF	Nasdaq CTA Artificial Intelligence and RoboticsTM Index
First Trust Dorsey Wright Momentum & Low Volatility ETF	Dorsey Wright Momentum Plus Low VolatilityTM Index
First Trust Dorsey Wright Momentum & Value ETF	Dorsey Wright Momentum Plus ValueTM Index
First Trust International Developed Capital Strength® ETF	The International Developed Capital StrengthTM Index
FTHI and FTQI are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI’s secondary investment objective is to provide capital appreciation. Under normal market conditions, FTHI pursues its investment objectives by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy”

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
consisting of writing (selling) U.S. exchange-traded call options on the Standard & Poor’s 500® Index (the “S&P 500®”). The Fund employs an option strategy in which it writes U.S. exchange-traded call options on the S&P 500® in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund’s overall NAV.
The investment objective of FTQI is to provide current income. Under normal market conditions, FTQI pursues its investment objective by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Nasdaq-100 Index® (the “Nasdaq-100®”). Under normal market conditions, FTQI will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the components of the Nasdaq Composite Index. FTQI employs an option strategy in which it writes U.S. exchange-traded call options on the Nasdaq-100® in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells an option contract to another party. In exchange for the premiums received in connection with its written U.S. exchange-traded call options on the Nasdaq-100®, FTQI forfeits any upside potential of the Nasdaq-100® above the strike price of the written call options. It is expected that FTQI will distribute premiums to shareholders on a monthly basis. The premiums received from the sale of call options are expected to be FTQI’s primary source of income. Under normal market conditions, FTQI will seek to distribute the majority of the option premiums collected. FTQI does not target a specific income level, but seeks to provide investors with current income primarily from options premiums through writing calls with a notional value of 50-100% of FTQI’s assets.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, preferred stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), exchange-traded funds, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
U.S. Treasuries are valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Options Contracts
FTHI and FTQI are subject to equity price risk in the normal course of pursuing their investment objectives. FTHI may write (sell) U.S. exchange-traded call options on the S&P 500® and FTQI may write (sell) U.S. exchange-traded call options on the Nasdaq-100®, to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI may write (sell) call options or put options and FTQI may write (sell) call options (“options”) on all or a portion of the equity securities held in their respective portfolios and on securities indices in their respective portfolios as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options written (sold) by FTHI and FTQI will either be exercised, expire, or be canceled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statements of Operations.
The index options that FTHI and FTQI write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option’s expiration date. The stock options that FTHI and FTQI write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a call option, FTHI and FTQI forego, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Affiliated Transactions
MDIV, FV, IFV, and FVC invest in securities of affiliated funds. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.
Amounts relating to investments in affiliated funds in MDIV at September 30, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 9/30/2024	Value at 9/30/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2024	Dividend Income
First Trust Tactical High Yield ETF	2,087,161	$82,403,321	$18,631,403	$19,166,985	$6,826,155	$(1,116,618)	$87,577,276	$5,415,181
Amounts relating to investments in affiliated funds in FV at September 30, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 9/30/2024	Value at 9/30/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2024	Dividend Income
First Trust Consumer Discretionary AlphaDEX® Fund	11,291,807	$622,838,935	$22,792,345	$(71,303,069)	$133,410,587	$6,919,667	$714,658,465	$6,103,021
First Trust Dow Jones Internet Index Fund	3,543,926	611,647,546	23,144,346	(72,582,032)	180,871,093	7,628,892	750,709,845	—
First Trust Industrials/Producer Durables AlphaDEX® Fund	10,192,931	632,987,774	23,214,724	(73,359,321)	177,948,427	11,424,848	772,216,452	5,775,735
First Trust Nasdaq Semiconductor ETF	8,372,936	612,314,784	24,417,597	(74,414,521)	205,241,855	13,467,755	781,027,470	3,985,357
First Trust NASDAQ- 100- Technology Sector Index Fund	3,948,125	620,189,880	24,262,696	(75,121,623)	180,049,971	5,934,870	755,315,794	296,291
		$3,099,978,919	$117,831,708	$(366,780,566)	$877,521,933	$45,376,032	$3,773,928,026	$16,160,404

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
Amounts relating to investments in affiliated funds in IFV at September 30, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 9/30/2024	Value at 9/30/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2024	Dividend Income
First Trust Dow Jones Global Select Dividend Index Fund	—	$39,750,919	$4,325,838	$(45,363,748)	$4,536,814	$(3,249,823)	$—	$706,415
First Trust Eurozone AlphaDEX® ETF	893,241	—	39,266,437	(1,240,325)	1,045,806	(10,489)	39,061,429	533,144
First Trust India NIFTY 50 Equal Weight ETF	620,146	47,024,228	5,757,184	(23,620,680)	7,633,017	3,416,518	40,210,267	91,812
First Trust Japan AlphaDEX® Fund	726,387	49,945,078	7,795,959	(21,237,086)	487,950	2,411,616	39,403,517	1,369,014
First Trust Latin America AlphaDEX® Fund	—	48,613,270	6,002,400	(54,132,137)	2,065,899	(2,549,432)	—	668,729
First Trust Switzerland AlphaDEX® Fund	558,907	44,269,746	6,635,948	(18,697,287)	4,573,406	2,621,130	39,402,943	561,864
First Trust United Kingdom AlphaDEX® Fund	967,639	—	38,893,838	(5,280,358)	6,454,152	408,707	40,476,339	899,631
		$229,603,241	$108,677,604	$(169,571,621)	$26,797,044	$3,048,227	$198,554,495	$4,830,609
Amounts relating to investments in affiliated funds in FVC at September 30, 2024, and for the fiscal year then ended are as follows:

Security Name	Shares at 9/30/2024	Value at 9/30/2023	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 9/30/2024	Dividend Income
First Trust Consumer Discretionary AlphaDEX® Fund	461,925	$40,861,866	$31,696,128	$(45,873,387)	$4,312,386	$(1,761,760)	$29,235,233	$204,471
First Trust Dow Jones Internet Index Fund	144,975	40,127,550	33,064,251	(46,541,940)	4,605,210	(545,017)	30,710,054	—
First Trust Enhanced Short Maturity ETF	—	—	186,997,120	(187,167,290)	—	170,170	—	2,447,029
First Trust Industrials/Producer Durables AlphaDEX® Fund	416,973	41,527,863	33,108,978	(47,676,081)	4,388,549	240,566	31,589,875	193,330
First Trust Nasdaq Semiconductor ETF	342,520	40,171,544	33,735,467	(48,086,056)	4,573,106	1,556,205	31,950,266	131,042
First Trust NASDAQ- 100-Technology Sector Index Fund	161,510	40,687,948	33,947,769	(48,599,274)	4,611,133	250,902	30,898,478	9,681
		$203,376,771	$352,549,713	$(423,944,028)	$22,490,384	$(88,934)	$154,383,906	$2,985,553
F. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
G. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Bank of New York Mellon (“BNY”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2024, LEGR and ROBT had securities in the securities lending program. During the fiscal year ended September 30, 2024, AIRR, LEGR, and ROBT participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BNY will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BNY to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BNY will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BNY.
H. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BNY on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended September 30, 2024, were received as collateral for lending securities.
I. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, with the exception of MDIV, FTHI and FTQI which declare and pay monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$44,002,035	$—	$—
Multi-Asset Diversified Income Index Fund	28,022,932	—	—
First Trust S&P International Dividend Aristocrats ETF	3,237,346	—	—
First Trust BuyWrite Income ETF	6,887,459	—	43,515,988
First Trust Nasdaq BuyWrite Income ETF	1,190,657	—	30,278,448
First Trust Rising Dividend Achievers ETF	192,223,542	—	—
First Trust Dorsey Wright Focus 5 ETF	5,963,670	—	—
First Trust Dorsey Wright Momentum & Dividend ETF	1,311,947	—	—
First Trust RBA American Industrial Renaissance® ETF	2,130,376	—	—
First Trust Dorsey Wright International Focus 5 ETF	4,261,106	—	—
First Trust Dorsey Wright Dynamic Focus 5 ETF	2,486,081	—	—
First Trust SMID Cap Rising Dividend Achievers ETF	68,669,012	—	—
First Trust Indxx Innovative Transaction & Process ETF	2,543,302	—	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	1,354,840	—	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	406,865	—	—
First Trust Dorsey Wright Momentum & Value ETF	302,515	—	—
First Trust International Developed Capital Strength® ETF	1,977,261	—	—
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2023 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ Technology Dividend Index Fund	$35,705,702	$—	$—
Multi-Asset Diversified Income Index Fund	21,473,782	—	6,890,270
First Trust S&P International Dividend Aristocrats ETF	3,078,891	—	—
First Trust BuyWrite Income ETF	4,208,848	—	9,900,138
First Trust Nasdaq BuyWrite Income ETF	106,102	—	4,740,102
First Trust Rising Dividend Achievers ETF	193,640,157	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dorsey Wright Focus 5 ETF	$29,745,841	$—	$—
First Trust Dorsey Wright Momentum & Dividend ETF	2,121,472	—	—
First Trust RBA American Industrial Renaissance® ETF	896,140	—	—
First Trust Dorsey Wright International Focus 5 ETF	6,859,251	—	—
First Trust Dorsey Wright Dynamic Focus 5 ETF	4,966,541	—	—
First Trust SMID Cap Rising Dividend Achievers ETF	27,281,896	—	—
First Trust Indxx Innovative Transaction & Process ETF	2,708,392	—	—
First Trust Nasdaq Artificial Intelligence and Robotics ETF	868,220	—	—
First Trust Dorsey Wright Momentum & Low Volatility ETF	908,946	—	—
First Trust Dorsey Wright Momentum & Value ETF	381,866	—	—
First Trust International Developed Capital Strength® ETF	622,101	—	—
As of September 30, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust NASDAQ Technology Dividend Index Fund	$4,269,028	$(252,102,735)	$700,454,214
Multi-Asset Diversified Income Index Fund	—	(244,585,556)	27,555,820
First Trust S&P International Dividend Aristocrats ETF	641,542	(11,016,313)	7,329,404
First Trust BuyWrite Income ETF	—	(90,957,873)	177,431,934
First Trust Nasdaq BuyWrite Income ETF	—	(34,623,398)	77,273,893
First Trust Rising Dividend Achievers ETF	8,052,708	(832,577,519)	1,896,008,157
First Trust Dorsey Wright Focus 5 ETF	—	(723,385,218)	973,846,750
First Trust Dorsey Wright Momentum & Dividend ETF	157,120	(27,780,244)	7,167,251
First Trust RBA American Industrial Renaissance® ETF	—	(98,334,580)	185,905,117
First Trust Dorsey Wright International Focus 5 ETF	32,187	(164,187,584)	34,337,190
First Trust Dorsey Wright Dynamic Focus 5 ETF	21,248	(92,724,935)	18,026,434
First Trust SMID Cap Rising Dividend Achievers ETF	6,684,194	(129,412,301)	659,281,158
First Trust Indxx Innovative Transaction & Process ETF	159,930	(4,515,367)	9,117,050
First Trust Nasdaq Artificial Intelligence and Robotics ETF	321,152	(80,135,513)	(23,333,883)
First Trust Dorsey Wright Momentum & Low Volatility ETF	35,347	(26,890,498)	7,743,839
First Trust Dorsey Wright Momentum & Value ETF	59,391	(13,099,674)	3,544,245
First Trust International Developed Capital Strength® ETF	818,023	(7,368,521)	20,710,743
J. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
Capital Gains. India’s Finance Act, 2024 (“Finance Act, 2024”) was enacted into law on July 23, 2024, and amongst the other provisions, it increased long-term and short-term capital gain rates on sales of Indian securities, effective that date. As per the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
amended provisions, the long-term capital gains on the sale of listed shares (sold on a recognized stock exchange and where Securities Transaction Tax (“STT”) is paid) in excess of INR 0.125 million are taxed at the rate of 12.5% (plus applicable surcharge and cess), increased from 10% (plus applicable surcharge and cess), subject to satisfaction of certain conditions. As a grandfathering measure, the cost of acquisition for the purpose of calculation of long-term capital asset acquired before February 1, 2018 shall be deemed to be the higher of the following: (a) the actual cost of acquisition of such asset; and (b) lower of (i) the fair market value of such asset as on January 31, 2018 and (ii) full value of consideration as received on its transfer/disposal of the equity shares. The highest effective tax rate on long-term capital gains earned by a Fund could be 14.95% in the case of a non-corporate entity and 13.65% in the case of a corporate entity.
In the case of the sale of listed shares (sold on a recognized stock exchange and where STT is paid) held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 20% (plus applicable surcharge and cess), increased from 15% (plus applicable surcharge and cess), provided the shares are sold on the stock exchange and subjected to STT. The highest effective tax rate on short-term capital gains earned by a Fund could be 23.92% in the case of a non-corporate entity and 21.84% in the case of a corporate entity.
Short-term capital loss can be set-off against both short-term capital gains and long-term capital gains. However, long-term capital loss can be set-off only against long-term capital gains. The unabsorbed (remaining loss after setting off loss during the year against income of the year) short-term and long-term capital loss can be carried forward for immediately succeeding 8 (eight) assessment years.
Buy back. Finance Act, 2024 has amended the provisions for taxation of buyback of shares and provided that the gains arising on buyback of shares will be considered as deemed dividend in the hands of the shareholder and taxed accordingly. (Prior to enactment of Finance Act, 2024, the shareholders were exempt from tax on any income arising on buyback and distribution tax at the rate of 20% plus applicable surcharge and cess was payable by the Indian Company on buyback of shares). Further, the cost of acquisition in relation to buyback of shares shall be considered as capital loss in the hands of shareholder and the capital loss can be set off against the capital gain income.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains continue to be taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess).
Dividend income. The dividend income earned by a Fund from Indian Companies shall be chargeable to tax at the rate of 20% (plus applicable surcharge and cess). The highest effective tax rate on dividend income arising to a Fund could be 23.92% in the case of a non-corporate entity and 21.84% in the case of a corporate entity. Note that a Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be offset against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Interest income. Interest Income received from the Indian Investee Company shall be continued to be chargeable to tax at the rate of 20% (plus applicable surcharge and cess).
Other income. Any other income (other than capital gain, dividend, interest) earned by a Fund shall be chargeable to tax at the rate of 35% (earlier taxable at the rate of 40%) (plus applicable surcharge and cess).
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For all of the Funds taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of September 30, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At September 30, 2024, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust NASDAQ Technology Dividend Index Fund	$252,102,735
Multi-Asset Diversified Income Index Fund	244,585,556
First Trust S&P International Dividend Aristocrats ETF	11,016,313
First Trust BuyWrite Income ETF	90,957,873
First Trust Nasdaq BuyWrite Income ETF	34,623,398
First Trust Rising Dividend Achievers ETF	832,577,519
First Trust Dorsey Wright Focus 5 ETF	723,385,218
First Trust Dorsey Wright Momentum & Dividend ETF	27,780,244
First Trust RBA American Industrial Renaissance® ETF	98,334,580
First Trust Dorsey Wright International Focus 5 ETF	164,187,584
First Trust Dorsey Wright Dynamic Focus 5 ETF	92,724,935
First Trust SMID Cap Rising Dividend Achievers ETF	129,412,301
First Trust Indxx Innovative Transaction & Process ETF	4,515,367
First Trust Nasdaq Artificial Intelligence and Robotics ETF	80,135,513
First Trust Dorsey Wright Momentum & Low Volatility ETF	26,890,498
First Trust Dorsey Wright Momentum & Value ETF	13,099,674
First Trust International Developed Capital Strength® ETF	7,368,521
During the taxable year ended September 30, 2024, the following Funds utilized capital loss carryforwards in the following amounts:

Capital Loss Utilized
Multi-Asset Diversified Income Index Fund	$14,979,051
First Trust Dorsey Wright Focus 5 ETF	34,182
First Trust Dorsey Wright Momentum & Dividend ETF	3,318,902
First Trust Indxx Innovative Transaction & Process ETF	1,281,044
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended September 30, 2024, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2024, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust NASDAQ Technology Dividend Index Fund	$108,852	$(345,765,802)	$345,656,950
Multi-Asset Diversified Income Index Fund	3,631,268	(5,665,534)	2,034,266
First Trust S&P International Dividend Aristocrats ETF	(6,959)	(742,959)	749,918

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust BuyWrite Income ETF	$155,198	$(4,570,356)	$4,415,158
First Trust Nasdaq BuyWrite Income ETF	5,746	(5,006)	(740)
First Trust Rising Dividend Achievers ETF	—	(655,738,733)	655,738,733
First Trust Dorsey Wright Focus 5 ETF	224,331	(45,418,878)	45,194,547
First Trust Dorsey Wright Momentum & Dividend ETF	—	(2,015,240)	2,015,240
First Trust RBA American Industrial Renaissance® ETF	104,055	(205,804,318)	205,700,263
First Trust Dorsey Wright International Focus 5 ETF	(11,897)	(7,216,864)	7,228,761
First Trust Dorsey Wright Dynamic Focus 5 ETF	—	(6,948,224)	6,948,224
First Trust SMID Cap Rising Dividend Achievers ETF	—	(221,993,229)	221,993,229
First Trust Indxx Innovative Transaction & Process ETF	34,118	(4,930,657)	4,896,539
First Trust Nasdaq Artificial Intelligence and Robotics ETF	15,616	(36,529,452)	36,513,836
First Trust Dorsey Wright Momentum & Low Volatility ETF	—	(5,865,685)	5,865,685
First Trust Dorsey Wright Momentum & Value ETF	—	(5,400,214)	5,400,214
First Trust International Developed Capital Strength® ETF	27,824	(3,289,632)	3,261,808
As of September 30, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust NASDAQ Technology Dividend Index Fund	$2,173,587,446	$768,223,996	$(67,773,727)	$700,450,269
Multi-Asset Diversified Income Index Fund	410,981,252	45,001,902	(17,446,082)	27,555,820
First Trust S&P International Dividend Aristocrats ETF	74,842,636	10,708,139	(3,390,849)	7,317,290
First Trust BuyWrite Income ETF	751,161,862	183,850,184	(6,418,250)	177,431,934
First Trust Nasdaq BuyWrite Income ETF	375,463,178	82,486,165	(5,212,272)	77,273,893
First Trust Rising Dividend Achievers ETF	10,188,282,780	2,046,749,909	(150,741,752)	1,896,008,157
First Trust Dorsey Wright Focus 5 ETF	2,804,632,096	974,328,694	(481,944)	973,846,750
First Trust Dorsey Wright Momentum & Dividend ETF	53,451,078	7,612,650	(445,399)	7,167,251
First Trust RBA American Industrial Renaissance® ETF	1,507,231,949	233,770,376	(47,865,259)	185,905,117
First Trust Dorsey Wright International Focus 5 ETF	164,542,593	34,337,190	—	34,337,190
First Trust Dorsey Wright Dynamic Focus 5 ETF	136,449,373	18,361,188	(334,754)	18,026,434
First Trust SMID Cap Rising Dividend Achievers ETF	5,458,406,987	806,376,259	(147,095,101)	659,281,158
First Trust Indxx Innovative Transaction & Process ETF	98,100,633	19,932,191	(10,740,829)	9,191,362
First Trust Nasdaq Artificial Intelligence and Robotics ETF	507,099,905	58,141,720	(81,478,252)	(23,336,532)
First Trust Dorsey Wright Momentum & Low Volatility ETF	43,659,014	7,879,816	(135,977)	7,743,839
First Trust Dorsey Wright Momentum & Value ETF	28,815,736	4,023,928	(479,683)	3,544,245
First Trust International Developed Capital Strength® ETF	135,864,659	22,987,218	(2,295,508)	20,691,710
K. Expenses
Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of advisory fees, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), taxes, interest, and extraordinary expenses, which are paid by each respective Fund. See Note 3 relating to a reduction in MDIV’s annual unitary management fee. Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
First Trust has entered into licensing agreements with each of the following “Licensors” for the respective Funds:

Fund	Licensor
First Trust NASDAQ Technology Dividend Index Fund	Nasdaq, Inc.
Multi-Asset Diversified Income Index Fund	Nasdaq, Inc.
First Trust S&P International Dividend Aristocrats ETF	S&P Dow Jones Indices, LLC
First Trust Rising Dividend Achievers ETF	Nasdaq, Inc.
First Trust Dorsey Wright Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust Dorsey Wright Momentum & Dividend ETF	Nasdaq, Inc.
First Trust RBA American Industrial Renaissance® ETF	Richard Bernstein Advisors LLC
First Trust Dorsey Wright International Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust Dorsey Wright Dynamic Focus 5 ETF	Dorsey, Wright & Associates, LLC
First Trust SMID Cap Rising Dividend Achievers ETF	Nasdaq, Inc.
First Trust Indxx Innovative Transaction & Process ETF	Indxx, Inc.
First Trust Nasdaq Artificial Intelligence and Robotics ETF	Nasdaq, Inc.
First Trust Dorsey Wright Momentum & Low Volatility ETF	Nasdaq, Inc.
First Trust Dorsey Wright Momentum & Value ETF	Nasdaq, Inc.
First Trust International Developed Capital Strength® ETF	Nasdaq, Inc.
The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the respective Licensor. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, acquired fund fees and expenses, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	TDIV	RDVY	FV	DDIV
Fund net assets up to and including $2.5 billion	0.5000%	0.5000%	0.3000%	0.600%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.4875%	0.4875%	0.2925%	0.585%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.4750%	0.4750%	0.2850%	0.570%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.4625%	0.4625%	0.2775%	0.555%
Fund net assets greater than $10 billion up to and including $15 billion	0.4500%	0.4500%	0.2700%	0.540%
Fund net assets greater than $15 billion	0.4250%	0.4250%	0.2550%	0.510%

Breakpoints	AIRR	IFV	FVC	SDVY
Fund net assets up to and including $2.5 billion	0.7000%	0.3000%	0.3000%	0.600%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.6825%	0.2925%	0.2925%	0.585%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.6650%	0.2850%	0.2850%	0.570%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.6475%	0.2775%	0.2775%	0.555%
Fund net assets greater than $10 billion up to and including $15 billion	0.6300%	0.2700%	0.2700%	0.540%
Fund net assets greater than $15 billion	0.5950%	0.2550%	0.2550%	0.510%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
Breakpoints	DVOL	DVLU
Fund net assets up to and including $2.5 billion	0.600%	0.600%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%	0.585%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%	0.570%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%	0.555%
Fund net assets greater than $10 billion up to and including $15 billion	0.540%	0.540%
Fund net assets greater than $15 billion	0.510%	0.510%

Breakpoints	MDIV	FID	FTHI	FTQI
Fund net assets up to and including $2.5 billion	0.600%	0.600%	0.75000%	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%	0.585%	0.73125%	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%	0.570%	0.71250%	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%	0.555%	0.69375%	0.69375%
Fund net assets greater than $10 billion	0.540%	0.540%	0.67500%	0.67500%

Breakpoints	LEGR	ROBT	FICS
Fund net assets up to and including $2.5 billion	0.65000%	0.65000%	0.7000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%	0.63375%	0.6825%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%	0.61750%	0.6650%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%	0.60125%	0.6475%
Fund net assets greater than $10 billion	0.58500%	0.58500%	0.6300%
For FTHI and FTQI, prior to December 14, 2023, the annual unitary management fee payable to First Trust was reduced at breakpoints and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
In addition, MDIV, FV, IFV, and FVC incur pro rata share of fees and acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents each Fund’s total annual operating expenses.
Pursuant to a contractual agreement between the Trust, on behalf of MDIV, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by MDIV on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) the termination of MDIV’s investment management agreement with First Trust; however, it is expected to remain in place at least until January 31, 2026. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. For the fiscal year ended September 30, 2024, MDIV waived $509,919 of management fees.
The Trust has multiple service agreements with BNY. Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended September 30, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$854,441,095	$851,491,547
Multi-Asset Diversified Income Index Fund	312,004,023	311,040,508
First Trust S&P International Dividend Aristocrats ETF	42,773,524	42,813,230
First Trust BuyWrite Income ETF	240,437,163	326,108,093
First Trust Nasdaq BuyWrite Income ETF	147,258,120	199,396,075
First Trust Rising Dividend Achievers ETF	5,692,931,313	5,679,138,678
First Trust Dorsey Wright Focus 5 ETF	—	3,795,650
First Trust Dorsey Wright Momentum & Dividend ETF	82,352,788	82,226,836
First Trust RBA American Industrial Renaissance® ETF	714,644,235	713,511,633
First Trust Dorsey Wright International Focus 5 ETF	80,771,703	80,872,285
First Trust Dorsey Wright Dynamic Focus 5 ETF	336,745,358	336,802,244
First Trust SMID Cap Rising Dividend Achievers ETF	2,383,411,624	2,370,025,767
First Trust Indxx Innovative Transaction & Process ETF	17,483,873	17,580,084
First Trust Nasdaq Artificial Intelligence and Robotics ETF	213,449,002	207,493,280
First Trust Dorsey Wright Momentum & Low Volatility ETF	59,885,036	59,860,154
First Trust Dorsey Wright Momentum & Value ETF	40,995,854	40,888,164
First Trust International Developed Capital Strength® ETF	60,201,834	60,422,396
For the fiscal year ended September 30, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust NASDAQ Technology Dividend Index Fund	$1,026,036,053	$932,398,187
Multi-Asset Diversified Income Index Fund	35,783,462	63,271,908
First Trust S&P International Dividend Aristocrats ETF	5,388,959	8,847,739
First Trust BuyWrite Income ETF	635,529,775	18,134,910
First Trust Nasdaq BuyWrite Income ETF	363,285,523	—
First Trust Rising Dividend Achievers ETF	4,727,953,722	3,054,161,301
First Trust Dorsey Wright Focus 5 ETF	117,831,708	362,984,916
First Trust Dorsey Wright Momentum & Dividend ETF	22,308,112	16,259,039
First Trust RBA American Industrial Renaissance® ETF	1,431,872,978	555,290,967
First Trust Dorsey Wright International Focus 5 ETF	27,905,901	88,699,336
First Trust Dorsey Wright Dynamic Focus 5 ETF	15,804,355	87,141,784
First Trust SMID Cap Rising Dividend Achievers ETF	5,248,030,864	1,432,377,617
First Trust Indxx Innovative Transaction & Process ETF	5,756,167	18,712,635
First Trust Nasdaq Artificial Intelligence and Robotics ETF	180,069,587	178,757,158
First Trust Dorsey Wright Momentum & Low Volatility ETF	32,889,761	52,302,196
First Trust Dorsey Wright Momentum & Value ETF	31,049,063	26,821,306
First Trust International Developed Capital Strength® ETF	91,169,408	26,235,153

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at September 30, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
FTHI
Options contracts	Equity Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$15,471,780
FTQI
Options contracts	Equity Risk	Options contracts purchased, at value	—	Options contracts written, at value	9,628,650
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2024, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	FTHI	FTQI
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$(41,397,554)	$(19,736,281)
Net change in unrealized appreciation (depreciation) on written options contracts	(8,570,570)	(2,713,551)
During the fiscal year ended September 30, 2024, for FTHI, the premiums for written options contracts opened were $68,817,675 and the premiums for written options contracts closed, exercised and expired were $62,857,120.
During the fiscal year ended September 30, 2024, for FTQI, the premiums for written options contracts opened were $46,168,505 and the premiums for written options contracts closed, exercised and expired were $40,193,795.
FTHI and FTQI do not have the right to offset on financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2026.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:
FTHI and FTQI changed their fiscal year ends from September 30 to December 31. In addition to the fiscal years ended September 30, 2024, the Funds will have fiscal periods ended December 31, 2024.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, First Trust S&P International Dividend Aristocrats ETF, First Trust BuyWrite Income ETF, First Trust Nasdaq BuyWrite Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright Momentum & Dividend ETF, First Trust RBA American Industrial Renaissance® ETF, First Trust Dorsey Wright International Focus 5 ETF, First Trust Dorsey Wright Dynamic Focus 5 ETF, First Trust SMID Cap Rising Dividend Achievers ETF, First Trust Indxx Innovative Transaction & Process ETF, First Trust Nasdaq Artificial Intelligence and Robotics ETF, First Trust Dorsey Wright Momentum & Low Volatility ETF, First Trust Dorsey Wright Momentum & Value ETF, and First Trust International Developed Capital Strength® ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of September 30, 2024 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust NASDAQ Technology Dividend Index Fund	For the years ended September 30, 2024, 2023, 2022, 2021, and 2020
Multi-Asset Diversified Income Index Fund
First Trust S&P International Dividend Aristocrats ETF
First Trust BuyWrite Income ETF
First Trust Nasdaq BuyWrite Income ETF
First Trust Rising Dividend Achievers ETF
First Trust Dorsey Wright Focus 5 ETF
First Trust Dorsey Wright Momentum & Dividend ETF
First Trust RBA American Industrial Renaissance® ETF
First Trust Dorsey Wright International Focus 5 ETF
First Trust Dorsey Wright Dynamic Focus 5 ETF
First Trust SMID Cap Rising Dividend Achievers ETF
First Trust Indxx Innovative Transaction & Process ETF
First Trust Nasdaq Artificial Intelligence and Robotics ETF
First Trust Dorsey Wright Momentum & Low Volatility ETF
First Trust Dorsey Wright Momentum & Value ETF
First Trust International Developed Capital Strength® ETF	For the years ended September 30, 2024, 2023, and 2022, and for the period from December 15, 2020 (commencement of investment operations) through September 30, 2021

Report of Independent Registered Public Accounting Firm (Continued)
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
November 21, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund VI
September 30, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended September 30, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended September 30, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust NASDAQ Technology Dividend Index Fund (TDIV)
Multi-Asset Diversified Income Index Fund (MDIV)
First Trust S&P International Dividend Aristocrats ETF (FID)
First Trust BuyWrite Income ETF (FTHI)
First Trust Nasdaq BuyWrite Income ETF (FTQI)
First Trust Rising Dividend Achievers ETF (RDVY)
First Trust Dorsey Wright Focus 5 ETF (FV)
First Trust Dorsey Wright Momentum & Dividend ETF (DDIV)
First Trust RBA American Industrial Renaissance® ETF (AIRR)
First Trust Dorsey Wright International Focus 5 ETF (IFV)
First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)
First Trust Indxx Innovative Transaction & Process ETF (LEGR)
First Trust Nasdaq Artificial Intelligence and Robotics ETF (ROBT)
First Trust International Developed Capital Strength® ETF (FICS)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor

Other Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024 (Unaudited)
and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that FTHI and FTQI are actively-managed ETFs and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Funds’ investments. The Board considered the background and experience of the members of the Alternatives Investment Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective(s), policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective(s), policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board considered that the Advisor had previously agreed to extend the Fee Offset Agreement for MDIV through January 31, 2025, whereby the Advisor offsets its unitary fee paid by MDIV related to the portion of MDIV’s assets invested in other investment companies advised by the Advisor. The Board noted that because each of FV, IFV and FVC invests in underlying ETFs in the First Trust Fund Complex, each such Fund will incur acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying ETFs. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. The Board noted that for each of FTHI and FTQI, effective December 14, 2023, the initial fee rate in the Fund’s unitary fee rate schedule was reduced from 0.85% to 0.75% of the Fund’s average daily net assets and lower breakpoints, pursuant to which the Fund’s initial fee rate will be reduced as assets of the Fund meet certain thresholds, were implemented. Based on the information provided, the Board noted that the total (net) expense ratio for MDIV was below the median total (net) expense ratio of the peer funds in its Expense Group, that the total (net) expense ratio for IFV (excluding acquired fund fees and expenses) was equal to the median total (net) expense ratio of the peer funds in its Expense Group (excluding acquired fund fees and expenses) and that the total (net) expense ratio for each other Fund (excluding acquired fund fees and expenses for FVC and FV) was above the median total (net) expense ratio of the peer funds in its respective Expense Group (excluding acquired fund fees and expenses for FVC’s and FV’s Expense Groups). The Board also noted that the total (net) expense ratio for IFV (including acquired fund fees and expenses) was equal to the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in its Expense Group and that the total (net) expense ratio for each of FVC and FV (including acquired fund fees and expenses) was above the median total (net) expense ratio (including acquired fund fees

Other Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024 (Unaudited)
and expenses) of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs and actively-managed ETFs, including, for index ETFs, differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and, for both index ETFs and actively-managed ETFs, different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. With the exception of FTHI and FTQI, the Board received and reviewed information for periods ended December 31, 2023 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index. With respect to DDIV, the Board noted that during 2018, it approved changes to the Fund’s investment objective and, effective September 6, 2018, the Fund changed its name and ticker symbol and began tracking the Dorsey Wright Momentum Plus Dividend Yield™ Index, and that the performance information included a blend of the old and new indexes. With respect to FID, the Board noted that during 2018, it approved changes to the Fund’s investment objective and, effective August 30, 2018, the Fund changed its name and ticker symbol and began tracking the S&P International Dividend Aristocrats Index, and that the performance information included a blend of the old and new indexes. Based on the information provided and its ongoing review of performance, the Board concluded that each applicable Fund was correlated to its underlying index and that the tracking difference for each such Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each applicable Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index and noted the Advisor’s discussion of FVC’s and DDIV’s performance at the April 25, 2024 meeting. However, given each such Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
For the two actively-managed Funds, FTHI and FTQI, the Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2023 to the performance of the funds in its Performance Universe and to that of a benchmark index. With respect to FTQI, the Board noted that during 2022, it approved the Fund’s adoption of an amended investment strategy that involves investing primarily in equity securities listed on U.S. exchanges and utilizing an “option strategy” consisting of writing U.S. exchange-traded call options on the Nasdaq-100 Index, which took effect on May 11, 2022. Based on the information provided, the Board noted that FTHI outperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2023. The Board noted that FTQI outperformed its Performance Universe median and benchmark index for the one- and three- periods ended December 31, 2023 and underperformed its Performance Universe median and benchmark index for the five-year period ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the

Other Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024 (Unaudited)
inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. In addition, the Board considered that the Advisor, as the investment advisor to the underlying ETFs in which each of FV, IFV and FVC invest, will recognize additional revenue from the underlying ETFs if investment by such Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust SMID Cap Rising Dividend Achievers ETF (SDVY)
First Trust Dorsey Wright Momentum & Low Volatility ETF (DVOL)
First Trust Dorsey Wright Momentum & Value ETF (DVLU)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.

Other Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024 (Unaudited)
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information for periods ended December 31, 2023 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index and noted the Advisor’s discussion of DVOL’s performance at the April 25, 2024 meeting. However, given each Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with

Other Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024 (Unaudited)
the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VI funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $7,617,949. This figure is comprised of $341,464 paid (or to be paid) in fixed compensation and $7,276,485 paid (or to be paid) in variable compensation. There were a total of 28 beneficiaries of the remuneration described above. Those amounts include $3,622,614 paid (or to be paid) to senior management of First Trust Advisors L.P. and $3,995,335 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Other Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024 (Unaudited)
Federal Tax Information
For the taxable year ended September 30, 2024, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust NASDAQ Technology Dividend Index Fund	92.18%
Multi-Asset Diversified Income Index Fund	28.43%
First Trust S&P International Dividend Aristocrats ETF	0.00%
First Trust BuyWrite Income ETF	100.00%
First Trust Nasdaq BuyWrite Income ETF	100.00%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust Dorsey Wright Momentum & Dividend ETF	82.35%
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Indxx Innovative Transaction & Process ETF	27.16%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	52.01%
First Trust Dorsey Wright Momentum & Low Volatility ETF	100.00%
First Trust Dorsey Wright Momentum & Value ETF	100.00%
First Trust International Developed Capital Strength® ETF	0.00%
For the taxable year ended September 30, 2024, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust NASDAQ Technology Dividend Index Fund	100.00%
Multi-Asset Diversified Income Index Fund	28.63%
First Trust S&P International Dividend Aristocrats ETF	74.61%
First Trust BuyWrite Income ETF	100.00%
First Trust Nasdaq BuyWrite Income ETF	100.00%
First Trust Rising Dividend Achievers ETF	100.00%
First Trust Dorsey Wright Focus 5 ETF	**
First Trust Dorsey Wright Momentum & Dividend ETF	86.40%
First Trust RBA American Industrial Renaissance® ETF	100.00%
First Trust Dorsey Wright International Focus 5 ETF	**
First Trust Dorsey Wright Dynamic Focus 5 ETF	**
First Trust SMID Cap Rising Dividend Achievers ETF	100.00%
First Trust Indxx Innovative Transaction & Process ETF	100.00%
First Trust Nasdaq Artificial Intelligence and Robotics ETF	100.00%
First Trust Dorsey Wright Momentum & Low Volatility ETF	100.00%
First Trust Dorsey Wright Momentum & Value ETF	100.00%
First Trust International Developed Capital Strength® ETF	89.35%
** The actual qualified dividend income distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Additionally, the actual percentage of income that qualified for the dividends received deduction will be available to shareholders shortly after calendar year end.
A portion of each of the Funds’ 2024 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended September 30, 2024, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

Other Information (Continued)
First Trust Exchange-Traded Fund VI
September 30, 2024 (Unaudited)
The following Funds meet the requirements of Section 853 of the Code and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended September 30, 2024, the total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust S&P International Dividend Aristocrats ETF	$4,014,374	$0.85	$472,122	$0.10
First Trust Indxx Innovative Transaction & Process ETF	2,274,389	1.01	198,316	0.09
First Trust International Developed Capital Strength® ETF	2,659,699	0.63	251,965	0.06
Disclaimer
Nasdaq®, Nasdaq Technology DividendTM Index, Nasdaq US Multi-Asset Diversified IncomeTM Index, Nasdaq US Rising Dividend AchieversTM Index, Dorsey Wright Momentum Plus Dividend YieldTM Index, Nasdaq US Small Mid Cap Rising Dividend AchieversTM Index, Nasdaq CTA Artificial Intelligence and RoboticsTM Index, Dorsey Wright Momentum Plus Low VolatilityTM Index, Dorsey Wright Momentum Plus ValueTM Index and The International Developed Capital StrengthTM Index (“the Nasdaq Indexes”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Funds have not been passed on by the Corporations as to their legality or suitability. The Funds have not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUNDS.
First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright Momentum & Dividend ETF, First Trust Dorsey Wright International Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF are not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates, LLC (“Dorsey Wright”). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. Dorsey Wright’s only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Indexes, which are determined, composed and calculated by Dorsey Wright without regard to First Trust or the Funds.
Richard Bernstein Advisors and Richard Bernstein Advisors American Industrial Renaissance® Index (“Index”) are trademarks and trade names of Richard Bernstein Advisors (“RBA”). The Fund is not sponsored, endorsed, sold or promoted by RBA and RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA’s only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined and composed by RBA without regard to First Trust or the Fund. RBA has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining or composing the Index. RBA is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. RBA has no obligation or liability in connection with the administration, marketing or trading of the Fund.
S&P International Dividend Aristocrats Index (“Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indexes.
Indxx and Indxx Blockchain Index (“Index”) are trademarks of Indxx, Inc. (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Annual Financial Statements and Other Information
For the Period June 26, 2024 (Commencement of Operations) through September 30, 2024

First Trust Exchange-Traded Fund VI

First Trust S&P 500 Economic Moat ETF (EMOT)

Table of Contents
First Trust S&P 500 Economic Moat ETF (EMOT)
Annual Financial Statements and Other Information
September 30, 2024
Performance and Risk Disclosure
There is no assurance that First Trust S&P 500 Economic Moat ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust S&P 500 Economic Moat ETF (EMOT)
Portfolio of Investments
September 30, 2024

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 2.4%
130	Lockheed Martin Corp.	$75,993
	Beverages — 4.1%
947	Coca-Cola (The) Co.	68,052
363	PepsiCo, Inc.	61,728
		129,780
	Broadline Retail — 1.9%
319	Amazon.com, Inc. (a)	59,439
	Capital Markets — 2.2%
135	S&P Global, Inc.	69,744
	Commercial Services & Supplies — 1.8%
1,105	Copart, Inc. (a)	57,902
	Communications Equipment — 2.2%
1,305	Cisco Systems, Inc.	69,452
	Consumer Staples Distribution & Retail — 2.3%
898	Walmart, Inc.	72,513
	Financial Services — 4.2%
146	Berkshire Hathaway, Inc., Class B (a)	67,198
134	Mastercard, Inc., Class A	66,169
		133,367
	Health Care Equipment & Supplies — 1.8%
116	IDEXX Laboratories, Inc. (a)	58,605
	Health Care Providers & Services — 3.8%
102	McKesson Corp.	50,431
121	UnitedHealth Group, Inc.	70,746
		121,177
	Hotels, Restaurants & Leisure — 8.4%
15	Booking Holdings, Inc.	63,182
234	McDonald’s Corp.	71,255
750	Starbucks Corp.	73,118
434	Yum! Brands, Inc.	60,634
		268,189
	Household Products — 6.0%
639	Colgate-Palmolive Co.	66,335
440	Kimberly-Clark Corp.	62,603
360	Procter & Gamble (The) Co.	62,352
		191,290
	Interactive Media & Services — 3.8%
332	Alphabet, Inc., Class C	55,507
117	Meta Platforms, Inc., Class A	66,975
		122,482
Shares	Description	Value

	IT Services — 4.3%
208	Accenture PLC, Class A	$73,524
331	VeriSign, Inc. (a)	62,877
		136,401
	Life Sciences Tools & Services — 1.9%
41	Mettler-Toledo International, Inc. (a)	61,488
	Personal Care Products — 1.6%
522	Estee Lauder (The) Cos., Inc., Class A	52,038
	Pharmaceuticals — 2.1%
339	Zoetis, Inc.	66,234
	Professional Services — 2.1%
242	Automatic Data Processing, Inc.	66,969
	Semiconductors & Semiconductor Equipment — 12.2%
251	Applied Materials, Inc.	50,715
398	Broadcom, Inc.	68,655
72	KLA Corp.	55,757
57	Lam Research Corp.	46,517
476	NVIDIA Corp.	57,805
276	QUALCOMM, Inc.	46,934
299	Texas Instruments, Inc.	61,764
		388,147
	Software — 12.2%
129	Adobe, Inc. (a)	66,794
191	Cadence Design Systems, Inc. (a)	51,767
982	Fortinet, Inc. (a)	76,154
101	Intuit, Inc.	62,721
135	Microsoft Corp.	58,090
424	Oracle Corp.	72,249
		387,775
	Specialty Retail — 8.7%
21	AutoZone, Inc. (a)	66,151
173	Home Depot (The), Inc.	70,100
265	Lowe’s Cos., Inc.	71,775
59	O’Reilly Automotive, Inc. (a)	67,944
		275,970
	Technology Hardware, Storage & Peripherals — 3.9%
279	Apple, Inc.	65,007
1,640	HP, Inc.	58,827
		123,834
See Notes to Financial Statements

First Trust S&P 500 Economic Moat ETF (EMOT)
Portfolio of Investments (Continued)
September 30, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods — 3.8%
636	NIKE, Inc., Class B	$56,223
1,390	Tapestry, Inc.	65,302
		121,525
	Tobacco — 2.2%
580	Philip Morris International, Inc.	70,412

	Total Investments — 99.9%	3,180,726
	(Cost $3,066,116)
	Net Other Assets and Liabilities — 0.1%	2,213
	Net Assets — 100.0%	$3,182,939

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 3,180,726	$ 3,180,726	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust S&P 500 Economic Moat ETF (EMOT)
Statement of Assets and Liabilities
September 30, 2024

ASSETS:
Investments, at value	$3,180,726
Cash	8,186
Receivables:
Investment securities sold	4,028
Dividends	2,160
Total Assets	3,195,100

LIABILITIES:
Payables:
Investment securities purchased	11,022
Investment advisory fees	1,139
Total Liabilities	12,161
NET ASSETS	$3,182,939

NET ASSETS consist of:
Paid-in capital	$3,063,697
Par value	1,500
Accumulated distributable earnings (loss)	117,742
NET ASSETS	$3,182,939
NET ASSET VALUE, per share	$21.22
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	150,002
Investments, at cost	$3,066,116
See Notes to Financial Statements

First Trust S&P 500 Economic Moat ETF (EMOT)
Statement of Operations
For the Period Ended September 30, 2024 (a)

INVESTMENT INCOME:
Dividends	$5,307
Total investment income	5,307

EXPENSES:
Investment advisory fees	2,222
Total expenses	2,222
NET INVESTMENT INCOME (LOSS)	3,085

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	47
Net change in unrealized appreciation (depreciation) on investments	114,610
NET REALIZED AND UNREALIZED GAIN (LOSS)	114,657
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$117,742

(a)	Inception date is June 26, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust S&P 500 Economic Moat ETF (EMOT)
Statement of Changes in Net Assets

Period Ended 9/30/2024 (a)
OPERATIONS:
Net investment income (loss)	$3,085
Net realized gain (loss)	47
Net change in unrealized appreciation (depreciation)	114,610
Net increase (decrease) in net assets resulting from operations	117,742

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	3,065,197
Cost of shares redeemed	—
Net increase (decrease) in net assets resulting from shareholder transactions	3,065,197
Total increase (decrease) in net assets	3,182,939

NET ASSETS:
Beginning of period	—
End of period	$3,182,939

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—
Shares sold	150,002
Shares redeemed	—
Shares outstanding, end of period	150,002

(a)	Inception date is June 26, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust S&P 500 Economic Moat ETF (EMOT)
Financial Highlights
For a share outstanding throughout the period

Period Ended 9/30/2024 (a)

Net asset value, beginning of period	$19.97
Income from investment operations:
Net investment income (loss) (b)	0.04
Net realized and unrealized gain (loss)	1.21
Total from investment operations	1.25
Net asset value, end of period	$21.22
Total return (c)	6.26%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,183
Ratio of total expenses to average net assets	0.60% (d)
Ratio of net investment income (loss) to average net assets	0.83% (d)
Portfolio turnover rate (e)	0%

(a)	Inception date is June 26, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust S&P 500 Economic Moat ETF (EMOT)
September 30, 2024
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust S&P 500 Economic Moat ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “EMOT” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The investment objective of the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S&P 500® Economic Moat Index. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the

Notes to Financial Statements (Continued)
First Trust S&P 500 Economic Moat ETF (EMOT)
September 30, 2024
owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
In addition, differences between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s corresponding index could result in a difference between the Fund’s performance and the performance of its underlying index.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of September 30, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences,

Notes to Financial Statements (Continued)
First Trust S&P 500 Economic Moat ETF (EMOT)
September 30, 2024
which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
There were no distributions paid during the fiscal period ended September 30, 2024.
As of September 30, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$3,171
Accumulated capital and other gain (loss)	—
Net unrealized appreciation (depreciation)	114,571
D. Income Taxes
The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable period ended 2024 remains open to federal and state audit. As of September 30, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At September 30, 2024, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended September 30, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended September 30, 2024, there were no tax adjustments made to accumulated distributable earnings (loss) accounts due to differences between book and tax treatments.
As of September 30, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,066,155	$157,864	$(43,293)	$114,571
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust S&P 500 Economic Moat ETF (EMOT)
September 30, 2024
First Trust has entered into a license agreement with S&P Dow Jones Indices, LLC (the “Licensor”) for the Fund. The license agreement allows for the use by First Trust of the Fund’s index and of certain trademarks and trade names of the Licensor. The Fund is a sub-licensee to the applicable agreement.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust, on behalf of the Fund, and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, acquired fund fees and expenses, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by the Fund. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.600%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%
Fund net assets greater than $10 billion up to and including $15 billion	0.540%
Fund net assets greater than $15 billion	0.510%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended September 30, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $11,022 and $4,028, respectively.
For the fiscal period ended September 30, 2024, the cost of in-kind purchases and proceeds from in-kind sales were $3,059,075 and $0, respectively.

Notes to Financial Statements (Continued)
First Trust S&P 500 Economic Moat ETF (EMOT)
September 30, 2024
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before June 26, 2026.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of First Trust S&P 500 Economic Moat ETF (the “Fund”), one of the funds constituting First Trust Exchange-Traded Fund VI, as of September 30, 2024, and the related statements of operations, changes in net assets, and the financial highlights for the period from June 26, 2024 (commencement of investment operations), through September 30, 2024, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, and the results of its operations, the changes in its net assets, and the financial highlights for the period from June 26, 2024 (commencement of investment operations), through September 30, 2024, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
November 21, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust S&P 500 Economic Moat ETF (EMOT)
September 30, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal period ended September 30, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal period ended September 30, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of First Trust S&P 500 Economic Moat Index ETF (subsequently renamed First Trust S&P 500 Economic Moat ETF) (the “Fund”), for an initial two-year term at a meeting held on June 3, 2024. The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund’s perspective.
In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund. The Board also considered the background and experience of the persons who will be responsible for the day-to-day management of the Fund’s investments. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. Because the Fund is an index ETF that is designed to track the performance of an underlying index, the Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which the Advisor serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by the Fund under the Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee starting at an annual rate of

Other Information (Continued)
First Trust S&P 500 Economic Moat ETF (EMOT)
September 30, 2024 (Unaudited)
0.60% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was equal to the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other ETFs managed by the Advisor, the Board considered the Advisor’s statement that the Fund will be unique to the First Trust Fund Complex, but will be most similar to certain other index ETFs in the First Trust Fund Complex that are managed by the Advisor and employ U.S. equity strategies and that have unitary fee rate schedules starting at an annual rate of 0.60% of their average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Fund and whether the Fund may benefit from any economies of scale. The Board noted that the proposed unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund generally would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the proposed unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement. The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Agreement if the Fund’s assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor will not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
There were no distributions made by EMOT during the Fund’s fiscal period ended September 30, 2024; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.
Disclaimer
S&P 500® Economic Moat Index (“Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P on their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for the errors, omissions or interruptions of the Index.

(b) The Financial Highlights is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This statement is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2022 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund VI
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	December 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	December 9, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	December 9, 2024

* Print the name and title of each signing officer under his or her signature.